AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

1290 Avenue of the Americas

New York, New York 10104

February 28, 2011

Dear Contractholder:

Enclosed is a notice of a Special Meeting of Shareholders of each of the following Portfolios:

•	EQ/Capital Guardian Growth Portfolio (the “Capital Guardian Growth Portfolio”), and

•	EQ/Lord Abbett Growth and Income Portfolio (the “Lord Abbett Growth and Income Portfolio” and together, the “Acquired Portfolios”).

Each Acquired Portfolio is a portfolio of EQ Advisors Trust (the “Trust”). The Special Meeting of Shareholders of the Acquired Portfolios is scheduled to be held at the Trust’s offices, 1290 Avenue of the Americas, New York, New York 10104, on April 20, 2011 at 2:00 p.m., Eastern time (the “Meeting”). At the Meeting, the shareholders of the Acquired Portfolios will be asked to approve the proposals described below.

The Trust’s Board of Trustees (the “Board of Trustees”) has called the Meeting to request shareholder approval of the reorganization of each Acquired Portfolio into a corresponding series of the Trust (the “Acquiring Portfolios”) (the “Reorganizations”) as set forth below:

•	the Capital Guardian Growth Portfolio into the EQ/Large Cap Growth PLUS Portfolio, and

•	the Lord Abbett Growth and Income Portfolio into the EQ/Large Cap Value Index Portfolio.

The Board of Trustees has approved these proposals.

Each Portfolio is managed by AXA Equitable Life Insurance Company (“AXA Equitable”) and sub-advised by one or more investment sub-advisers. In each case, if a Reorganization is approved and implemented, each Contractholder that invests indirectly in an Acquired Portfolio will automatically become a Contractholder that invests indirectly in the corresponding Acquiring Portfolio.

As an owner of an annuity contract or certificate and/or life insurance policy that participates in the Acquired Portfolios through the investment divisions of a separate account or accounts established by AXA Equitable, MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company”), you are entitled to instruct the applicable Insurance Company how to vote the Acquired Portfolio shares related to your interest in those accounts as of the close of business on

January 31, 2011. The attached Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours, Steven M. Joenk President AXA Funds Management Group AXA Equitable Life Insurance Company

EQ ADVISORS TRUST

EQ/Capital Guardian Growth Portfolio

EQ/Lord Abbett Growth and Income Portfolio

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 20, 2011

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of each of the following Portfolios, each of which is a portfolio of EQ Advisors Trust (the “Trust”), will be held on Wednesday, April 20, 2011, at 2:00 p.m., Eastern time, at the offices of the Trust, located at 1290 Avenue of the Americas, New York, New York 10104 (the “Meeting”):

•	EQ/Capital Guardian Growth Portfolio (the “Capital Guardian Growth Portfolio”), and

•	EQ/Lord Abbett Growth and Income Portfolio (the “Lord Abbett Growth and Income Portfolio” and together, the “Acquired Portfolios”).

The Meeting will be held to act on the following proposals:

1. To approve the Plan of Reorganization and Termination adopted by the Trust (the “Reorganization Plan”), which provides for the reorganization of the Capital Guardian Growth Portfolio into the EQ/Large Cap Growth PLUS Portfolio, also a series of the Trust.

2. To approve the Reorganization Plan, which provides for the reorganization of the Lord Abbett Growth and Income Portfolio into the EQ/Large Cap Value Index Portfolio, also a series of the Trust.

3. To transact other business that may properly come before the Meeting or any adjournments thereof.

Please note that owners of variable life insurance policies or variable annuity contracts or certificates (the “Contractholders”) issued by AXA Equitable Life Insurance Company, MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company”) who have invested in shares of the Acquired Portfolios through the investment divisions of a separate account or accounts of an Insurance Company will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above proposals.

You should read the Combined Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on January 31, 2011. If you attend the Meeting, you may vote or give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Portfolio in which you directly or indirectly own shares in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 12-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Trust’s Board of Trustees recommends that you vote or provide voting instructions to vote FOR the proposals.

By order of the Board of Trustees, Patricia Louie Vice President and Secretary

February 28, 2011

New York, New York

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AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

INFORMATION STATEMENT

REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

EACH A SERIES OF EQ ADVISORS TRUST

TO BE HELD ON APRIL 20, 2011

DATED: February 28, 2011

GENERAL

This Information Statement is being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”), MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company” and together, the “Insurance Companies”), each of which is a stock life insurance company, to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of January 31, 2011 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the following Portfolios:

•	EQ/Capital Guardian Growth Portfolio, and

•	EQ/Lord Abbett Growth and Income Portfolio (together, the “Acquired Portfolios”).

Each Acquired Portfolio is a portfolio of EQ Advisors Trust (the “Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission as an open-end management investment company.

Each Insurance Company is required to offer Contractholders the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Portfolios (the “Shares”) held by its Separate Accounts, as to how it should vote on the reorganization proposals (the “Proposals”) to be considered at the Special Meeting of Shareholders of the Acquired Portfolios referred to in the preceding Notice and at any adjournments (the “Meeting”). The enclosed Combined Proxy Statement and Prospectus, which you should retain for future reference, sets forth concisely information about the proposed reorganizations involving the Acquired Portfolios and corresponding series of the Trust that a Contractholder should know before completing the enclosed voting instruction card.

AXA Financial, Inc. is the parent company of each Insurance Company and is a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Financial, Inc. and each Insurance Company are located at 1290 Avenue of the Americas, New York, New York 10104.

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This Information Statement and the accompanying voting instruction card are being mailed to Contractholders on or about March 4, 2011.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by phone at 1-888-221-0697 or by Internet at our website at www.proxyweb.com.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal(s).

The number of Shares held in the investment division of a Separate Account corresponding to an Acquired Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the corresponding Acquired Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. An Insurance Company will vote Shares attributable to Contracts for which it is the Contractholder “FOR” each applicable Proposal. Shares in each investment division of a Separate Account that is invested in one or more Acquired Portfolios for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the applicable Proposal. Shares in each investment division of a Separate Account that is invested in one or more Acquired Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by AXA Equitable as surplus or seed money, will be voted by the applicable Insurance Company either for or against approval of the Proposals, or as an abstention, in the same proportion as the Shares for which Contractholders (other than the Insurance Company) have provided voting instructions to the Insurance Company.

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OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of AXA Equitable or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail but voting instructions may also be solicited by telephone, telegraph, fax, personal interview, the Internet or other permissible means.

If the necessary quorum to transact business is not established or the vote required to approve or reject a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they received voting instructions in favor of a Proposal and will vote against any such adjournment those Shares for which they received voting instructions against a Proposal.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone at 1-888-221-0697 or by Internet at our website at www.proxyweb.com.

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COMBINED PROXY STATEMENT AND PROSPECTUS

February 28, 2011

EQ ADVISORS TRUST

EQ/Capital Guardian Growth Portfolio

EQ/Lord Abbett Growth and Income Portfolio

EQ/Large Cap Growth PLUS Portfolio

EQ/Large Cap Value Index Portfolio

1290 Avenue of the Americas

New York, New York 10104

1-877-222-2144

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”), MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of January 31, 2011, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in one or more of the following Portfolios:

•	EQ/Capital Guardian Growth Portfolio (the “Capital Guardian Growth Portfolio”), and

•	EQ/Lord Abbett Growth and Income Portfolio (the “Lord Abbett Growth and Income Portfolio” and each an “Acquired Portfolio” and together the “Acquired Portfolios”).

Each Acquired Portfolio is a portfolio of EQ Advisors Trust (the “Trust”), an open-end management investment company. This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in one or more of the Acquired Portfolios as of January 31, 2011. Contractholders are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposals contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of Trustees of the Trust (the “Board”) of proxies to be used at the Special Meeting of Shareholders of the Acquired Portfolios to be held at 1290 Avenue of the Americas, New York, New York 10104, on Wednesday, April 20, 2011, at 2:00 p.m., Eastern time, or any adjournment or adjournments thereof (the “Meeting”).

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The proposals described in this Proxy Statement/Prospectus are as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization and Termination adopted by the Trust (the “Reorganization Plan”), which provides for the reorganization of the Capital Guardian Growth Portfolio into the EQ/Large Cap Growth PLUS Portfolio (the “Growth PLUS Portfolio”), also a series of the Trust.	Shareholders of the Capital Guardian Growth Portfolio
2. To approve the Reorganization Plan, which provides for the reorganization of the Lord Abbett Growth and Income Portfolio into the EQ/Large Cap Value Index Portfolio (the “Large Cap Value Index Portfolio”), also a series of the Trust.	Shareholders of the Lord Abbett Growth and Income Portfolio.

Each reorganization referred to in Proposals 1 and 2 above is referred to herein as a “Reorganization” and together as the “Reorganizations.” Each of the Growth PLUS and Large Cap Value Index Portfolios is referred to herein as an “Acquiring Portfolio” and together as the “Acquiring Portfolios.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposals that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon oral or written request without charge. This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contractholders and other shareholders on or about March 4, 2011. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by the Trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1. The Prospectus and Statement of Additional Information of the Trust, each dated May 1, 2010, as supplemented, with respect to all of the Acquired Portfolios (File Nos. 333-17217 and 811-07953);

2. The Annual Report to Shareholders of the Trust with respect to all of the Acquired Portfolios for the fiscal year ended December 31, 2009 (File Nos. 333-17217 and 811-07953);

3. The Semi-Annual Report to Shareholders of the Trust with respect to all of the Acquired Portfolios for the semi-annual period ended June 30, 2010 (File Nos. 333-17217 and 811-07953); and

4. The Statement of Additional Information dated February 28, 2011, relating to this Proxy Statement/Prospectus (File No. 333-171326).

For a free copy of any of the above documents, please call or write the Trust at the phone number below or the above address.

Shareholders and Contractholders can find out more about the Acquired Portfolios in the Trust’s Annual Report listed above, which has been furnished to shareholders and Contractholders. Shareholders and Contractholders may request another copy thereof, without charge, by writing to the Trust at the above address or by calling 1-877-222-2144.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, it must file certain reports and other information with the SEC. You can copy and review information about the Trust at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices: New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA 02110; Philadelphia Regional Office, The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106; Atlanta Regional Office, 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; Salt Lake Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, CA 94104. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202)
 551-8090. Reports and other information about the Trust are available on the IDEA Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

TABLE OF CONTENTS

SUMMARY	1
The Proposed Reorganizations	1
PROPOSAL 1: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE CAPITAL GUARDIAN GROWTH PORTFOLIO INTO THE GROWTH PLUS PORTFOLIO	3
Comparative Fee and Expense Tables	7
Example of Portfolio Expenses	8
Portfolio Turnover	8
Comparison of Investment Objectives, Policies and Strategies	9
Comparison of Principal Risk Factors	12
Description of Principal Risks	13
Comparative Performance Information	15
Capitalization	17
PROPOSAL 2: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE LORD ABBETT GROWTH AND INCOME PORTFOLIO INTO THE LARGE CAP VALUE INDEX PORTFOLIO	17
Comparative Fee and Expense Tables	21
Example of Portfolio Expenses	22
Portfolio Turnover	23
Comparison of Investment Objectives, Policies and Strategies	23
Comparison of Principal Risk Factors	24
Description of Principal Risks	25
Comparative Performance Information	26
Capitalization	28
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	28
Terms of the Reorganization Plan	28
Description of the Securities to Be Issued	30
Board Considerations	30
Federal Income Tax Consequences of the Reorganizations	33
ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIOS	35
Management of the Trust	35
The Trust	35
The Manager	35
Management Fees	37
Expense Limitation Agreement	38
The Advisers	39
Portfolio Services	41
Fund Distribution Arrangements	41
Buying and Selling Shares	42
How Portfolio Shares Are Priced	45
Dividends and Other Distributions	47
Federal Income Tax Considerations	47

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SUMMARY

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in one or more of the Acquired Portfolios as of January 31, 2011 to approve the Reorganization Plan, whereby each Acquired Portfolio will be reorganized into the corresponding Acquiring Portfolio. (Each Acquired Portfolio and Acquiring Portfolio is sometimes referred to herein as a “Portfolio.”)

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Reorganization Plan, a copy of which is attached hereto as Appendix A (the “Reorganization Plan”).

Background Information

Each Acquired Portfolio is offered as an investment option through certain Contracts issued by the Insurance Companies. At a meeting of the Board held on December 7-8, 2010, AXA Equitable recommended that each Acquired Portfolio be reorganized into the corresponding Acquiring Portfolio. In recommending the Reorganizations, AXA Equitable stated that certain Insurance Companies intended to cease offering the Acquired Portfolios as investment options under their new Contracts because the Acquired Portfolios had either failed to attract sufficient Contract owner interest or underperformed expectations, and that, as a result, each Acquired Portfolio’s future growth prospects and its corresponding ability to achieve economies of scale and greater portfolio diversification could be limited. AXA Equitable also stated that the portfolio manager for one of the Acquired Portfolios, the Lord Abbett Growth and Income Portfolio, had left the investment sub-adviser (the “Adviser”) to the Portfolio. In approving each Reorganization, the Board, including a majority of the Independent Trustees, determined that the Reorganization would be in the best interests of the respective Acquired Portfolio and its shareholders (including Contractholders with amounts allocated to that Portfolio) because, among other things, each Reorganization would permit shareholders to continue to invest in a Portfolio that pursues a similar or identical investment objective and has better growth prospects, the potential for less volatility, greater opportunities for portfolio diversification and the potential for lower expenses through greater economies of scale. AXA Equitable’s recommendations and the Board’s considerations with respect to each Reorganization are discussed in greater detail below in “Additional Information about the Reorganizations — Board Considerations.”

The Proposed Reorganizations

Each Acquired Portfolio’s shares are divided into two classes, designated Class IA and Class IB shares (“Acquired Portfolio Shares”). Each Acquiring Portfolio’s shares also are divided into two classes, designated Class IA and Class IB shares (“Acquiring Portfolio Shares”). The rights and preferences of each class of Acquiring Portfolio Shares are identical to the corresponding class of Acquired Portfolio Shares.

The Reorganization Plan provides, with respect to each Reorganization, for:

•

the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for Acquiring Portfolio Shares having an aggregate net asset value equal to the Acquired Portfolio’s net assets;

•	the Acquiring Portfolio’s assumption of all the liabilities of the Acquired Portfolio;

•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contractholders) of those Acquiring Portfolio Shares; and

•	the complete termination of the Acquired Portfolio.

A comparison of the investment objective(s), investment policies, strategies and principal risks of each Acquired Portfolio and its corresponding Acquiring Portfolio is included in “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below. The Portfolios have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Acquiring Portfolios” below. Each Portfolio offers its shares to Separate Accounts and certain other eligible investors. Shares of each Portfolio are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of a Reorganization.

Subject to shareholder approval, each Reorganization is expected to be effective at the close of business on May 6, 2011, or on a later date the Trust decides upon (the “Closing Date”). As a result of each Reorganization, each shareholder invested in shares of one or more of the Acquired Portfolios would become an owner of shares of the corresponding Acquiring Portfolio. Each such shareholder would hold, immediately after the Closing Date, Class IA or Class IB shares of the applicable Acquiring Portfolio having an aggregate value equal to the aggregate value of the Class IA or Class IB Acquired Portfolio Shares, as applicable, that were held by the shareholder as of the Closing Date. Similarly, each Contractholder whose Contract values are invested in shares of one or more of the Acquired Portfolios would become an indirect owner of shares of the corresponding Acquiring Portfolio. Each such Contractholder would indirectly hold, immediately after the Closing Date, Class IA or Class IB shares of the applicable Acquiring Portfolio having an aggregate value equal to the aggregate value of the Class IA or Class IB Acquired Portfolio Shares, as applicable, that were indirectly held by the Contractholder as of the Closing Date. The consummation of any one Reorganization is not contingent on the consummation of any other Reorganization. The Trust believes that there will be no adverse tax consequences to shareholders or Contractholders as a result of the Reorganizations. Please see “Additional Information about the Reorganizations – Federal Income Tax Consequences of the Reorganizations” below for further information.

The Board has unanimously approved the Reorganization Plan with respect the Portfolios involved therein. Accordingly, the Board is submitting the Reorganization Plan for approval by each Acquired Portfolio’s shareholders. In considering whether to approve a proposal (a “Proposal”), you should review the Proposal for the Acquired Portfolio(s) in which you were a direct or indirect holder on the Record Date (as defined under “Voting Information”). In addition, you should review the information in this Proxy Statement/Prospectus that relates to all of the Proposals and the Reorganization Plan generally. The Board recommends that you vote “FOR” the Proposals to approve the Reorganization Plan.

PROPOSAL 1: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE CAPITAL GUARDIAN GROWTH PORTFOLIO INTO THE GROWTH PLUS PORTFOLIO.

This Proposal 1 requests your approval of the Reorganization Plan, pursuant to which the Capital Guardian Growth Portfolio will be reorganized into the Growth PLUS Portfolio.

In considering whether you should approve this Proposal, you should note that:

•	The Portfolios have identical investment objectives. Each Portfolio seeks long-term growth of capital.

•

The Portfolios have substantially similar investment policies. Each Portfolio invests primarily in large-cap equity securities. In addition, each Portfolio seeks to invest primarily in securities of companies that have “growth” characteristics (e.g., higher forecasted growth values and/or higher price-to-book ratios). Each Portfolio also may invest in foreign securities, derivatives (e.g., futures contracts) and exchange-traded funds (“ETFs”). There are, however, differences in the Portfolios’ primary investment policies and strategies of which you should be aware.

One primary difference between the two Portfolios is that the Growth PLUS Portfolio normally allocates its assets among three investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Growth PLUS Portfolio is actively managed by an Adviser (the “Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (the “Index Allocated Portion”); and one portion of the Portfolio invests in ETFs (the “ETF Allocated Portion”). The Capital Guardian Growth Portfolio is actively managed by one Adviser and does not have an Index Allocated Portion or ETF Allocated Portion; however, each Portfolio uses the Russell 1000 Growth Index as its benchmark index. The Capital Guardian Portfolio also may invest, to a limited extent, in ETFs.

In addition, while each Portfolio may invest in derivatives, the Growth PLUS Portfolio may invest in derivatives to a greater extent than the Capital Guardian Growth Portfolio and normally uses derivatives to a greater extent than the Capital Guardian Growth Portfolio to manage the Portfolio’s equity exposure (the “tactical strategy”).

Also, while each Portfolio may invest in foreign securities, the Active Allocated Portion of the Growth PLUS Portfolio may invest up to 25% of its total assets in securities of foreign issuers, while the Capital Guardian Growth Portfolio does not have a stated limit with respect to investments in foreign securities. For a detailed comparison of the each Portfolio’s investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

•

The Portfolios also have comparable risk profiles, although there are differences of which you should be aware. Each Portfolio’s principal risks include equity risk, foreign securities risk (including currency risk), investment style risk and large-cap company risk. The Capital Guardian Growth Portfolio, however, also is subject to depositary receipts risk and mid-cap and small-cap company risk, while the Growth PLUS Portfolio generally is not. In addition, the principal risks of investing in the Growth PLUS Portfolio also include derivatives risk, emerging markets risk, ETF risk, focused portfolio risk, index strategy risk and portfolio turnover risk, which are not principal risks of investing in the Capital Guardian Growth Portfolio. For a detailed comparison of the each Portfolio’s risks, see “Comparison of Principal Risk Factors” below.

•

AXA Equitable (the “Manager”) serves as the investment manager and administrator for each Portfolio and would continue to manage and administer the Growth PLUS Portfolio after the Reorganization. AXA Equitable has received an exemptive order from the SEC that generally permits AXA Equitable and the Board to appoint, dismiss and replace each Portfolio’s Adviser(s) and to amend the advisory agreements between AXA Equitable and the Advisers without obtaining shareholder approval (except with respect to Affiliated Advisers (as defined herein)). AXA Equitable has appointed one Adviser to manage the assets of the Capital Guardian Growth Portfolio. In particular, Capital Guardian Trust Company currently serves as the Adviser for the Capital Guardian Growth Portfolio. AXA Equitable has appointed two Advisers to manage distinct portions of the Growth PLUS Portfolio’s assets. In particular, Marsico Capital Management, LLC, which is responsible for the management of the Active Allocated Portion of the Growth PLUS Portfolio, and BlackRock Investment Management, LLC, which is responsible for the Index Allocated Portion of the Growth PLUS Portfolio, currently serve as Advisers to the Growth PLUS Portfolio, and it is anticipated that they will continue to advise their respective portions of the Growth PLUS Portfolio after the Reorganization. In addition, AXA Equitable is responsible for the management of the ETF Allocated Portion of the Growth PLUS Portfolio and the implementation of the tactical strategy, and it is anticipated that it would continue to manage the ETF Allocated Portion and implement the tactical strategy for the Growth PLUS Portfolio after the Reorganization. For a detailed description of the Manager and the Growth PLUS Portfolio’s Advisers, please see “Additional Information about the Acquiring Portfolios — The Manager” and “ — The Advisers” below.

•

The Capital Guardian Growth Portfolio and Growth PLUS Portfolio had net assets of approximately $370.3 million and $1.79 billion, respectively, as of December 31, 2010. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $2.16 billion.

•

Class IA shareholders of the Capital Guardian Portfolio will receive Class IA shares of the Growth PLUS Portfolio, and Class IB shareholders of the Capital Guardian Portfolio will receive Class IB shares of the Growth PLUS Portfolio, pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Portfolios” below for more information.

•

It is estimated that the annual operating expense ratios for the Growth PLUS Portfolio’s Class IA and Class IB shares, for the fiscal year following the Reorganization, will be 1 basis point higher than those of the Capital Guardian Growth Portfolio’s Class IA and Class IB shares, respectively, for the fiscal year ended December 31, 2010. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

The maximum management fee for the Capital Guardian Growth Portfolio is equal to an annual rate of 0.65% of its average daily net assets, while the maximum management fee for the Growth PLUS Portfolio is equal to an annual rate of 0.50% of its average daily net assets.

•

The Portfolios are subject to different administration fee schedules. The administration fee schedule for the Capital Guardian Portfolio is $30,000 per year, plus its proportionate share of an asset-based administration fee for the Trust, which is equal to an annual rate of 0.12% of the first $3 billion of total Trust average daily net assets (exclusive of certain portfolios of the Trust, including the Growth PLUS Portfolio), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter. The Growth PLUS Portfolio pays AXA Equitable an annual fee of $32,500 plus its proportionate share of an asset-based administration fee, which is equal to an annual rate of 0.15% of the first $20 billion of the Growth PLUS Portfolio’s and certain other of the Trust’s multi-adviser portfolios’ aggregate average daily net assets, 0.125% of the next $5 billion of these portfolios’ aggregate average daily net assets, and 0.10% on these portfolios’ aggregate average daily net assets thereafter, and an additional $32,500 for each portion of the Growth PLUS Portfolio for which separate administrative services are provided (e.g., portions of the Growth PLUS Portfolio allocated to separate Advisers and/or managed in a discrete style). The Manager believes that the different administration fee schedules for the Acquired Portfolios are appropriate given the higher costs and greater complexity associated with adminis-

tering a multi-adviser portfolio such as the Growth PLUS Portfolio. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the Growth PLUS Portfolio. It is not expected that the Growth PLUS Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Capital Guardian Growth Portfolio. AXA Equitable has reviewed Capital Guardian Growth Portfolio’s current portfolio holdings and determined that all of the Capital Guardian Growth Portfolio’s holdings are consistent with the Growth PLUS Portfolio’s investment objectives and policies and thus, if the Reorganization is approved, could be transferred to and held by the Growth PLUS Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. If the Reorganization is approved, the Manager will liquidate the Capital Guardian Growth Portfolio’s holdings that, based on market conditions and an assessment by the Manager and the Growth PLUS Portfolio’s Advisers, are not compatible with the Growth PLUS Portfolio’s current portfolio composition, investment objective and policies, or investment strategies. The proceeds of such liquidation will be held in temporary investments or reinvested in assets that are consistent with the Growth PLUS Portfolio’s investment objective, policies and strategies. Although any sale of portfolio investments in connection with the Reorganization would be conducted in an orderly manner, the need for a Portfolio to sell such investments may result in its selling securities at a disadvantageous time and price and could result in the Portfolio realizing gains (or losses) that otherwise would not have been realized and incurring transaction costs, such as brokerage expenses, that otherwise would not have been incurred. Based on the holdings of the Capital Guardian Growth Portfolio as of January 31, 2011, it is estimated that brokerage commissions incurred by that Portfolio (or by the Growth PLUS Portfolio to the extent that portfolio sales take place after the Closing Date) in connection with realigning the Capital Guardian Growth Portfolio’s holdings with the portfolio composition of the Growth PLUS Portfolio will be approximately $60,000; however, the actual amount of brokerage commissions incurred may be higher or lower depending on market conditions and the assessment of the Manager and the Growth PLUS Portfolio’s Advisers as to the compatibility of the Capital Guardian Growth Portfolio’s holdings with the Growth PLUS Portfolio’s portfolio composition, investment objective and policies, or investment strategies at the time of the Reorganization.

•

The Capital Guardian Growth Portfolio will bear a proportionate share of the expenses of the Reorganizations described in this Proxy Statement/Prospectus, subject to an aggregate maximum of $100,000 for the Acquired

Portfolios. AXA Equitable generally will bear expenses of the Reorganizations in excess of this amount, except for certain excluded expenses as described in more detail in “Additional Information about the Reorganizations – Terms of the Reorganization Plan” below. Among the excluded expenses are brokerage expenses, which will be borne by the Portfolio incurring them and which would reduce the aggregate value of that Portfolio. Please see “Additional Information about the Reorganizations” below for more information.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of each Portfolio and the estimated pro forma fees and expenses of each class of shares of the Acquiring Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by each class of its shares for the fiscal year ended December 31, 2010. The pro forma fees and expenses of the Acquiring Portfolio Shares assume that the Reorganization has been in effect for the last year ended June 30, 2010. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Capital Guardian Growth Portfolio	Growth PLUS Portfolio	Pro Forma Growth PLUS Portfolio (assuming the Reorganization is approved)
Not applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Capital Guardian Growth Portfolio		Growth PLUS Portfolio		Pro Forma Growth PLUS Portfolio (assuming the Reorganization is approved)
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Management Fee	0.65%	0.65%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%	None	0.25%	None	0.25%
Other Expenses	0.13%	0.13%	0.19%	0.19%	0.18%	0.18%
Acquired Fund Fees and Expenses	N/A	N/A	0.03%	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.78%	1.03%	0.72%	0.97%	0.71%	0.96%

	Capital Guardian Growth Portfolio		Growth PLUS Portfolio		Pro Forma Growth PLUS Portfolio (assuming the Reorganization is approved)
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Fee Waiver and Expense Reimbursement†	-0.08%	-0.08%	N/A	N/A	N/A	N/A
Net Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%	0.95%	0.72%	0.97%	0.71%	0.96%

†	The expense reimbursement or fee waiver is expected to continue until April 30, 2012, unless the Board of Trustees consents to an earlier revision or termination. The expense reimbursement or fee waiver may be terminated by AXA Equitable at any time after that date.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The expense limitation currently in effect is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Capital Guardian Growth Portfolio
Class IA	$72	$241	$425	$959
Class IB	$97	$320	$561	$1,252
Growth PLUS Portfolio
Class IA	$74	$230	$401	$894
Class IB	$99	$309	$536	$1,190
Pro Forma Growth PLUS Portfolio (assuming the Reorganization is approved)
Class IA	$73	$227	$395	$883
Class IB	$98	$306	$531	$1,178

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2010, the portfolio turnover rate for the Capital Guardian Growth Portfolio and Growth PLUS Portfolio was 27% and 39%, respectively, of the average value of the Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Capital Guardian Growth Portfolio with those of the Growth PLUS Portfolio. The Board may change the investment objective of a Portfolio without a vote of the Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

	Acquiring Portfolio	Acquired Portfolio
	Growth PLUS Portfolio	Capital Guardian Growth Portfolio
Investment Objective	Seeks to provide long-term growth of capital.	Same.
Principal Investment Strategies	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies).	The Adviser seeks to achieve the Portfolio’s investment objective by investing primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (“ADRs”) and other U.S.-registered foreign securities.
	For this Portfolio, large-cap companies mean those companies with market capitalizations within the range of the following indices at the time of purchase: S&P 500 Index (market capitalization range of approximately $1.1 billion - $322.7 billion as of December 31, 2009), Russell 1000 Index (market capitalization range of approximately $262.5 million - $322.7 billion as of December 31, 2009), S&P 100 Index (market capitalization range of approximately $6.3 billion - $322.7 billion as of December 31, 2009) Morningstar Large Core Index (market capitalization range of approximately $9.7 billion - $203.7 billion), NYSE 100 Index (market capitalization $14.4 billion - $322.7 billion as of December 31, 2009).	The Portfolio normally is invested primarily in common stocks or other equity securities of companies with market capitalization greater than $1.5 billion at the time of purchase.

Acquiring Portfolio	Acquired Portfolio
Growth PLUS Portfolio	Capital Guardian Growth Portfolio
The Portfolio’s assets normally are allocated among three investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is an Active Allocated Portion; one portion of the Portfolio is an Index Allocated Portion; and one portion of the Portfolio is an ETF Allocated Portion. Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets. Actual allocations among the distinct portions of the Portfolio may deviate from the amounts shown above by up to 15% of the Portfolio’s net assets.	The Portfolio is actively managed by a single Adviser.
The Active Allocated Portion primarily invests in common stocks, but it also may invest in other equity securities that the Adviser believes provide opportunities for capital appreciation.	The Portfolio normally is invested primarily in common stocks or other equity securities.
The Active Allocated Portion may also invest up to 25% of its total assets in securities of foreign issuers (which may include up to 15% of its total assets in emerging market countries at the time of purchase), which may be publicly traded in the United States or on a foreign exchange, and may be denominated in a foreign currency.	The Portfolio also may invest in foreign securities.
The Active Allocated Portion also may engage in active and frequent trading to achieve the Portfolio’s investment objective.	No corresponding principal strategy, but the Portfolio is permitted to engage in active and frequent trading to achieve its investment objective.

Acquiring Portfolio	Acquired Portfolio
Growth PLUS Portfolio	Capital Guardian Growth Portfolio
In choosing investments, the Adviser utilizes a “focus” style, which concentrates the Active Allocated Portion’s investments in a core position of 20-30 companies selected for their growth potential. The Adviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection. The “top-down” approach may take into consideration such macro-economic factors as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the “top-down” analysis, the Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Adviser has observed. The Adviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. This is called “bottom-up” stock selection. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.	The Adviser seeks to invest primarily in securities that at the time of purchase exhibit one or more “growth” characteristics. The “growth” characteristics include securities which exhibit a favorable rate of growth in at least one of the following categories: earnings, unit sales, revenue or cash flow. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.
The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000 Growth with minimal tracking error. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.	No corresponding strategy.

Acquiring Portfolio	Acquired Portfolio
Growth PLUS Portfolio	Capital Guardian Growth Portfolio
AXA Equitable also may utilize futures and options to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. The Portfolio may invest up to 25% of its assets in derivatives, such as exchange-traded futures, and options contracts on indices or other similar investments. Because such investments typically require an initial investment that is less than the amount required to buy the securities that relate to the relevant contract, such contracts may be deemed to involve the use of leverage. It is not expected; however, that the Portfolio will use leverage to pursue its investment objective (e.g., it is not expected that the Portfolio will borrow money for investment purposes).	No corresponding principal strategy, but the Portfolio may invest, to a limited extent, in derivatives.
The ETF Allocated Portion invests in ETFs that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.	No corresponding principal strategy, but the Portfolio may invest, to a limited extent, in ETFs.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. An explanation of each risk follows this table. For more detailed information, please see Appendix B “More Information on Strategies and Risk Factors — Risks” below.

Risks	Growth PLUS Portfolio	Capital Guardian Growth Portfolio
Currency Risk	X	X
Depositary Receipts		X
Derivatives Risk	X

Risks	Growth PLUS Portfolio	Capital Guardian Growth Portfolio
Emerging Markets Risk	X
Equity Risk	X	X
ETF Risk	X
Focused Portfolio Risk	X
Foreign Securities Risk	X	X
Index Strategy Risk	X
Investment Style Risk	X	X
Large-Cap Company Risk	X	X
Mid-Cap and Small-Cap Company Risk		X
Portfolio Turnover Risk	X

Description of Principal Risks

Currency Risk:    Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depository Receipts Risk:    Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk:    A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation.

Emerging Markets Risk:    There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Equity Risk:    In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

ETF Risk:    When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Focused Portfolio Risk:    A Portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Foreign Securities Risk:    Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Index Strategy Risk:    A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk:    An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk:    Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk:    The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Portfolio Turnover Risk:    High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Comparative Performance Information

The bar charts and table below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolios’ average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Capital Guardian Growth Portfolio - Calendar Year Total Returns (Class IB)

Best Quarter (% and time period) 17.15% (2009 2nd Quarter)	Worst Quarter (% and time period) -26.21% (2008 4th Quarter)

Growth PLUS Portfolio - Calendar Year Total Returns (Class IB)

Best Quarter (% and time period) 21.89% (2001 4th Quarter)	Worst Quarter (% and time period) -28.50% (2001 3rd Quarter)

For periods prior to the date Class IA shares commenced operations (October 2, 2002), Class IA share performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay 12b-1 fees.

Capital Guardian Growth Portfolio

Average Annual Total Returns (For the periods ended December 31, 2010)	One Year	Five Years	Ten Years
Capital Guardian Growth Portfolio — Class IA	13.29%	0.61%	-2.26%
Capital Guardian Growth Portfolio — Class IB	12.92%	0.35%	-2.47%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

Growth PLUS Portfolio

Average Annual Total Returns (For the periods ended December 31, 2010)	One Year	Five Years	Ten Years
Growth PLUS Portfolio — Class IA	14.40%	3.75%	-1.75%
Growth PLUS Portfolio — Class IB	14.46%	3.50%	-2.00%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

Capitalization

The following table shows the capitalization of each Portfolio as of June 30, 2010 and of the Growth PLUS Portfolio on a pro forma combined basis as of June 30, 2010 after giving effect to the proposed Reorganization.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Capital Guardian Growth Portfolio — Class IA	$1.0	$10.52	97,067
Growth PLUS Portfolio — Class IA	$851.7	$13.60	62,619,171
Adjustments*	—	—	(21,959)
Pro forma Growth PLUS Portfolio — Class IA (assuming the Reorganization is approved)	$852.7	$13.60	62,694,279
Capital Guardian Growth Portfolio — Class IB	$309.2	$10.51	29,435,313
Growth PLUS Portfolio — Class IB	$591.5	$13.22	44,734,875
Adjustments*	—	—	(6,047,359)
Pro forma Growth PLUS Portfolio — Class IB (assuming the Reorganization is approved)	$900.7	$13.22	68,122,829

*	Reflects retired shares of the Acquiring Portfolio. The Capital Guardian Growth Portfolio will bear a proportionate share of the expenses of the Reorganizations described in this Proxy Statement/Prospectus, which are estimated to be approximately $64,000 and are subject to an aggregate maximum of $100,000 for the Acquired Portfolios. AXA Equitable generally will bear expenses of the Reorganizations in excess of this amount, subject to certain limitations. For additional information, please refer to “Additional Information About the Reorganizations - Terms of the Reorganization Plan” below.

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE CAPITAL GUARDIAN GROWTH PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THIS PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

* * * * *

PROPOSAL 2: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE LORD ABBETT GROWTH AND INCOME PORTFOLIO INTO THE LARGE CAP VALUE INDEX PORTFOLIO.

This Proposal 2 requests your approval of the Reorganization Plan, pursuant to which the Lord Abbett Growth and Income Portfolio will be reorganized into the Large Cap Value Index Portfolio.

In considering whether you should approve this Proposal, you should note that:

•

The Portfolios have similar investment objectives. Each Portfolio seeks a combination of capital appreciation and income. The Large Cap Value Index Portfolio, however, seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value Index. The Lord Abbett Growth and Income Portfolio seeks capital appreciation and growth of income without excessive fluctuation in market value.

•

The Portfolios also have similar investment policies. Each Portfolio invests primarily in equity securities of large capitalization companies that are considered to be undervalued. However, there are differences in their primary investment policies and strategies of which you should be aware.

The Large Cap Value Index Portfolio is an index portfolio, while the Lord Abbett Growth and Income Portfolio is an actively managed portfolio. The Lord Abbett Growth and Income Portfolio is managed in a value style under which the Portfolio invests primarily in equity securities of large companies that the Adviser believes are underpriced. In contrast, the Large Cap Value Index Portfolio is constructed and maintained generally by utilizing a replication construction technique, which means that the Portfolio seeks to hold all of the securities in the Russell 1000 Value Index in the approximate weight each represents in the index. Accordingly, the Large Cap Value Index Portfolio will remain substantially fully invested in common stocks even when the common stock prices are falling and the adverse performance of a stock ordinarily will not result in its elimination from the Portfolio. The Lord Abbett Growth and Income Portfolio is not similarly constrained.

In addition, the Lord Abbett Growth and Income Portfolio may invest, without limit, in American Depositary Receipts and similar depositary receipts and may invest up to 10% of its net assets in other foreign securities that are primarily traded outside of the United States; the Large Cap Value Index Portfolio generally does not invest in depositary receipts or foreign securities. For a detailed comparison of each Portfolio’s investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

•

The Portfolios also have comparable risk profiles, although there are differences in the principal risks. Each Portfolio’s principal risks include equity risk, large-cap company risk and investment style risk. The Large Cap Value Index Portfolio, however, also is subject to index strategy risk as a principal risk, which is not a principal risk of the Lord Abbett Growth and Income Portfolio. In addition, the Lord Abbett Growth and Income Portfolio is also subject to currency risk, depositary receipts risk, emerging markets risk and foreign securities risk as principal risks, which are not principal risks of the Large Cap Value Index Portfolio. For a detailed comparison of the each Portfolio’s risks, see “Comparison of Principal Risk Factors” below.

•

AXA Equitable (the “Manager”) serves as the investment manager and administrator for each Portfolio and would continue to manage and administer the Large Cap Value Index Portfolio after the Reorganization. AXA Equitable has received an exemptive order from the SEC that generally permits AXA Equitable and the Board to appoint, dismiss and replace each Portfolio’s Adviser(s) and to amend the advisory agreements between AXA Equitable and the Advisers without obtaining shareholder approval (except with respect to Affiliated Advisers (as defined herein)). AXA Equitable has appointed one Adviser, Lord, Abbett & Co. LLC, to manage the assets of the Lord Abbett Growth and Income Portfolio. AXA Equitable has appointed one Adviser, SSgA Funds Management, Inc., to manage the Large Cap Value Index Portfolio, and it is anticipated that this Adviser will continue to advise the Large Cap Value Index Portfolio after the Reorganization. For a detailed description of the Manager and the Large Cap Value Index Portfolio’s Adviser, please see “Additional Information about the Acquiring Portfolios — The Manager” and “ — The Advisers” below.

•

The Lord Abbett Growth and Income Portfolio and Large Cap Value Index Portfolio had net assets of approximately $215.5 million and $145.4 million, respectively, as of December 31, 2010. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $361.0 million.

•

Class IA shareholders of the Lord Abbett Growth and Income Portfolio will receive Class IA shares of the Large Cap Value Index Portfolio, and Class IB shareholders of the Lord Abbett Growth and Income Portfolio will receive Class IB shares of the Large Cap Value Index Portfolio, pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Portfolios” below for more information.

•

It is estimated that the annual operating expense ratios for the Large Cap Value Index Portfolio’s Class IA and Class IB shares, immediately following the Reorganization, will be lower than those of the Lord Abbett Growth and Income Portfolio’s Class IA and Class IB shares, respectively, for the fiscal year ended December 31, 2010. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

The maximum management fee for the Lord Abbett Growth and Income Portfolio is equal to an annual rate of 0.65% of its average daily net assets, while the maximum management fee for the Large Cap Value Index Portfolio is equal to an annual rate of 0.35% of its average daily net assets.

•

The Portfolios are subject to the same administration fee schedule, which is equal to $30,000 per year plus the Portfolio’s proportionate share of the Trust’s administration fee for portfolios with a single Adviser, which is equal to an annual rate of 0.12% of the first $3 billion of the Trust’s average daily net assets (exclusive of certain portfolios of the Trust), 0.11% of the next

$3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the Large Cap Value Index Portfolio. It is not expected that the Large Cap Value Index Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Lord Abbett Growth and Income Portfolio. AXA Equitable has reviewed Lord Abbett Growth and Income Portfolio’s current portfolio holdings and determined that all of the Lord Abbett Growth and Income Portfolio’s holdings are consistent with the Large Cap Value Index Portfolio’s current investment objectives and policies and, thus, could be transferred to and held by the Large Cap Value Index Portfolio if the Reorganization is approved. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. If the Reorganization is approved, the Manager will liquidate that portion of the Lord Abbett Growth and Income Portfolio’s holdings that, based on market conditions and an assessment by the Manager and the Large Cap Value Index Portfolio’s Adviser, is not compatible with the Large Cap Value Index Portfolio’s current portfolio composition, investment objective and policies, or investment strategies. The proceeds of such liquidation will be held in temporary investments or reinvested in assets that are consistent with the Large Cap Value Index Portfolio’s investment objective, policies and strategies. Although any sale of portfolio investments in connection with the Reorganization would be conducted in an orderly manner, the need for a Portfolio to sell such investments may result in its selling securities at a disadvantageous time and price and could result in the Portfolio realizing gains (or losses) that otherwise would not have been realized and incurring transaction costs, such as brokerage expenses that otherwise would not have been incurred. Based on the holdings of the Lord Abbett Growth and Income Portfolio as of January 31, 2011, it is estimated that brokerage commissions incurred by that Portfolio (or by the Large Cap Value Index Portfolio to the extent that portfolio sales take place after the Closing Date) in connection with realigning the Lord Abbett Growth and Income Portfolio’s holdings with the portfolio composition of the Large Cap Value Index Portfolio will be approximately $25,000; however, the actual amount of brokerage commissions incurred may be higher or lower depending on market conditions and the assessment of the Manager and the Large Cap Value Index Portfolio’s Adviser as to the compatibility of the Lord Abbett Growth and Income Portfolio’s holdings with the Large Cap Value Index Portfolio’s portfolio composition, investment objective and policies, or investment strategies at the time of the Reorganization.

•	The Lord Abbett Growth and Income Portfolio will bear a proportionate share of the expenses of the Reorganizations described in this Proxy Statement/

Prospectus, subject to an aggregate maximum of $100,000 for the Acquired Portfolios. AXA Equitable generally will bear expenses of the Reorganizations in excess of this amount, except for certain excluded expenses as described in more detail in “Additional Information about the Reorganizations — Terms of the Reorganization Plan” below. Among the excluded expenses are brokerage expenses, which will be borne by the Portfolio incurring them and which would reduce the aggregate value of that Portfolio. Please see “Additional Information about the Reorganizations” below for more information.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of each Portfolio and the estimated pro forma fees and expenses of each class of shares of the Acquiring Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by each class of its shares for the fiscal year ended December 31, 2010. The pro forma fees and expenses of the Acquiring Portfolio Shares assume that the Reorganization has been in effect for the last year ended on June 30, 2010. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Lord Abbett Growth and Income Portfolio	Large Cap Value Index Portfolio	Pro Forma Large Cap Value Index Portfolio (assuming the Reorganization is approved)
Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Lord Abbett Growth and Income Portfolio		Large Cap Value Index Portfolio		Pro Forma Large Cap Value Index Portfolio (assuming the Reorganization is approved)
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Management Fee	0.65%	0.65%	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%	None	0.25%	None	0.25%
Other Expenses	0.15%	0.15%	0.22%	0.22%	0.17%	0.17%
Total Annual Portfolio Operating Expenses	0.80%	1.05%	0.57%	0.82%	0.52%	0.77%

	Lord Abbett Growth and Income Portfolio		Large Cap Value Index Portfolio		Pro Forma Large Cap Value Index Portfolio (assuming the Reorganization is approved)
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Fee Waiver and Expense Reimbursement†	-0.05%	-0.05%	N/A	N/A	N/A	N/A
Net Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.00%	0.57%	0.82%	0.52%	0.77%

†	The expense reimbursement or fee waiver is expected to continue until April 30, 2012, unless the Board of Trustees consents to an earlier revision or termination. The expense reimbursement or fee waiver may be terminated by AXA Equitable at any time after that date.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The expense limitation currently in effect is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Lord Abbett Growth and Income Portfolio
Class IA	$77	$250	$439	$985
Class IB	$102	$329	$575	$1,278
Large Cap Value Index Portfolio
Class IA	$58	$183	$318	$714
Class IB	$84	$262	$455	$1,014
Pro Forma Large Cap Value Index Portfolio (assuming the Reorganization is approved)
Class IA	$53	$167	$291	$653
Class IB	$79	$246	$428	$954

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the fiscal year ended December 31, 2010, the portfolio turnover rate for the Lord Abbett Growth and Income Portfolio and Large Cap Value Index Portfolio was 54% and 28%, respectively, of the average value of the Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Lord Abbett Growth and Income Portfolio with those of the Large Cap Value Index Portfolio. The Board may change the investment objective of a Portfolio without a vote of the Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risk, see Appendix B.

	Acquiring Portfolio	Acquired Portfolio
	Large Cap Value Index Portfolio	Lord Abbett Growth and Income Portfolio
Investment Objective	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value Index.	Seeks to achieve capital appreciation and growth of income without excessive fluctuation in market value.
Principal Investment Strategies	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Value Index. The Portfolio’s investments in equity securities in the Russell 1000 Value Index may include financial instruments that derive their value from such securities. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. As of December 31, 2009, the market capitalization of companies in the Russell 1000 Value Index ranged from $262.5 million to $322.7 billion.	The Portfolio primarily invests in the equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large companies. For this Portfolio, a large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index. As of December 31, 2009, the market capitalization range of the Russell 1000 Index was $262.5 million to $322.7 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, warrants, and similar instruments.

Acquiring Portfolio	Acquired Portfolio
Large Cap Value Index Portfolio	Lord Abbett Growth and Income Portfolio
The Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the Russell 1000 Value Index in the approximate weight each represents in the Index, although in certain instances a sampling approach may be utilized.	In selecting investments, the Adviser attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value. The Adviser seeks to limit the Portfolio’s downside risk by investing in value stocks, which are stocks of companies that the Adviser believes are underpriced, and in large, seasoned companies, which tend to be less volatile than the stocks of smaller companies.
The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.	The Adviser generally will sell a stock when it thinks it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or has reached the Adviser’s valuation target.
No corresponding principal strategy.	The Portfolio may invest, without limit, in American Depositary Receipts and similar depositary receipts. The Portfolio limits its other investments in foreign securities that are primarily traded outside of the U.S. to 10% of its net assets.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. An explanation of each risk follows this table. For more detailed information, please see Appendix B “More Information on Strategies and Risk Factors — Risks” below.

Risks	Large Cap Value Index Portfolio	Lord Abbett Growth and Income Portfolio
Currency Risk		X
Depositary Receipts		X
Emerging Markets Risk		X
Equity Risk	X	X
Foreign Securities Risk		X
Index Strategy Risk	X
Investment Style Risk	X	X
Large-Cap Company Risk	X	X

Description of Principal Risks

Currency Risk:    Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depository Receipts Risk:    Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk:    There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Equity Risk:    In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk:    Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Index Strategy Risk:    A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk:    An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk:    Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Comparative Performance Information

The bar charts and table below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolios’ average annual total returns for the past one-year, five years and since-inception periods through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Lord Abbett Growth and Income Portfolio - Calendar Year Total Returns (Class IB)

Best Quarter (% and time period) 18.23% (2009 2nd Quarter)	Worst Quarter (% and time period) -19.93% (2008 4th Quarter)

Large Cap Value Index Portfolio - Calendar Year Total Returns (Class IB)

Best Quarter (% and time period) 18.00% (2009 3rd Quarter)	Worst Quarter (% and time period) -32.33% (2008 4th Quarter)

Lord Abbett Growth and Income Portfolio

Average Annual Total Returns (For the periods ended December 31, 2010)	One Year	Five Years	Since Inception (April 29, 2005)
Lord Abbett Growth and Income Portfolio — Class IA	17.79%	1.56%	2.69%
Lord Abbett Growth and Income Portfolio — Class IB	17.46%	1.32%	2.44%
Russell 1000 Value Index	15.51%	1.28%	2.66%

Large Cap Value Index Portfolio

Average Annual Total Returns (For the periods ended December 31, 2010)	One Year	Five Years	Since Inception (October 3, 2005)
Large Cap Value Index Portfolio — Class IA	14.99%	-9.64%	-8.40%
Large Cap Value Index Portfolio — Class IB	14.52%	-9.89%	-8.65%
Russell 1000 Value Index	15.51%	1.28%	1.48%

Capitalization

The following table shows the capitalization of each Portfolio as of June 30, 2010 and of the Large Cap Value Index Portfolio on a pro forma combined basis as of June 30, 2010 after giving effect to the proposed Reorganization.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Lord Abbett Growth and Income Portfolio — Class IA	$27.4	$8.41	3,262,539
Large Cap Value Index Portfolio — Class IA	$2.8	$4.41	643,649
Adjustments*	—	—	2,959,891
Pro forma Large Cap Value Index Portfolio — Class IA (assuming the Reorganization is approved)	$30.2	$4.41	6,866,079
Lord Abbett Growth and Income Portfolio — Class IB	$144.1	$8.41	17,133,227
Large Cap Value Index Portfolio — Class IB	$117.7	$4.39	26,827,888
Adjustments*	—	—	15,681,261
Pro forma Large Cap Value Index Portfolio — Class IB (assuming the Reorganization is approved)	$261.8	$4.39	59,642,376

*	Reflects new shares issued of the Acquiring Portfolio. The Lord Abbett Growth and Income Portfolio will bear a proportionate share of the expenses of the Reorganizations described in this Proxy Statement/Prospectus, which are estimated to be approximately $36,000 and are subject to an aggregate maximum of $100,000 for the Acquired Portfolios. AXA Equitable generally will bear expenses of the Reorganizations in excess of this amount, subject to certain limitations. For additional information, please refer to “Additional Information About the Reorganizations — Terms of the Reorganization Plan” below.

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE LORD ABBETT GROWTH AND INCOME PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THIS PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

* * * * *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of the Reorganization Plan

The terms and conditions under which the Reorganizations would be completed are contained in the Reorganization Plan. The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

Each Reorganization involves an Acquiring Portfolio acquiring all the assets of the corresponding Acquired Portfolio in exchange solely for Acquiring Portfolio Shares equal in net asset value (as determined in accordance with the Trust’s normal valuation procedures), by class, to the outstanding Acquired Portfolio Shares and the Acquiring Portfolio’s assumption of the Acquired Portfolio’s liabilities. The Reorganization Plan further provides that, on or as promptly as reasonably practicable after the Closing Date, each Acquired Portfolio will distribute the Acquiring Portfolio Shares it receives in the Reorganization to its shareholders, for the benefit of the Separate Accounts, as applicable, and thus the Contractholders, by class. The number of full and fractional Acquiring Portfolio Shares each shareholder will receive (for the benefit of each Separate Account, as applicable) will be equal in net asset value, as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the corresponding Acquired Portfolio Shares the shareholder holds at that time (for the benefit thereof, as applicable). After such distribution, the Trust will take all necessary steps under its Amended and Restated Declaration of Trust, as amended (the “Declaration”), and Delaware and any other applicable law to effect a complete termination of each Acquired Portfolio.

The Board may terminate the Reorganization Plan with respect to, and abandon, either Reorganization or both Reorganizations at any time prior to the Closing Date, before or after approval by the relevant Acquired Portfolio’s shareholders, if circumstances develop that, in the Board’s opinion, make proceeding with a Reorganization inadvisable for a Portfolio. The completion of each Reorganization also is subject to various conditions, including approval of the Reorganization Plan with respect to the applicable Reorganization by the Acquired Portfolio’s shareholders, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal income tax consequences of the Reorganization (see below) and other customary corporate and securities matters. Subject to the satisfaction of those conditions, each Reorganization will take place immediately after the close of business on the Closing Date.

The Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), has determined, with respect to each Portfolio, that the interests of the Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Portfolio.

The following expenses of the Reorganizations (referred to in the Reorganization Plan as “Identified Expenses”), up to an aggregate maximum of $100,000, will be borne by the Acquired Portfolios in proportion to their respective net asset values (each, an “NAV”) immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), and the declaration of any dividends and/or other distributions, on the Closing Date, with any Identified Expenses in excess of such amount borne solely by AXA Equitable: (1) costs associated with preparing, printing and distributing proxy materials, (2) legal and accounting fees in connection with the Reorganizations, and (3) expenses of holding the Meeting (including any adjournment or postponement thereof). Notwithstanding the foregoing, (a) AXA Equitable will not bear any brokerage or similar expenses incurred by or for the benefit of any Portfolio in connection with the Reorganizations, and (b) all expenses other than Identified Expenses will be borne by the Portfolio that directly incurs them. These excluded expenses will reduce the NAV of the Portfolio that incurs them.

Approval of the Reorganization Plan with respect to each Acquired Portfolio covered thereby will require a majority vote of its shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. If the Reorganization Plan is not approved with respect to an Acquired Portfolio by its shareholders or its Reorganization is not consummated for any other reason, the Board will consider other possible courses of action. The consummation of one Reorganization is not contingent on the consummation of the other Reorganization. Please see “Voting Information” below for more information.

Description of the Securities to Be Issued

The shareholders of each Acquired Portfolio will receive Class IA or Class IB shares of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the Reorganization Plan. Each such share will be fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Trust may issue an unlimited number of authorized shares of beneficial interest, par value $0.001 per share. The Declaration authorizes the Board to issue shares in different series and classes. In addition, the Declaration authorizes the Board to create new series and to name the rights and preferences of the shareholders of each series. The Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences. Each Acquired and Acquiring Portfolio is a series of the Trust.

The Trust currently offers two classes of shares – Class IA and Class IB shares. The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class IB shares of the Acquiring Portfolios. The maximum distribution and/or service (12b-1) fee for each Acquiring Portfolio’s Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to those shares. Because these distribution/service fees are paid out of an Acquiring Portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

At a meeting of the Board held on December 7-8, 2010, AXA Equitable’s representatives (“management”) recommended that each Acquired Portfolio be reorganized into the corresponding Acquiring Portfolio. Management noted that it believed that the Reorganizations would be beneficial to the shareholders invested in the Acquired

Portfolios because each Reorganization would provide a means by which Contractholders with amounts allocated to an Acquired Portfolio could pursue similar or identical investment objectives in the context of a larger fund with the potential for less volatility and better growth prospects, greater opportunities for portfolio diversification and the potential for lower expenses through greater economies of scale. In addition, Management noted that the portfolio manager for one of the Acquired Portfolios, the Lord Abbett Growth and Income Portfolio, had left the Adviser. Management also noted that AXA Equitable intended to cease offering the Acquired Portfolios as investment options under its Contracts because the Acquired Portfolios have either underperformed expectations and/or failed to attract sufficient Contract owner interest. Management further noted that if it ceased offering the Acquired Portfolios, the Acquired Portfolios’ future growth prospects and their corresponding ability to achieve economies of scale and greater portfolio diversification could be limited.

In determining whether to approve the Reorganization Plan with respect to the Acquired Portfolios and recommend its approval to shareholders, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the potential benefits of the Reorganizations to shareholders, including the greater potential to increase the assets of the Acquired Portfolios and to realize economies of scale in the Acquired Portfolios’ expenses and portfolio management as a result of asset growth; (2) comparisons of the Portfolios’ investment objectives, policies, strategies and risks; (3) the effect of a Reorganization on an Acquired Portfolio’s annual operating expenses and shareholder costs; (4) the relative historical performance records of the Portfolios; (5) the direct or indirect federal income tax consequences of the Reorganizations to shareholders and Contractholders; (6) the terms and conditions of the Reorganization Plan and whether the Reorganizations would result in dilution of shareholder interests; (7) the potential benefits of the Reorganizations to other persons, including AXA Equitable and its affiliates as discussed below in the section entitled “Potential Benefits of the Reorganizations to AXA Equitable;” and (8) possible alternatives to the Reorganizations, including the potential benefits and detriments of maintaining the current structure.

In reaching the decision to recommend approval of the Reorganizations, the Board, including the Independent Trustees, concluded that each Portfolio’s participation in the relevant Reorganization is in its best interests and that the interests of existing shareholders of that Portfolio would not be diluted as a result of the Reorganization. The Board’s conclusion was based on a number of factors, including the following:

•

The Reorganizations will permit shareholders invested in each Acquired Portfolio to continue to allocate amounts to a Portfolio that pursues a similar or identical investment objective and similar investment policies, and that is part of a larger combined portfolio with the potential for less volatility and better growth prospects, greater opportunities for portfolio diversification and the potential for lower expenses through greater economies of scale.

•

The annual operating expense ratios for the Class IA and Class IB shares of each Acquiring Portfolio are expected to be comparable to or lower than those of the corresponding classes of shares of the corresponding Acquired Portfolio for the last fiscal year.

•

AXA Equitable will continue to serve as the investment manager and administrator of the Acquiring Portfolios following the Reorganizations, and the current Advisers to the Acquiring Portfolios will continue to serve as the Advisers to those Portfolios.

•

As a result of the Reorganizations, each shareholder of Class IA or Class IB shares of an Acquired Portfolio would hold, immediately after the Closing Date, Class IA or Class IB shares of the corresponding Acquiring Portfolio, as applicable, having an aggregate value equal to the aggregate value of the relevant Acquired Portfolio Shares such shareholder holds as of the Closing Date.

•

The Reorganizations will be effected on the basis of each participating Portfolio’s net asset value, which will be determined in connection with each Reorganization in accordance with the Trust’s normal valuation procedures, which are identical for all of the Trust’s Portfolios.

•	AXA Equitable has agreed to bear a portion of the costs of the Reorganizations, as described in the Reorganization Plan.

•	Shareholders will not pay sales charges in connection with the Reorganizations.

•	The Reorganizations are not expected to have any adverse tax results to Contractholders.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, voted unanimously to approve the Reorganization Plan and to recommend that the shareholders of each Acquired Portfolio also approve the relevant Reorganization Plan.

Potential Benefits of the Reorganizations to AXA Equitable

AXA Equitable may realize benefits in connection with the Reorganizations. For example, the profitability from the fees payable to AXA Equitable and its affiliates in connection with the Acquiring Portfolios may be higher than the profits derived from the fees paid by the corresponding Acquired Portfolios. In addition, the Reorganizations will reduce or eliminate AXA Equitable’s obligations under expense limitation arrangements currently in effect by reorganizing Acquired Portfolios that are subject to expense limitation arrangements into Acquiring Portfolios that are subject to either higher expense limits or no expense limits. The elimination or reduction of certain expense limits may result in increased profits to AXA Equitable from the fees it receives with respect to the Portfolios. A Reorganization also may enable AXA Equi-

table to recoup certain fees and expenses previously waived or reimbursed, subject to the terms of the expense limitation arrangements in effect for the applicable Portfolio.

In addition, the Portfolios are offered and sold through Contracts issued by AXA Equitable and its affiliates that may provide certain death benefit, income benefit or other guarantees to Contract owners. In providing these guarantees, AXA Equitable assumes the risk that Contract owner account values will not be sufficient to pay the guaranteed amounts when due, and therefore that AXA Equitable will have to use its own resources to cover any shortfall. AXA Equitable may enter into hedging transactions from time to time that are intended to help manage its risks under these guarantees. The Reorganizations described in this Proxy Statement/Prospectus may enhance AXA Equitable’s ability to manage this risk, for example, by eliminating a Portfolio that has underperformed expectations and reducing or eliminating exposure to certain potentially volatile asset classes that may be difficult to hedge. This could have a positive impact on AXA Equitable’s profitability and/or financial position.

Federal Income Tax Consequences of the Reorganizations

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a condition to consummation of each Reorganization, the Trust will receive an opinion from K&L Gates LLP (“Counsel”), with respect to the Reorganization and the Portfolios participating therein and their shareholders, substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Trust and conditioned on the Reorganization’s being completed in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Counsel has not approved), for federal income tax purposes: (1) the Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Portfolio will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code); (2) neither Portfolio will recognize any gain or loss on the Reorganization; (3) an Acquired Portfolio shareholder will not recognize any gain or loss on the exchange of its Acquired Portfolio Shares for Acquiring Portfolio Shares; (4) the holding period for and tax basis in the Acquiring Portfolio Shares that an Acquired Portfolio shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Acquired Portfolio Shares that the shareholder holds immediately before the Reorganization (provided, with respect to inclusion of the holding period, the shareholder holds the shares as capital assets on the Closing Date); and (5) the Acquiring Portfolio’s tax basis in each asset the Acquired Portfolio transfers to it will be the same as the Acquired Portfolio’s tax basis therein immediately before the Reorganization, and the Acquiring Portfolio’s holding period for each such asset will include the Acquired Portfolio’s holding period therefor (except where the Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period). Notwithstanding clauses (2) and

(5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the Portfolios or the Acquired Portfolio shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in Acquired Portfolio Shares generally will not recognize any gain or loss as a result of the Reorganizations. If an Acquired Portfolio sells securities before its Reorganization, it may recognize net gains or losses. Any net gains recognized on those sales would increase the amount of any distribution that such an Acquired Portfolio must make to its shareholders before consummating its Reorganization.

As a result of the Reorganizations, each Acquiring Portfolio will succeed to certain tax attributes of the corresponding Acquired Portfolio, except that the amount of an Acquired Portfolio’s accumulated capital loss carryovers (plus any net capital loss that Acquired Portfolio sustains during its taxable year ending on the Closing Date and any net unrealized built-in loss it has on that date) that the corresponding Acquiring Portfolio may use to offset capital gains it recognizes after its Reorganization, generally in no more than the eight succeeding taxable years, will be subject to an annual limitation under Sections 382 and 383 of the Code. In general, the limitation applicable to an Acquiring Portfolio for each taxable year will equal the sum of (1) the product of the NAV of the corresponding Acquired Portfolio as of the Closing Date (the “Acquired Portfolio’s NAV”) multiplied by the “long-term tax-exempt rate” (which is a market-based rate published by the Internal Revenue Service (the “Service”) each month, currently 3.67%) for the month in which the Closing Date occurs plus (2) the amount of any net unrealized built-in gain of that Acquired Portfolio as of the Closing Date that that Acquiring Portfolio recognizes in any taxable year all or part of which is in the period through the fifth anniversary of the Closing Date (as long as the amount of that net unrealized built-in gain is greater than the lesser of (i) 15% of that Acquired Portfolio’s NAV or (ii) $10,000,000). The annual limitation will be proportionately reduced for the portion of an Acquiring Portfolio’s current taxable year after the Closing Date and for any subsequent short taxable year.

If a Reorganization fails to meet the requirements of Code Section 368(a)(1), a Separate Account that is invested in shares of the Acquired Portfolio involved therein could realize a gain or loss on the transaction equal to the difference between its tax basis in those shares and the fair market value of the Acquiring Portfolio Shares it receives.

The Trust has not sought a tax ruling from the Service but instead is acting in reliance on the opinion of Counsel discussed above. That opinion is not binding on the Service or the courts and does not preclude the Service from adopting a contrary position. Contractholders are urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIOS

Management of the Trust

This section gives you information about the Trust, the Manager and the Advisers for the Acquiring Portfolios.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and each of its series (the “portfolios”), including the Acquiring Portfolios. The Trust issues shares of beneficial interest that are currently divided among sixty-eight (68) portfolios, each of which has authorized Class IA and Class IB shares. The Proxy Statement/Prospectus describes the Class IA and Class IB shares of the Acquiring Portfolios.

The Manager

New York, New York 10104, is the Manager to each Portfolio. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the portfolios. With respect to the PLUS Portfolios, the Manager is responsible for, among other things, determining the asset allocation range for the portfolios, selecting and monitoring the Advisers for the portfolios, advising the ETF Allocated Portions of the portfolios (including selecting ETFs in which the portfolios invest) and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board. With respect to the Trust’s other portfolios, the Manager’s management responsibilities include the selection and monitoring of Advisers for the portfolios.

The Manager plays an active role in monitoring each portfolio (or portion thereof) and Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the portfolios’ or portion thereof’s investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning portfolio (or portion thereof) and Adviser performance and portfolio (or portion thereof) operations that is used to supervise and monitor the Advisers and the portfolio (or portion thereof) operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which portfolio (or portion thereof) performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the portfolios (or portions thereof). The Manager may appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also may allocate a portfolio’s assets to additional Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each portfolio’s assets among a portfolio’s current Advisers. The Manager recommends Advisers for each portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers.

If the Manager appoints, dismisses or replaces an Adviser to a portfolio or adjusts the asset allocation among Advisers in a portfolio, the affected portfolio may experience a period of transition during which the securities held in the portfolio may be repositioned in connection with the change in Adviser(s). A portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Adviser’s appointment as an adviser to the portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, the past performance of a portfolio is not necessarily an indication of future performance. This may be particularly true for any portfolios that have undergone sub-adviser changes and/or changes to the investment objectives or policies of the portfolio.

The Manager has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to appoint, dismiss and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint, dismiss and replace Advisers and to amend advisory agreements without obtaining shareholder approval. If a new Adviser is retained for a portfolio, shareholders will receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (the “Affiliated Adviser”), such as AllianceBernstein L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected portfolio’s shareholders.

Management Fees

Each Acquiring Portfolio pays a fee to AXA Equitable for management services. The table below shows the annual rate of the management fees (as a percentage of each Acquiring Portfolio’s average daily net assets) that the Manager received in 2010 for managing each of the Acquiring Portfolios included in the table and the rate of the management fees waived by the Manager in 2010 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Manager and the Trust with respect to certain of the Trust’s Portfolios, including the Growth PLUS Portfolio.

Acquiring Portfolio	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Growth PLUS Portfolio	0.50%	0.00%
Large Cap Value Index Portfolio	0.35%	N/A

The Advisers to the Acquiring Portfolios are paid by AXA Equitable. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval. A discussion of the basis for the decision by the Board to approve the investment management agreements with AXA Equitable and the investment advisory agreement with an Adviser with respect to each Acquiring Portfolio is available in the Trust’s Annual or Semi-Annual Report to Shareholders for the fiscal year ended December 31 or semi-annual period ended June 30.

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Large Cap Value Index Portfolio pays AXA Equitable an annual fee of $30,000 plus its proportionate share of an asset-based administration fee for the Trust. The Trust’s asset-based administration fee is equal to an annual rate of 0.12% of the first $3 billion of total Trust average daily net assets (exclusive of certain portfolios of the Trust noted below), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter. The excluded Portfolios are: EQ/ Franklin Core Balanced Portfolio, the EQ/AXA Franklin Small Cap Value Core Portfolio, the EQ/Mutual Large Cap Equity Portfolio, the EQ/Templeton Global Equity Portfolio, the EQ/Global Multi-Sector Equity Portfolio (together, the “PACTIVE Portfolios”), Growth PLUS Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/International Core PLUS Portfolio, EQ/International Value PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio (together, the “PLUS Portfolios”), All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, the Strategic Allocation Series Portfolios and the AXA Tactical Manager Portfolios. The PACTIVE Portfolios and the PLUS Portfolios, including the Growth PLUS Portfolio, each pay AXA Equitable an annual fee of $32,500 plus its proportionate share of an asset-based administration fee for these portfolios, which is equal to an annual rate of 0.15% of the first $20 billion of the portfolios’ aggregate average daily net assets, 0.125% of the next $5 billion of the portfolios’ aggregate average daily net assets, and 0.10% of the portfolios’ aggregate average daily net assets thereafter, and an additional $32,500 for each portion of the portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate Advisers and/or managed in a discrete style). Pursuant to a sub-administration arrangement, the Manager has contracted with JPMorgan Investors Services Co. (“JPMorgan Services”) to provide the Trust with certain administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Expense Limitation Agreement

In the interest of limiting through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Growth PLUS Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolio (the “Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Growth PLUS Portfolio so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which the Portfolio invests, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) do not exceed 0.75% for the Class IA shares and 1.00% for the Class IB shares.

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future, provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Growth PLUS Portfolio’s expense ratio and such reimbursements do not exceed its expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped any eligible previous payments made, the Growth PLUS Portfolio will be charged such lower expenses.

The Advisers

Each Acquiring Portfolio’s investments are selected by one or more Advisers. The following table describes each Acquiring Portfolio’s Adviser(s), portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquiring Portfolios is available in the Trust’s Statement of Additional Information dated May 1, 2010.

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience
Growth PLUS Portfolio	AXA Equitable 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Steven M. Joenk Alwi Chan Kenneth T. Kozlowski

Steven M. Joenk and Alwi Chan are jointly and primarily responsible for determining the allocation of assets between the actively and passively managed portions of the Portfolio, overseeing the models used to manage the Portfolio, selecting and monitoring the Advisers for the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees.

Steven M. Joenk is President of AXA FMG and has held this position since 2004. Mr. Joenk also has served as Trustee and Chairman of the Trust’s Board of Trustees since 2004 and as the Trust’s Chief Executive Officer and President since 2002. Mr. Joenk has been managing the Portfolio since May 2009.

Alwi Chan is a Vice President of AXA FMG and has held this position since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007. Mr. Chan has been managing the Portfolio since May 2009.

A committee of AXA FMG investment personnel manages the ETF Allocated Portion of the Portfolio. Kenneth Kozlowski serves as the lead portfolio manager of the committee with primary responsibility for day-to-day management of the ETF Allocated Portion. Xavier Poutas assists the lead portfolio manager with day-to-day management of the ETF Allocated Portion, but does not have joint and primary responsibility for management of the ETF Allocated Portion.

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Vice President of AXA Equitable from February 2001 to present. He has had primary responsibility for the ETF Allocated Portions since May 25, 2007. Prior to June 1, 2007, Mr. Kozlowski served as Chief Financial Officer and Treasurer of the Trust since December 2002. Mr. Kozlowski has been managing the Portfolio since May 2009.

Xavier Poutas, CFA® joined AXA FMG in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds. Mr. Poutas assists in portfolio analysis and portfolio performance evaluation with respect to the Portfolios.

BlackRock Investment Management, LLC P.O. Box 9011 Princeton, NJ 08543-9011 Portfolio Managers Debra L. Jelilian Edward Corallo

The Index Allocated Portion of the Portfolio has been managed by Debra L. Jelilian and Edward Corallo since May 2010.

Ms. Jelilian has been a Managing Director of BlackRock Inc. since 2009. She was a Director of BlackRock from 2006 to 2009 and a Director of MLIM from 1999 to 2006. Ms. Jelilian has more than 5 years of portfolio management responsibility.

Mr. Corallo is a Managing Director of BlackRock, Inc. since 2009. He was a principal of Barclay’s Global Investors from 1998 to 2009. Mr. Corallo has more than five years of portfolio management responsibility.

Marsico Capital Management, LLC (“Marsico”) 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Managers Thomas F. Marsico A. Douglas Rao

Thomas F. Marsico is co-manager of the Active Allocated Portion of the Portfolio. Mr. Marsico has been Chief Executive Officer and Chief Investment Officer of Marsico since its inception in 1997. Mr. Marsico has over 20 years of experience as a securities analyst and portfolio manager. Mr. Marsico has been managing the Portfolio since May 2007.

A. Douglas Rao is a co-manager of the Active Allocated Portion of the Portfolio. Mr. Rao is a portfolio manager and senior analyst with Marsico. He joined Marsico in 2005, as an analyst. Mr. Rao has been a portfolio manager since July 2007. Mr. Rao has been managing the Portfolio since May 2010.

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience
Large Cap Value Index Portfolio	SSgA Funds Management, Inc. (“SSgA FM”) State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolio Managers Lynn Blake John Tucker

The Portfolio is managed by SSgA’s Global Structured Products Group. Portfolio managers Lynn Blake and John Tucker have been jointly and primarily responsible for the day-to-day management of the Portfolio since December 2008.

Lynn Blake is a Principal of SSgA FM, Senior Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA in 1987, and is currently responsible for overseeing the management of all non-US equity index strategies as well as serving as portfolio manager for several non-US equity index portfolios.

John Tucker is a Principal of SSgA FM, Senior Managing Director of State Street Global Advisors and Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in their second largest investment center. Mr. Tucker joined State Street in 1988.

Portfolio Services

Fund Distribution Arrangements

The Trust offers two classes of shares on behalf of each Acquiring Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”) serve as the co-distributors for the Class IA and Class IB shares of the Trust. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of AXA Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934, as amended, and are members of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust are charged an annual fee to compensate each of the co-distributors for promoting, selling and servicing shares of the Acquiring Portfolios. The maximum annual distribution and/or service (12b-1) fee for each Acquiring Portfolio’s Class IB shares is 0.25% of the average daily net assets attributable to Class IB shares. Because these fees are paid out of an Acquiring Portfolio’s assets on an on going basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

The co-distributors may receive payments from certain Advisers of the Acquiring Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Acquiring Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The co-distributors also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. Each Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

Buying and Selling Shares

Each Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and to other eligible investors. The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Acquiring Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the NYSE is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. An Acquiring Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for an Acquiring Portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

Frequent transfers or purchases and redemptions of Acquiring Portfolio Shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Acquiring Portfolios. Excessive purchases and redemptions of shares of an Acquiring Portfolio may adversely affect the Acquiring Portfolio’s performance and the interests of long-term investors by requiring the Acquiring Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, an Acquiring Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Acquiring Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because an Acquiring Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Acquiring Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, an Acquiring Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Acquiring Portfolios (or underlying ETFs in which an Acquiring Portfolio invests) that invest a significant portion of their assets in foreign securities, in securities of small- and mid-capitalization companies, or in high-yield securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Acquiring Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Acquiring Portfolio Shares. As a general matter, each Acquiring Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Acquiring Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. The Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of portfolio shares also apply to retirement plan participants, but do not apply to AXA Equitable’s funds of funds.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Acquiring Portfolio.

How Portfolio Shares Are Priced

“Net asset value” is the price of one share of a portfolio of the Trust, including an Acquiring Portfolio, without a sales charge, and is calculated each business day using the following formula:

Net Asset Value	=	Total market value of securities	+	Cash and other assets	–	liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the NYSE on the days it is open for trading. This is normally 4:00 p.m. Eastern time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a portfolio or its designated agent.

•

A portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchase or sold because foreign securities sometimes trade on days when a portfolio’s shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the NYSE. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

•

Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

Dividends and Other Distributions

The Acquiring Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by an Acquiring Portfolio are automatically reinvested at net asset value in shares of that Acquiring Portfolio.

Federal Income Tax Considerations

Each of the Trust’s Portfolios currently only sells its shares to insurance company separate accounts, tax-qualified retirement plans and other eligible investors. Accordingly, distributions an Acquiring Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of that Portfolio’s shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

Each Acquiring Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal tax purposes. An Acquiring Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. A regulated investment company that satisfies those requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and gains to its shareholders by making distributions. Although the Trust intends that each Acquiring Portfolio will be operated to have no federal tax liability, if an Acquiring Portfolio does have any federal tax liability, that would hurt its investment performance. Also, an Acquiring Portfolio that invests in foreign securities or holds foreign currencies could be subject to foreign taxes that would reduce its investment performance.

It is important for each Acquiring Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements) because the shareholders of an Acquiring Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If an Acquiring Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and administrator of the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Acquiring Portfolio’s Class IA and Class IB shares. The financial information in the tables is for the past five years (or, if shorter, the period of the Portfolio’s operations) and for the six-month period ended June 30, 2010. The financial information below for the Class IA and Class IB shares of each Acquiring Portfolio (other than the information for the six-month period ended June 30, 2010) has been derived from the financial statements of each Acquiring Portfolio, which have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s report on each Acquiring Portfolio’s financial statements as of December 31, 2009 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in each Acquiring Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any Separate Account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report, which are incorporated by reference into the Trust’s Statement of Additional Information relating to this Proxy Statement/Prospectus and available upon request.

EQ/Large Cap Growth PLUS Portfolio

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31,
Class IA		2009	2008	2007	2006		2005
Net asset value, beginning of period	$14.95	$11.32	$18.12	$15.74	$14.57		$13.32

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.13 (e)	0.14 (e)	0.10	—	#(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.40)	3.71	(6.89)	2.39	1.17		1.26

Total from investment operations	(1.35)	3.84	(6.75)	2.49	1.17		1.25

Less distributions:
Dividends from net investment income	—	(0.21)	(0.05)	(0.11)	—		—

Net asset value, end of period	$13.60	$14.95	$11.32	$18.12	$15.74		$14.57

Total return (b)	(9.03)%	33.93%	(37.28)%	15.81%	8.03%		9.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$851,739	$939,856	$2,408,216	$7,371	$4,679		$3,304
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.71%	0.70%	0.73%	0.73%	0.77%		0.71%
After waivers, reimbursements and fees paid indirectly (a)	0.71%	0.69%	0.73%	0.58%	0.75%		0.68%
Before waivers, reimbursements and fees paid indirectly (a)	0.71%	0.70%	0.74%	0.74%	0.77%		0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.66%	1.10%	0.18%	0.49%	(0.04)%		(0.11)%
After waivers, reimbursements and fees paid indirectly (a)	0.66%	1.10%	0.18%	0.64%	(0.02)%		(0.08)%
Before waivers, reimbursements and fees paid indirectly (a)	0.66%	1.10%	0.17%	0.49%	(0.04)%		(0.11)%
Portfolio turnover rate	27%	43%	33%	136%	130%		97%

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31,
Class IB		2009		2008		2007		2006		2005
Net asset value, beginning of period	$14.59	$10.95		$17.75		$15.40		$14.29		$13.11
Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.12	(e)	0.07	(e)	0.06		(0.04	)(e)	(0.04	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.40)	3.68		(6.85)		2.35		1.15		1.22

Total from investment operations	(1.37)	3.80		(6.78)		2.41		1.11		1.18

Less distributions:
Dividends from net investment income	—	(0.16)		(0.02)		(0.06)		—		—

Net asset value, end of period	$13.22	$14.59		$10.95		$17.75		$15.40		$14.29

Total return (b)	(9.39)%	34.77%		(38.28)%		15.66%		7.77%		9.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$591,511	$679,158		$537,379		$978,032		$860,495		$916,611
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.96%	0.95	%(c)	0.98	%(c)	0.98	%(c)	1.02	%(c)	0.96%
After waivers, reimbursements and fees paid indirectly (a)	0.96%	0.94%		0.98	%(c)	0.83%		1.00	%(c)	0.93%
Before waivers, reimbursements and fees paid indirectly (a)	0.96%	0.95	%(c)	0.99	%(c)	0.99%		1.02	%(c)	0.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.44%	0.94%		0.48%		0.24%		(0.30)%		(0.36)%
After waivers, reimbursements and fees paid indirectly (a)	0.44%	0.95%		0.49%		0.39%		(0.28)%		(0.33)%
Before waivers, reimbursements and fees paid indirectly (a)	0.44%	0.94%		0.47%		0.23%		(0.30)%		(0.36)%
Portfolio turnover rate	27%	43%		33%		136%		130%		97%

#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

EQ/Large Cap Value Index Portfolio

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31,				October 3, 2005* to December 31, 2005
Class IA		2009	2008	2007	2006
Net asset value, beginning of period	$4.66	$4.25	$10.32	$11.19	$10.45	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.09 (e)	0.12 (e)	0.03 (e)	0.03 (e)	0.01 (e)
Net realized and unrealized gain (loss) on investments and futures	(0.29)	0.73	(5.88)	(0.67)	0.71	0.47

Total from investment operations	(0.25)	0.82	(5.76)	(0.64)	0.74	0.48

Less distributions:
Dividends from net investment income	—	(0.41)	(0.11)	—	— #	(0.03)
Distributions from net realized gains	—	—	(0.20)	(0.23)	— #	—

Total dividends and distributions	—	(0.41)	(0.31)	(0.23)	— #	(0.03)

Net asset value, end of period	$4.41	$4.66	$4.25	$10.32	$11.19	$10.45

Total return (b)	(5.36)%	19.37%	(56.56)%	(5.70)%	7.12%	4.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,838	$1,746	$1,187	$1,246	$112	$105
Ratio of expenses to average net assets:
After waivers (a)	0.60%	0.50%	0.75%	0.75%	0.75%	0.75%
After waivers and fees paid indirectly (a)	0.58%	0.49%	0.45%	0.72%	0.72%	0.74%
Before waivers and fees paid indirectly (a)	0.60%	0.50%	0.83%	0.82%	0.84%	3.64%
Ratio of net investment income to average net assets:
After waivers (a)	1.79%	2.03%	1.50%	0.28%	0.21%	0.35%
After waivers and fees paid indirectly (a)	1.80%	2.04%	1.80%	0.30%	0.24%	0.36%
Before waivers and fees paid indirectly (a)	1.79%	2.03%	1.42%	0.21%	0.12%	(2.54)%
Portfolio turnover rate	26%	100%	82%	29%	9%	0%‡

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31,								October 3, 2005* to December 31, 2005
Class IB		2009		2008		2007		2006
Net asset value, beginning of period	$4.65	$4.23		$10.29		$11.18		$10.47		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.08	(e)	0.10	(e)	(0.01	)(e)	—	#(e)	—	#(e)
Net realized and unrealized gain (loss) on investments and futures	(0.29)	0.73		(5.86)		(0.65)		0.71		0.47

Total from investment operations	(0.26)	0.81		(5.76)		(0.66)		0.71		0.47

Less distributions:
Dividends from net investment income	—	(0.39)		(0.10)		—		—	#	—	#
Distributions from net realized gains	—	—		(0.20)		(0.23)		—	#	—

Total dividends and distributions	—	(0.39)		(0.30)		(0.23)		—	#	—	#

Net asset value, end of period	$4.39	$4.65		$4.23		$10.29		$11.18		$10.47

Total return (b)	(5.59)%	19.34%		(56.75)%		(5.88)%		6.81%		4.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$117,775	$122,699		$87,602		$213,065		$203,514		$32,087
Ratio of expenses to average net assets:
After waivers (a)	0.85%	0.75	%(c)	1.00%		1.00%		1.00%		1.00%
After waivers and fees paid indirectly (a)	0.83%	0.74	%(c)	0.70	%(c)	0.97	%(c)	0.97	%(c)	0.99%
Before waivers and fees paid indirectly (a)	0.85%	0.75	%(c)	1.08%		1.07%		1.09%		3.89%
Ratio of net investment income to average net assets:
After waivers (a)	1.44%	1.97%		1.16%		(0.07)%		(0.05)%		0.10%
After waivers and fees paid indirectly (a)	1.46%	1.97%		1.37%		(0.05)%		(0.01)%		0.11%
Before waivers and fees paid indirectly (a)	1.44%	1.97%		1.07%		(0.15)%		(0.14)%		(2.79)%
Portfolio turnover rate	26%	100%		82%		29%		9%		0	%‡

*	Commencement of Operations.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

VOTING INFORMATION

The following information applies to the Reorganization of each Acquired Portfolio and Acquiring Portfolio for which you are entitled to vote.

Voting Rights

Shareholders with amounts allocated to the Acquired Portfolios at the close of business on January 31, 2011 (the “Record Date”) will be entitled to be present and vote or give voting instructions for the applicable Acquired Portfolio at the Meeting with respect to their shares or shares attributable to their Contracts as of the Record Date.

Each whole share of the Acquired Portfolios is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table below shows the number of outstanding shares of the Acquired Portfolios as of the Record Date that are entitled to vote at the Meeting. Together, the Insurance Companies owned of record more than 95% of those shares.

Portfolio	Total Number	Number of Class IA	Number of Class IB
Capital Guardian Growth Portfolio	27,993,693	111,147	27,882,546
Lord Abbett Growth and Income Portfolio	21,452,664	2,991,603	18,461,061

Required Shareholder Vote

Approval of a Plan with respect to a Reorganization involving an Acquired Portfolio will require the affirmative vote of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities, whichever is less. The presence, in person or by proxy, of at least one-third of the shares of an Acquired Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to an Acquired Portfolio. If a proxy card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal. If a shareholder abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the Reorganization(s). The approval of one Proposal is not contingent on the approval of the other Proposal.

To the knowledge of the Trust, as of the Record Date, the officers and Trustees owned, as a group, less than 1% of the shares of each Portfolio.

Each Insurance Company may be deemed to be a control person of each Portfolio by virtue of its direct or indirect ownership of more than 25% of the shares of each

Portfolio. In addition, AXA Equitable may be deemed to be a control person of the Trust by virtue of its direct or indirect ownership of more than 95% of the Trust’s shares. Shareholders owning 25% or more of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote. As of the Record Date, except as set forth in Appendix C, to the Trust’s knowledge, (1) no person, other than the Insurance Companies, owned beneficially or of record 5% or more of the outstanding Class IA or Class IB shares of a Portfolio and (2) no Contractholder owned Contracts entitling such Contractholder to give voting instructions regarding more than 5% of the outstanding Class IA or Class IB shares of a Portfolio.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about March 4, 2011. In addition to the solicitation of proxies and voting instructions by mail, officers, agents and employees of AXA Equitable and the Trust and their affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, telegraph, fax, the internet or oral communication.

Contractholders with amounts allocated to an Acquired Portfolio on the Record Date will be entitled to be present and give voting instructions for the Acquired Portfolio at the Meeting with respect to shares held indirectly as of the Record Date, to the extent required by applicable law. An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. An Insurance Company will vote shares attributable to Contracts for which it is the Contractholder “FOR” each proposal. Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares in favor of the applicable proposal. Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from Contractholders, or which are attributable to amounts retained by AXA Equitable as surplus or seed money, will be voted by the applicable Insurance Company “FOR” or “AGAINST” approval of the proposal, or as an abstention, in the same proportion as the shares for which Contractholders (or the Insurance Company) have provided voting instructions to the Insurance Company. As a result of such proportional voting by AXA Equitable, it is possible that a small number of Contractholders could determine the outcome of any Proposal.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by an Insurance Company representative attending the Meeting and voting in person.

An Insurance Company will vote as directed by the voting instruction card, but in the absence of voting instructions in any voting instruction card that is signed and returned, an Insurance Company intends to vote “FOR” the applicable proposal and may vote in its discretion with respect to other matters not now known to the Board that may be presented at the Meeting.

Proxy Solicitation

The cost of the Meeting, including the cost of solicitation of proxies and voting instructions, will be borne by the Acquired Portfolios up to an aggregate maximum of $100,000, with AXA Equitable bearing any such expenses in excess of this amount. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, telegraph, fax, personal interview by officers or agents of the Trust or the Internet. Contractholders can provide voting instructions: (1) by Internet at our website at www.proxyweb.com; (2) by telephone at 1-888-221-0697; or (3) by mail, with the enclosed voting instruction card.

Adjournment

If sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. An Insurance Company will vote in favor of such adjournment those proxies that it is entitled to vote in favor of the proposal. An Insurance Company will vote against the adjournment those proxies required to be voted against the proposal. An Insurance Company will pay the costs of any additional solicitation and any adjourned session.

Other Matters

The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business properly comes before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting. In order for a shareholder proposal to be incorporated in the Trust’s proxy statement for a meeting of shareholders, the proposal must be received a reasonable time before the Trust begins to print and send its proxy materials to shareholders.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of the Reorganization Plan.

*        *        *         *        *

APPENDIX A

PLAN OF REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by EQ ADVISORS TRUST, a Delaware statutory trust (“Trust”), on behalf of each of its segregated portfolios of assets (“series”) listed on Schedule A to this Plan (“Schedule A”). (Each series listed under the heading “Targets” on Schedule A is referred to herein as a “Target”; each series listed under the heading “Acquiring Portfolios” on Schedule A is referred to herein as an “Acquiring Portfolio”; and each Target and Acquiring Portfolio is sometimes referred to herein as a “Portfolio.”) All agreements, covenants, actions, and obligations of each Portfolio contained herein shall be deemed to be agreements, covenants, actions, and obligations of, and all rights and benefits created hereunder in favor of each Portfolio shall inure to and be enforceable by, the Trust acting on its behalf.

The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A. Each Portfolio is a duly established and designated series thereof.

The Trust may sell voting shares of beneficial interest in the Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”), (2) separate accounts of AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies, (3) AXA Equitable’s Investment Plan for Employees (a 401(k) plan it sponsors) and other tax-qualified retirement plans, and (4) other series of the Trust and series of AXA Premier VIP Trust, a separate registered investment company managed by AXA Equitable that currently sells its shares to such accounts and plans. At the date of adoption hereof, some shares in certain Portfolios are held by one or more shareholders described in clauses (2) – (4) (collectively, “Other Shareholders”) and the balance of the shares in those Portfolios and all the shares in each other Portfolio are held by AXA Equitable for separate accounts thereof. The Portfolios are underlying investment options for those separate accounts, which fund certain variable annuity certificates and contracts and variable life insurance policies issued by AXA Equitable (collectively, “Contracts”). Under applicable law, the assets of all those separate accounts (i.e., the shares of the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Trust wishes to effect two separate reorganizations, each described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under section 368(a) (“Regulations”)). Each reorganization will consist of (1) the transfer of all of a Target’s assets to the Acquiring Portfolio listed on Schedule A opposite its name (“corresponding Acquiring Portfolio”) in exchange solely for shares in that Acquiring Portfolio and that Acquiring Portfolio’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares in that Target and in liquidation thereof, and (3) that Target’s termination (all the foregoing transactions involving each Target and its corresponding Acquiring Portfolio being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization. (For convenience, the balance of this Plan, except paragraph 5, refers only to a single Reorganization, one Target, and one Acquiring Portfolio, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.)

The Trust’s Amended and Restated Declaration of Trust, as amended (“Declaration”), permits it to vary its shareholders’ investment. The Trust does not have a fixed pool of assets — each series thereof (including each Portfolio) is a managed portfolio of securities, and AXA Equitable and each investment sub-adviser thereof have the authority to buy and sell securities for it.

The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted and approved this Plan and the transactions contemplated hereby and has duly authorized performance thereof on each Portfolio’s behalf by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target offers two classes of shares, designated Class IA and Class IB shares (“Class IA Target Shares” and “Class IB Target Shares,” respectively, and collectively, “Target Shares”). Acquiring Portfolio also offers two classes of shares, also designated Class IA and Class IB shares (“Class IA Acquiring Portfolio Shares” and “Class IB Acquiring Portfolio Shares,” respectively, and collectively, “Acquiring Portfolio Shares”). The Portfolios’ identically designated classes of shares have identical characteristics.

1.    PLAN OF REORGANIZATION AND TERMINATION

1.1    Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a)    issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) (i) Class IA Acquiring Portfolio Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class IA Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of a Class IA Acquiring Portfolio Share and (ii) Class IB Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class IB Target Shares by the NAV of a Class IB Acquiring Portfolio Share, and

(b)    assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2    The Assets shall consist of all assets and property — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books — Target owns at the Valuation Time (as defined in paragraph 2.1).

1.3    The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to in this Plan, except Reorganization Expenses (as defined in paragraph 4.3(j)) borne by Acquiring Portfolio and AXA Equitable pursuant to paragraph 5. Notwithstanding the foregoing, Target will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4    At or immediately before the Effective Time, Target shall declare and pay to its shareholders one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, and (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryforward, for prior taxable years and the current taxable year through the Effective Time.

1.5    At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the separate accounts for which AXA Equitable holds Target Shares, and Other Shareholders, of record at the Effective Time (each, a “Shareholder”), in proportion to the Target Shares then so held and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent (“Transfer Agent”) opening accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Portfolio Shares to those newly opened and existing accounts. Each Shareholder’s newly opened or existing account shall be credited with the respective pro rata number of full and fractional Acquiring Portfolio Shares due that Shareholder, by class (i.e., the account for each

Shareholder that holds Class IA Target Shares shall be credited with the respective pro rata number of full and fractional Class IA Acquiring Portfolio Shares due that Shareholder, and the account for each Shareholder that holds Class IB Target Shares shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder). The aggregate NAV of Acquiring Portfolio Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares such Shareholder owned at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.6    As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of the Trust and any further actions shall be taken in connection therewith as required by applicable law.

1.7    Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

2.    VALUATION

2.1    For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange, and the declaration of any dividends and/or other distributions, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Board, less (b) the amount of the Liabilities at the Valuation Time.

2.2    For purposes of paragraph 1.1(a), the NAV per share for each class of Acquiring Portfolio Shares shall be computed at the Valuation Time, using the valuation procedures referred to in paragraph 2.1.

2.3    All computations pursuant to paragraphs 2.1 and 2.2 shall be made by AXA Equitable, in its capacity as the Trust’s administrator.

3.    CLOSING AND EFFECTIVE TIME

3.1    Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on a date in April 2011 determined by the Trust (“Effective Time”). If at the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Portfolio’s net assets and/or the NAV per share of either class of Acquiring Portfolio Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored. The Closing shall be held at the Trust’s offices or at such other place as the Trust determines.

3.2    The Trust shall direct the custodian of the Portfolios’ assets to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Portfolio, as reflected on Acquiring Portfolio’s books immediately after the Closing, does or will conform to such information on Target’s books immediately before the Closing.

3.3    The Trust shall direct the Transfer Agent to deliver at the Closing a certificate of an authorized officer (a) stating that its records contain the number of full and fractional outstanding Target Shares each Shareholder owns at the Effective Time and (b) as to the opening of accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Portfolio Shares to be credited to Target at the Effective Time have been credited to Target’s account on those records.

4.    CONDITIONS PRECEDENT

4.1    The Trust’s obligation to implement this Plan on Acquiring Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)    At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(b)    Target is not currently engaged in, and the Trust’s adoption and performance of this Plan and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Declaration or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, on Target’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on Target’s behalf, is a party or by which it is bound;

(c)    All material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or provision for discharge of any liabilities of Target thereunder will be made, at or before the Effective Time, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(d)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(e)    Target’s Statement of Assets and Liabilities (including Schedule of Investments), Statement of Operations, and Statement of Changes in Net Assets (collectively, “Statements”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2009, have been audited by PricewaterhouseCoopers LLP (“PwC”) and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and such Statements and Target’s unaudited Statements at and for the six months ended June 30, 2010, present fairly, in all material respects, Target’s financial condition at their respective dates in accordance with GAAP, and there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(f)    Since December 31, 2009, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Share due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders shall not constitute a material adverse change;

(g)    At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by such time (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such Returns shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to such Returns;

(h)    Target is a “fund” (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year that will end at the Effective Time), Target has met (or for such year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification and treatment as a regulated investment company (“RIC”) and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852; Target has declared and paid to its shareholders the dividend(s) and/or other distribution(s) described in paragraph 1.4; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(i)    Target is in the same line of business as Acquiring Portfolio is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(h); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of such section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying Acquiring Portfolio’s investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and the Trust believes, based on its review of each Portfolio’s investment portfolio, that most of Target’s assets are consistent with Acquiring Portfolio’s investment objective and policies and thus can be transferred to and held by Acquiring Portfolio;

(j)    At the Effective Time, (1) at least 33 1/3% of Target’s portfolio assets will meet Acquiring Portfolio’s investment objective, strategies, policies, risks, and restrictions, (2) Target will not have altered its portfolio in connection with the Reorganization to meet such 33 1/3% threshold, and (3) Target will not have modified its investment objective or any of its investment strategies, policies, risks, or restrictions as part of the plan of reorganization for purposes of section 1.368-1(d)(2) of the Regulations;

(k)    To the best of the Trust’s management’s knowledge, at the record date for Target’s shareholders entitled to vote on approval of this Plan, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Portfolio Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Portfolio Shares) to a number of shares that was less than 50% of the number of the Target Shares at such date;

(l)    All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records, as provided in paragraph 3.3; and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

(m)    Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)    At the Effective Time, Target will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)    During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Portfolio Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax; and

(p)    Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

4.2    The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)    No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(b)    Acquiring Portfolio is not currently engaged in, and the Trust’s adoption and performance of this Plan and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, on Acquiring Portfolio’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on Acquiring Portfolio’s behalf, is a party or by which it is bound;

(c)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Portfolio or any of its properties or assets attributable or allocable to Acquiring Portfolio, that, if adversely determined, would materially and adversely affect Acquiring Portfolio’s financial condition or the conduct of its business; and the Trust, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Portfolio’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(d)    Acquiring Portfolio’s Statements at and for the fiscal year (in the case of its Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2009, have been audited by PwC and are in accordance with GAAP; and such Statements and Acquiring Portfolio’s unaudited Statements at and for the six months ended June 30, 2010, present fairly, in all material respects, Acquiring Portfolio’s financial condition at their respective dates in accordance with GAAP, and there are no known contingent liabilities of Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(e)    Since December 31, 2009, there has not been any material adverse change in Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquiring Portfolio Share due to declines in market values of securities Acquiring Portfolio holds, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by its shareholders shall not constitute a material adverse change;

(f)    At the Effective Time, all Returns of Acquiring Portfolio required by law to have been filed by such time (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such Returns shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to such Returns;

(g)    Acquiring Portfolio is a “fund” (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year that includes the Effective Time), Acquiring Portfolio has met (or for such year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852; Acquiring Portfolio intends to continue after the Reorganization to meet all such requirements and to be eligible to and to so compute its federal income tax; and Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(h)    Acquiring Portfolio is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; following the Reorganization, Acquiring Portfolio will continue, and has no intention to change, such line of business; and at the Effective Time, (1) at least 33 1/3% of Target’s portfolio assets will meet Acquiring Portfolio’s investment objective, strategies, policies, risks, and restrictions and (2) Acquiring Portfolio will have no plan or intention to change its investment objective or any of its investment strategies, policies, risks, or restrictions after the Reorganization;

(i)    Following the Reorganization, Acquiring Portfolio (1) will continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Portfolio (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

(j)    At the Effective Time and at all times thereafter, neither Acquiring Portfolio nor any person Related to it will have any plan or intention to acquire or redeem — either directly or through any transaction, agreement, or arrangement with any other person — any Acquiring Portfolio Shares issued pursuant to the Reorganization, other than redemptions that Acquiring Portfolio will make in the ordinary course of its business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act;

(k)    All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares;

(l)    There is no plan or intention for Acquiring Portfolio to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(m)    Acquiring Portfolio will not own, nor will it have owned during the five years preceding the Effective Time, directly or indirectly, any Target Shares;

(n)    Before or pursuant to the Reorganization, neither Acquiring Portfolio nor any person Related to it will have acquired Target Shares, directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Portfolio Shares;

(o)    Assuming satisfaction of the condition in paragraph 4.1(p), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Portfolio’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

(p)    The Acquiring Portfolio Shares to be issued and delivered to Target, for the Shareholders’ benefit, pursuant to the terms of this Plan, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares and will be fully paid and non-assessable by the Trust.

4.3    The Trust’s obligation to implement this Plan on each Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)    No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for the Trust’s adoption and performance, on either Portfolio’s behalf, of this Plan, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)    The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

(c)    The Trust’s management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Portfolio or (ii) any portion of the Acquiring Portfolio Shares they receive in the Reorganization to any person Related to Acquiring Portfolio, (2) does not anticipate dispositions of those Acquiring Portfolio Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Portfolio Shares immediately following the Reorganization;

(d)    The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

(e)    The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Portfolio and those to which the Assets are subject;

(f)    At the Effective Time, there will be no intercompany indebtedness between the Portfolios that was issued or acquired, or will be settled, at a discount;

(g)    Pursuant to the Reorganization, Target will transfer to Acquiring Portfolio, and Acquiring Portfolio will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

(h)    Immediately after the Reorganization, AXA Equitable (through its separate accounts) will own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Portfolio;

(i)    None of the compensation AXA Equitable receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that AXA Equitable (on any Shareholder’s behalf) holds; none of the Acquiring Portfolio Shares AXA Equitable (on any Shareholder’s behalf) receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to AXA Equitable will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(j)    No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Portfolio, AXA Equitable, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Portfolio Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(k)    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties;

(l)    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

(m)    The Trust shall have called a meeting of Target’s shareholders to consider and act on this Plan and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”);

(n)    The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on such representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, “Representations”). The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Plan (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved), for federal income tax purposes:

(1)    Target’s transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares, in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Portfolio will be “a party to a reorganization” (within the meaning of section 368(b));

(2)    Target will recognize no gain or loss on the transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(3)    Acquiring Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities;

(4)    Acquiring Portfolio’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Portfolio’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(5)    A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Portfolio Shares pursuant to the Reorganization; and

(6)    A Shareholder’s aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Portfolio Shares, and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.    EXPENSES

Subject to satisfaction of the condition contained in paragraph 4.3(j), the sum of the following Reorganization Expenses for the Reorganizations (collectively, “Identified Expenses”), up to an aggregate maximum of $100,000, shall be borne by the Acquired Portfolios in proportion to their respective NAVs at the Valuation Time, with any Identified Expenses in excess of such amount borne solely by AXA Equitable: (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Acquiring Portfolio’s prospectus and Target’s proxy materials, (2) legal and accounting fees in connection with the Reorganization, and (3) expenses of holding the Shareholders Meeting (including any adjournment or postponement thereof). Notwithstanding the foregoing, (a) AXA Equitable shall not bear any brokerage or similar expenses incurred by or for the benefit of any Portfolio in connection with the Reorganizations, (b) all expenses other than Identified Expenses shall be borne by the Portfolio that directly incurs them, and (c) expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in such Portfolio’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.    TERMINATION

The Board may terminate this Plan and abandon the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Portfolio.

7.    AMENDMENTS

The Board may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Target’s shareholders’ approval thereof; provided that, following such approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

8.    MISCELLANEOUS

8.1    This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Portfolios’ behalf) and its successors and assigns any rights or remedies under or by reason of this Plan.

8.3    Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Portfolios but are only binding on and enforceable against the respective Portfolio’s property. The Trust, in asserting any rights or claims under this Plan on either Portfolio’s behalf, shall look only to the other Portfolio’s property in settlement of such rights or claims and not to the property of any other series of the Trust or to such trustees, officers, or shareholders.

8.4    Any term or provision of this Plan that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

SCHEDULE A

Targets	Acquiring Portfolios
EQ/LordAbbett Growth and Income Portfolio	EQ/LargeCap Value Index Portfolio

EQ/CapitalGuardian Growth Portfolio	EQ/LargeCap Growth PLUS Portfolio

APPENDIX B

More Information on Strategies and Risk Factors

Strategies

Changes in Investment Objectives and Principal Investment Strategies

Each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective and, except as otherwise noted, the investment policies of a Portfolio are not fundamental policies and may be changed without a shareholder vote.

80% Policies

Each of the Acquiring Portfolios has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio.

PLUS Portfolios

Each allocation percentage for Growth PLUS Portfolio is an asset allocation target established by AXA Equitable to achieve the Portfolio’s investment objective and may be changed without shareholder approval. Actual allocations among the distinct portions of the Portfolio may deviate from the amounts shown above by up to 15% of the Portfolio’s net assets. The asset allocation range for the Portfolio is as follows: 15% to 45% in the Active Allocated Portion; 45% to 75% in the Index Allocated Portion; and 0% to 25% in the ETF Allocated Portion. Each portion of the Portfolio may deviate temporarily from its asset allocation target for defensive purposes or as a result of appreciation or depreciation of its holdings. AXA Equitable rebalances each portion of the Portfolio as it deems appropriate. To the extent that the Portfolio is being rebalanced or takes a temporary defensive position, it may not be pursuing its investment goal or executing its principal investment strategy.

Active Management Strategies

Each Adviser has complete discretion to select portfolio securities for its portion of a portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Manager. In selecting investments, the Advisers use their proprietary investment strategies. The following is an additional general description of certain common types of active management strategies that may be used by the Advisers to the Portfolios.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Additional Strategies

The following provides additional information regarding the principal investment strategies discussed in “Comparison of Investment Objectives, Policies and Strategies” and additional investment strategies that the Portfolios may employ in pursuing their investment objectives. Each strategy may apply to all of the Portfolios. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (the “SAI”).

Derivatives.    Each Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps and forward contracts, including forward currency contracts, are examples of derivatives in which a Portfolio may invest.

Equity Securities.    Certain Portfolios, including certain Portfolios that invest primarily in debt securities, may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Foreign Securities.    Certain Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Mid-Cap and Small-Cap Companies.    Each Portfolio may invest in the securities of mid- and small-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management groups. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Portfolio Turnover.    The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities Lending.    For purposes of realizing additional income, each Portfolio may lend its portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets (including collateral received for securities lent) to broker-dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless the consideration to be earned from such loans justifies the risk.

Securities of Other Investment Companies.    Each Portfolio may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (the “1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than

3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (the “SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of that investment company.

Temporary Defensive Investments.    For temporary defensive purposes, each Portfolio (except the Portfolios that seek to track the performance (before fees and expenses) of a particular securities market index) may invest without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal. In addition, each PLUS Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

Risks.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by its investment objective, principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are noted below. However, other factors may also affect each Portfolio’s net asset value. There is no guarantee that a Portfolio will achieve its investment objective or that it will not lose principal value.

General Investment Risks:    Each Portfolio is subject to the following risks:

Adviser Selection Risk:    The risk that the Manager’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

Asset Class Risk:    There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Issuer-Specific Risk:    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Market Risk:    The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Adviser Risk:    A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk:    The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a Portfolio with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio to the extent that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Securities Lending Risk:    A Portfolio that lends securities is subject to the risk that the loaned securities will not be available to the portfolio on a timely basis and, therefore, that the Portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the Portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the portfolio. If the borrower fails financially, it is also possible that the portfolio could lose its right to the collateral it holds. In addition, the Portfolio bears the risk of a decline in the value of the collateral held by a Portfolio in connection with a securities loan.

Securities Selection Risk:    The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated in each Proposal’s “Comparison of Principal Risk Factors,” a particular Portfolio may be subject to the following as principal risks. In addition, to the extent a Portfolio invests in a particular type of investment, it will be subject to the risks of such investment as described below:

Derivatives Risk.    Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. Derivatives may be illiquid in that a Portfolio may not be able to sell or otherwise close a derivative position when desired. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. Over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives.

Equity Risk.    In general, stocks and other equity security values fluctuate and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market economic and political conditions.

Exchange Traded Funds (“ETF”) Risk.    When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETFs, in addition to the Portfolio’s direct fees and expenses. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a Portfolio invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio. Most ETFs are not actively managed. An ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, ETFs do not change their investment strategies to respond to changes in the economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Focused Portfolio Risk.    A Portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Foreign Securities Risk.    Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk:    Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk:    Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk:    Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Geographic Risk:    The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk:    Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk:    Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk:    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk:    The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Index Strategy Risk:    A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk.    An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Large-Cap Company Risk.    Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk.    When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap and Small-Cap Company Risk.    A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Portfolio Turnover Risk.    High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the November 30, 2010, to the Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class IA or Class IB shares of a Portfolio.

Portfolio	Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganizations occur)
EQ/Capital Guardian Growth Portfolio — Class A	Louis Keimach 1990 Irr Ins Trus Ethel Keimach & Richard C. Berr 7 Roosevelt Circle South Easton, MA 02375	9.20%	0.0011%

EQ/Capital Guardian Growth Portfolio — Class A	Kirby Wilcox 6600 Lucas Valley Road Nicasio, CA 94946	7.92%	0.0010%

EQ/Large Cap Growth PLUS — Class A	Aggressive Allocation Portfolio*	15.49%	0.95%

EQ/Large Cap Growth PLUS — Class A	Moderate Allocation Portfolio*	29.33%	1.81%

EQ/Large Cap Growth PLUS — Class A	Moderate PLUS Allocation Portfolio*	41.72%	2.57%

EQ/Large Cap Value Index — Class A	E. Thompson Trst Et Al Nancy E. Thompson 566 Temple Hills Dr Laguna Beach, CA 92651	19.75%	2.1895%

*	Each portfolio’s address is 1290 Avenue of the Americas, New York, NY 10104.

C-1

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2011

EQ ADVISORS TRUST

EQ/Capital Guardian Growth Portfolio

EQ/Lord Abbett Growth and Income Portfolio

(each, an “Acquired Portfolio” and together, the “Acquired Portfolios”)

AND

EQ/Large Cap Growth PLUS Index

EQ/Large Cap Value Index Portfolio

(each, an “Acquiring Portfolio” and together, the “Acquiring Portfolios”)

1290 Avenue of the Americas

New York, New York 10104

(877) 222-2144

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:

EQ/Capital Guardian Growth Portfolio	EQ/Large Cap Growth PLUS Portfolio

EQ/Lord Abbett Growth and Income Portfolio	EQ/Large Cap Value Index Portfolio

The Acquired and Acquiring Portfolios are series of EQ Advisors Trust (the “Trust”).

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of each Acquired Portfolio into the corresponding Acquiring Portfolio under which the Acquiring Portfolio would acquire all of the assets of the Acquired Portfolio in exchange solely for shares of the Acquiring Portfolio and that Acquiring Portfolio’s assumption of all of the corresponding Acquired Portfolio’s liabilities (the “Reorganizations”). This SAI is available to owners of and participants in variable life insurance contracts and variable annuity contracts and certificates (the “Contracts”) with amounts allocated to an Acquired Portfolio and to other shareholders of the Acquired Portfolios as of January 31, 2011.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1) The combined Statement of Additional Information of the Trust dated May 1, 2010, as supplemented, with respect to the Acquiring Portfolios (File Nos. 333-17217 and 811-07953); and

(2) The Annual Report to Shareholders of the Trust with respect to the Acquiring and Acquired Portfolios for the fiscal year ended December 31, 2009 (File Nos. 333-17217 and 811-07953); and

(3) The Semi-Annual Report to Shareholders of the Trust with respect to the Acquiring and Acquired Portfolios for the semi-annual period ended June 30, 2010 (File Nos. 333-17217 and 811-07953).

The Trust’s SAI that is incorporated by reference above includes information about the Trust’s other portfolios that is not relevant to the Reorganizations. Please disregard that information.

This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated February 28, 2011 relating to the Reorganizations (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or calling (877) 222-2144. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

The following tables set forth the pro forma Portfolio of Investments as of June 30, 2010, the pro forma condensed Statement of Assets and Liabilities as of June 30, 2010, and the pro forma condensed Statement of Operations for the twelve-month period ended June 30, 2010 for the Acquired Portfolios and the Acquiring Portfolios, as adjusted giving effect to the Reorganizations.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolios as of June 30, 2010, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. Thus, it is expected that some of an Acquired Portfolio’s holdings may not remain at the time of the Reorganizations. It is also expected that, if a Reorganization is approved, AXA Equitable Life Insurance Company (the “Manager”) will liquidate an Acquired Portfolio’s holdings that, based on market conditions and an assessment by the Manager and the investment advisers to the corresponding Acquiring Portfolio, are not compatible with the Acquiring Portfolio’s current portfolio composition, investment objective and policies, or investment strategies. The proceeds of such liquidation will be held in temporary investments or reinvested in assets that are consistent with the Acquiring Portfolio’s investment objective, policies and strategies. Although any sale of portfolio investments in connection with a Reorganization will be conducted in an orderly manner, the need for a Portfolio to sell investments may result in its selling securities at a disadvantageous time and price and could result in the Portfolio realizing gains (or losses) that otherwise would not have been realized and incurring transaction costs that otherwise would not have been incurred.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
COMMON STOCKS:
Consumer Discretionary
Auto Components
Autoliv, Inc.*	—	3,745	3,745	$—	$179,198	$179,198
BorgWarner, Inc.*	—	14,001	14,001	—	522,797	522,797
Federal-Mogul Corp.*	—	627	627	—	8,164	8,164
Gentex Corp.	—	17,987	17,987	—	323,406	323,406
Goodyear Tire & Rubber Co.*	—	31,334	31,334	—	311,460	311,460
Johnson Controls, Inc.	—	81,827	81,827	—	2,198,692	2,198,692
Lear Corp.*	—	1,800	1,800	—	119,160	119,160
TRW Automotive Holdings Corp.*	—	6,855	6,855	—	188,992	188,992

				—	3,851,869	3,851,869	0.22%

Automobiles
Ford Motor Co.*	—	430,192	430,192	—	4,336,335	4,336,335
Harley-Davidson, Inc.	—	30,371	30,371	—	675,147	675,147
Thor Industries, Inc.	—	4,321	4,321	—	102,624	102,624

				—	5,114,106	5,114,106	0.29%

Distributors
LKQ Corp.*	—	18,422	18,422	—	355,176	355,176	0.02%

Diversified Consumer Services
Apollo Group, Inc., Class A*	—	16,699	16,699	—	709,207	709,207
Career Education Corp.*	—	8,422	8,422	—	193,874	193,874
DeVry, Inc.	—	8,215	8,215	—	431,205	431,205
Education Management Corp.*	—	3,300	3,300	—	50,325	50,325
H&R Block, Inc.	—	17,535	17,535	—	275,124	275,124
Hillenbrand, Inc.	—	8,032	8,032	—	171,804	171,804
ITT Educational Services, Inc.*	—	4,502	4,502	—	373,756	373,756
Strayer Education, Inc.	18,900	1,795	20,695	3,929,121	373,163	4,302,284
Weight Watchers International, Inc.	—	4,285	4,285	—	110,082	110,082

				3,929,121	2,688,540	6,617,661	0.38%

Hotels, Restaurants & Leisure
Bally Technologies, Inc.*	—	7,123	7,123	—	230,714	230,714
Brinker International, Inc.	—	11,521	11,521	—	166,594	166,594
Burger King Holdings, Inc.	—	11,828	11,828	—	199,184	199,184
Carnival Corp.	—	21,092	21,092	—	637,822	637,822
Chipotle Mexican Grill, Inc.*	—	4,064	4,064	—	555,996	555,996
Choice Hotels International, Inc.	—	253	253	—	7,643	7,643
Darden Restaurants, Inc.	—	18,098	18,098	—	703,107	703,107

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
International Game Technology	—	38,452	38,452	—	603,696	603,696
International Speedway Corp., Class A	—	1,345	1,345	—	34,647	34,647
Las Vegas Sands Corp.*	—	40,800	40,800	—	903,312	903,312
Marriott International, Inc., Class A	—	35,003	35,003	—	1,047,990	1,047,990
McDonald’s Corp.	—	339,883	339,883	—	22,388,093	22,388,093
MGM MIRAGE*	—	5,676	5,676	—	54,717	54,717
Panera Bread Co., Class A*	—	3,947	3,947	—	297,170	297,170
Royal Caribbean Cruises Ltd.*	—	6,611	6,611	—	150,532	150,532
Starbucks Corp.	—	96,109	96,109	—	2,335,449	2,335,449
Starwood Hotels & Resorts Worldwide, Inc.	—	24,443	24,443	—	1,012,673	1,012,673
Wendy’s/Arby’s Group, Inc., Class A	—	16,283	16,283	—	65,132	65,132
WMS Industries, Inc.*	—	7,476	7,476	—	293,433	293,433
Wynn Resorts Ltd.	—	71,590	71,590	—	5,460,169	5,460,169
Yum! Brands, Inc.	—	60,272	60,272	—	2,353,019	2,353,019

				—	39,501,092	39,501,092	2.25%

Household Durables
Fortune Brands, Inc.	—	2,377	2,377	—	93,131	93,131
Garmin Ltd.	—	882	882	—	25,737	25,737
Harman International Industries, Inc.*	—	4,267	4,267	—	127,541	127,541
Leggett & Platt, Inc.	—	11,364	11,364	—	227,962	227,962
Mohawk Industries, Inc.*	—	867	867	—	39,674	39,674
NVR, Inc.*	—	795	795	—	520,749	520,749
Tempur-Pedic International, Inc.*	—	9,338	9,338	—	287,143	287,143
Tupperware Brands Corp.	—	8,149	8,149	—	324,738	324,738
Whirlpool Corp.	—	4,147	4,147	—	364,189	364,189

				—	2,010,864	2,010,864	0.11%

Internet & Catalog Retail
Amazon.com, Inc.*	—	138,801	138,801	—	15,165,397	15,165,397
Expedia, Inc.	—	10,895	10,895	—	204,608	204,608
Netflix, Inc.*	—	5,142	5,142	—	558,678	558,678
priceline.com, Inc.*	—	47,960	47,960	—	8,466,859	8,466,859

				—	24,395,542	24,395,542	1.39%

Leisure Equipment & Products
Hasbro, Inc.	—	16,829	16,829	—	691,672	691,672
Mattel, Inc.	—	27,285	27,285	—	577,351	577,351

				—	1,269,023	1,269,023	0.07%

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
Media
CBS Corp.(Non-Voting), Class B	—	10,437	10,437	—	134,950	134,950
DIRECTV, Class A*	—	114,414	114,414	—	3,880,923	3,880,923
Discovery Communications, Inc., Class A*	—	26,808	26,808	—	957,314	957,314
DreamWorks Animation SKG, Inc., Class A*	169,300	9,563	178,863	4,833,515	273,024	5,106,539
Interactive Data Corp.	—	4,431	4,431	—	147,907	147,907
Interpublic Group of Cos., Inc.*	—	63,117	63,117	—	450,024	450,024
John Wiley & Sons, Inc., Class A	—	5,364	5,364	—	207,426	207,426
Lamar Advertising Co., Class A*	—	1,558	1,558	—	38,202	38,202
Madison Square Garden, Inc., Class A*	—	2,505	2,505	—	49,273	49,273
McGraw-Hill Cos., Inc.	—	28,567	28,567	—	803,875	803,875
Meredith Corp.	—	1,974	1,974	—	61,451	61,451
Morningstar, Inc.*	—	2,845	2,845	—	120,969	120,969
News Corp., Class A	—	61,608	61,608	—	736,832	736,832
Omnicom Group, Inc.	47,600	31,911	79,511	1,632,680	1,094,547	2,727,227
Regal Entertainment Group, Class A	—	2,395	2,395	—	31,231	31,231
Scripps Networks Interactive, Inc., Class A	43,700	11,553	55,253	1,762,858	466,048	2,228,906
Sirius XM Radio, Inc.*	—	501,208	501,208	—	475,897	475,897
Thomson Reuters Corp.	—	15,631	15,631	—	560,059	560,059
Time Warner Cable, Inc.	49,167	—	49,167	2,560,617	—	2,560,617
Time Warner, Inc.	46,033	30,285	76,318	1,330,814	875,539	2,206,353
Viacom, Inc., Class B	184,600	15,434	200,034	5,790,902	484,165	6,275,067
Walt Disney Co.	—	348,145	348,145	—	10,966,567	10,966,567

				17,911,386	22,816,223	40,727,609	2.32%

Multiline Retail
Big Lots, Inc.*	—	10,459	10,459	—	335,629	335,629
Dollar General Corp.*	—	9,012	9,012	—	248,281	248,281
Dollar Tree, Inc.*	—	16,851	16,851	—	701,507	701,507
Family Dollar Stores, Inc.	—	17,422	17,422	—	656,635	656,635
J.C. Penney Co., Inc.	—	9,906	9,906	—	212,781	212,781
Kohl’s Corp.*	—	29,301	29,301	—	1,391,798	1,391,798
Macy’s, Inc.	—	5,390	5,390	—	96,481	96,481
Nordstrom, Inc.	—	168,998	168,998	—	5,440,046	5,440,046
Target Corp.	206,950	94,997	301,947	10,175,732	4,671,002	14,846,734

				10,175,732	13,754,160	23,929,892	1.36%

Specialty Retail
Aaron’s, Inc.	—	5,232	5,232	—	89,310	89,310
Abercrombie & Fitch Co., Class A	—	8,692	8,692	—	266,757	266,757
Advance Auto Parts, Inc.	—	11,332	11,332	—	568,640	568,640
Aeropostale, Inc.*	—	12,054	12,054	—	345,227	345,227

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
American Eagle Outfitters, Inc.	—	6,665	6,665	—	78,314	78,314
AutoNation, Inc.*	—	3,185	3,185	—	62,108	62,108
AutoZone, Inc.*	—	3,589	3,589	—	693,467	693,467
Bed Bath & Beyond, Inc.*	—	33,893	33,893	—	1,256,752	1,256,752
Best Buy Co., Inc.	—	44,511	44,511	—	1,507,142	1,507,142
CarMax, Inc.*	—	28,848	28,848	—	574,075	574,075
Chico’s FAS, Inc.	—	23,052	23,052	—	227,754	227,754
Dick’s Sporting Goods, Inc.*	—	11,540	11,540	—	287,231	287,231
Gap, Inc.	—	52,712	52,712	—	1,025,776	1,025,776
Guess?, Inc.	—	8,181	8,181	—	255,574	255,574
Home Depot, Inc.	—	480,762	480,762	—	13,494,989	13,494,989
J. Crew Group, Inc.*	—	7,114	7,114	—	261,866	261,866
Limited Brands, Inc.	—	34,459	34,459	—	760,510	760,510
Lowe’s Cos., Inc.	88,500	141,835	230,335	1,807,170	2,896,271	4,703,441
Office Depot, Inc.*	—	4,429	4,429	—	17,893	17,893
O’Reilly Automotive, Inc.*	—	17,816	17,816	—	847,329	847,329
PetSmart, Inc.	—	15,262	15,262	—	460,455	460,455
Ross Stores, Inc.	—	15,784	15,784	—	841,129	841,129
Staples, Inc.	—	94,153	94,153	—	1,793,615	1,793,615
Tiffany & Co.	—	16,302	16,302	—	618,009	618,009
TJX Cos., Inc.	—	52,624	52,624	—	2,207,577	2,207,577
Tractor Supply Co.	—	4,688	4,688	—	285,827	285,827
Urban Outfitters, Inc.*	141,000	15,729	156,729	4,848,990	540,920	5,389,910
Williams-Sonoma, Inc.	—	12,418	12,418	—	308,215	308,215

				6,656,160	32,572,732	39,228,892	2.24%

Textiles, Apparel & Luxury Goods
Coach, Inc.	151,100	39,354	190,454	5,522,705	1,438,389	6,961,094
Fossil, Inc.*	—	6,788	6,788	—	235,544	235,544
Hanesbrands, Inc.*	—	12,328	12,328	—	296,612	296,612
NIKE, Inc., Class B	—	134,373	134,373	—	9,076,896	9,076,896
Phillips-Van Heusen Corp.	—	7,287	7,287	—	337,169	337,169
Polo Ralph Lauren Corp.	—	7,194	7,194	—	524,874	524,874

				5,522,705	11,909,484	17,432,189	0.99%

Total Consumer Discretionary				44,195,104	160,238,811	204,433,915	11.66%

Consumer Staples
Beverages
Brown-Forman Corp., Class B	—	10,286	10,286	—	588,668	588,668
Coca-Cola Co.	—	202,687	202,687	—	10,158,673	10,158,673

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
Coca-Cola Enterprises, Inc.	—	25,204	25,204	—	651,775	651,775
Dr. Pepper Snapple Group, Inc.	—	9,698	9,698	—	362,608	362,608
Hansen Natural Corp.*	—	7,215	7,215	—	282,179	282,179
PepsiCo, Inc.	185,800	119,615	305,415	11,324,510	7,290,534	18,615,044

				11,324,510	19,334,437	30,658,947	1.75%

Food & Staples Retailing
BJ’s Wholesale Club, Inc.*	—	671	671	—	24,834	24,834
Costco Wholesale Corp.	—	56,776	56,776	—	3,113,028	3,113,028
CVS Caremark Corp.	—	19,483	19,483	—	571,242	571,242
Kroger Co.	—	4,738	4,738	—	93,291	93,291
Sysco Corp.	—	76,308	76,308	—	2,180,119	2,180,119
Walgreen Co.	—	114,974	114,974	—	3,069,806	3,069,806
Wal-Mart Stores, Inc.	35,100	158,986	194,086	1,687,257	7,642,457	9,329,714
Whole Foods Market, Inc.*	—	18,046	18,046	—	650,017	650,017

				1,687,257	17,344,794	19,032,051	1.09%

Food Products
Campbell Soup Co.	—	14,219	14,219	—	509,467	509,467
ConAgra Foods, Inc.	—	5,804	5,804	—	135,349	135,349
Flowers Foods, Inc.	—	3,666	3,666	—	89,560	89,560
General Mills, Inc.	43,100	50,928	94,028	1,530,912	1,808,963	3,339,875
Green Mountain Coffee Roasters, Inc.*	—	14,256	14,256	—	366,379	366,379
H.J. Heinz Co.	—	16,723	16,723	—	722,768	722,768
Hershey Co.	—	11,588	11,588	—	555,413	555,413
Kellogg Co.	—	29,717	29,717	—	1,494,765	1,494,765
McCormick & Co., Inc.(Non-Voting)	—	8,526	8,526	—	323,647	323,647
Mead Johnson Nutrition Co.	—	188,639	188,639	—	9,454,587	9,454,587
Sara Lee Corp.	—	60,817	60,817	—	857,520	857,520

				1,530,912	16,318,418	17,849,330	1.02%

Household Products						—
Church & Dwight Co., Inc.	—	9,142	9,142	—	573,295	573,295
Clorox Co.	—	17,114	17,114	—	1,063,806	1,063,806
Colgate-Palmolive Co.	43,800	52,952	96,752	3,449,688	4,170,500	7,620,188
Kimberly-Clark Corp.	—	42,291	42,291	—	2,564,103	2,564,103
Procter & Gamble Co.	57,200	22,288	79,488	3,430,856	1,336,834	4,767,690

				6,880,544	9,708,538	16,589,082	0.95%

Personal Products
Alberto-Culver Co.	64,700	2,460	67,160	1,752,723	66,641	1,819,364

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
Avon Products, Inc.	85,900	55,258	141,158	2,276,350	1,464,337	3,740,687
Estee Lauder Cos., Inc., Class A	—	14,222	14,222	—	792,592	792,592
Herbalife Ltd.	—	7,760	7,760	—	357,348	357,348

				4,029,073	2,680,918	6,709,991	0.38%

Tobacco
Altria Group, Inc.	—	156,610	156,610	—	3,138,464	3,138,464
Philip Morris International, Inc.	119,600	201,133	320,733	5,482,464	9,219,937	14,702,401

				5,482,464	12,358,401	17,840,865

Total Consumer Staples				30,934,760	77,745,506	108,680,266	6.20%

Energy
Energy Equipment & Services
Atwood Oceanics, Inc.*	—	1,461	1,461	—	37,285	37,285
Baker Hughes, Inc.	22,900	15,164	38,064	951,953	630,368	1,582,321
Cameron International Corp.*	—	17,985	17,985	—	584,872	584,872
Core Laboratories N.V.	—	2,880	2,880	—	425,117	425,117
Diamond Offshore Drilling, Inc.	18,300	2,881	21,181	1,138,077	179,169	1,317,246
Dresser-Rand Group, Inc.*	—	9,611	9,611	—	303,227	303,227
Exterran Holdings, Inc.*	—	836	836	—	21,577	21,577
FMC Technologies, Inc.*	—	15,683	15,683	—	825,867	825,867
Halliburton Co.	114,600	116,773	231,373	2,813,430	2,866,777	5,680,207
Nabors Industries Ltd.*	—	14,679	14,679	—	258,644	258,644
Oil States International, Inc.*	—	407	407	—	16,109	16,109
Pride International, Inc.*	—	8,968	8,968	—	200,345	200,345
Rowan Cos., Inc.*	—	1,670	1,670	—	36,640	36,640
Schlumberger Ltd.	145,291	153,862	299,153	8,040,404	8,514,723	16,555,127
Superior Energy Services, Inc.*	—	729	729	—	13,610	13,610
Transocean Ltd.*	55,600	—	55,600	2,575,948	—	2,575,948
Weatherford International Ltd.*	317,900	38,482	356,382	4,177,206	505,654	4,682,860

				19,697,018	15,419,984	35,117,002	2.00%

Oil, Gas & Consumable Fuels
Alpha Natural Resources, Inc.*	—	2,075	2,075	—	70,280	70,280
Anadarko Petroleum Corp.	51,700	—	51,700	1,865,853	—	1,865,853
Arch Coal, Inc.	—	14,817	14,817	—	293,525	293,525
Atlas Energy, Inc.*	—	7,385	7,385	—	199,912	199,912
Chevron Corp.	—	13,732	13,732	—	931,853	931,853
Cimarex Energy Co.	—	10,820	10,820	—	774,496	774,496
Concho Resources, Inc.*	—	11,809	11,809	—	653,392	653,392
ConocoPhillips	—	73,528	73,528	—	3,609,490	3,609,490

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
Consol Energy, Inc.	—	13,362	13,362	—	451,101	451,101
Continental Resources, Inc.*	—	3,599	3,599	—	160,587	160,587
El Paso Corp.	—	16,697	16,697	—	185,504	185,504
EOG Resources, Inc.	—	120,023	120,023	—	11,806,662	11,806,662
EXCO Resources, Inc.	—	18,935	18,935	—	276,640	276,640
Exxon Mobil Corp.	—	604,166	604,166	—	34,479,754	34,479,754
Forest Oil Corp.*	—	9,326	9,326	—	255,159	255,159
Frontline Ltd.	—	5,472	5,472	—	156,171	156,171
Holly Corp.	—	3,886	3,886	—	103,290	103,290
Marathon Oil Corp.	—	24,436	24,436	—	759,715	759,715
Mariner Energy, Inc.*	—	956	956	—	20,535	20,535
Murphy Oil Corp.	—	2,914	2,914	—	144,389	144,389
Occidental Petroleum Corp.	—	21,267	21,267	—	1,640,749	1,640,749
Petrohawk Energy Corp.*	—	27,669	27,669	—	469,543	469,543
Quicksilver Resources, Inc.*	—	938	938	—	10,318	10,318
Range Resources Corp.	—	20,564	20,564	—	825,645	825,645
SandRidge Energy, Inc.*	—	2,874	2,874	—	16,755	16,755
SM Energy Co.	—	5,508	5,508	—	221,201	221,201
Southwestern Energy Co.*	—	44,654	44,654	—	1,725,431	1,725,431
Ultra Petroleum Corp.*	—	19,632	19,632	—	868,716	868,716
Whiting Petroleum Corp.*	—	467	467	—	36,622	36,622
Williams Cos., Inc.	—	31,051	31,051	—	567,612	567,612

				1,865,853	61,715,047	63,580,900	3.63%

Total Energy				21,562,871	77,135,031	98,697,902	5.63%

Financials
Capital Markets
Affiliated Managers Group, Inc.*	—	5,746	5,746	—	349,184	349,184
Ameriprise Financial, Inc.	—	6,676	6,676	—	241,204	241,204
Bank of New York Mellon Corp.	56,000	—	56,000	1,382,640	—	1,382,640
BlackRock, Inc.	—	1,522	1,522	—	218,255	218,255
Charles Schwab Corp.	280,700	127,626	408,326	3,980,326	1,809,737	5,790,063
Eaton Vance Corp.	—	15,217	15,217	—	420,141	420,141
Federated Investors, Inc., Class B	—	7,814	7,814	—	161,828	161,828
Franklin Resources, Inc.	—	19,178	19,178	—	1,652,952	1,652,952
GLG Partners, Inc.*	—	15,272	15,272	—	66,891	66,891
Goldman Sachs Group, Inc.	38,600	40,013	78,613	5,067,022	5,252,507	10,319,529
Greenhill & Co., Inc.	—	3,799	3,799	—	232,233	232,233
Invesco Ltd.	—	17,051	17,051	—	286,968	286,968
Janus Capital Group, Inc.	—	2,150	2,150	—	19,092	19,092

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
Lazard Ltd., Class A	—	11,864	11,864	—	316,887	316,887
Morgan Stanley	—	57,337	57,337	—	1,330,792	1,330,792
Northern Trust Corp.	—	12,446	12,446	—	581,228	581,228
SEI Investments Co.	—	19,299	19,299	—	392,928	392,928
T. Rowe Price Group, Inc.	—	33,480	33,480	—	1,486,177	1,486,177
TD Ameritrade Holding Corp.*	—	30,078	30,078	—	460,193	460,193
Waddell & Reed Financial, Inc., Class A	—	11,144	11,144	—	243,831	243,831

				10,429,988	15,523,028	25,953,016	1.48%

Commercial Banks
Bank of Hawaii Corp.	—	1,989	1,989	—	96,168	96,168
ICICI Bank Ltd. (ADR)	—	109,211	109,211	—	3,946,886	3,946,886
PNC Financial Services Group, Inc.	—	114,664	114,664	—	6,478,516	6,478,516
U.S. Bancorp	—	541,580	541,580	—	12,104,313	12,104,313
Wells Fargo & Co.	—	661,928	661,928	—	16,945,357	16,945,357

				—	39,571,240	39,571,240	2.26%

Consumer Finance
American Express Co.	—	298,848	298,848	—	11,864,266	11,864,266	0.68%

Diversified Financial Services
Interactive Brokers Group, Inc., Class A*	—	1,358	1,358	—	22,543	22,543
IntercontinentalExchange, Inc.*	—	9,538	9,538	—	1,078,080	1,078,080
JPMorgan Chase & Co.	74,300	261,523	335,823	2,720,123	9,574,357	12,294,480
Moody’s Corp.	—	26,474	26,474	—	527,362	527,362
MSCI, Inc., Class A*	—	14,227	14,227	—	389,820	389,820
NASDAQ OMX Group, Inc.*	—	1,707	1,707	—	30,351	30,351
NYSE Euronext	—	7,270	7,270	—	200,870	200,870

				2,720,123	11,823,383	14,543,506	0.83%

Insurance
ACE Ltd.	—	6,640	6,640	—	341,827	341,827
Aflac, Inc.	—	57,237	57,237	—	2,442,303	2,442,303
Arch Capital Group Ltd.*	—	391	391	—	29,129	29,129
Arthur J. Gallagher & Co.	—	3,357	3,357	—	81,844	81,844
Axis Capital Holdings Ltd.	—	4,643	4,643	—	137,990	137,990
Brown & Brown, Inc.	—	7,776	7,776	—	148,833	148,833
Endurance Specialty Holdings Ltd.	—	637	637	—	23,907	23,907
Erie Indemnity Co., Class A	—	2,661	2,661	—	121,075	121,075
Genworth Financial, Inc., Class A*	—	11,666	11,666	—	152,475	152,475
Hartford Financial Services Group, Inc.	—	4,812	4,812	—	106,489	106,489

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
Marsh & McLennan Cos., Inc.	—	64,369	64,369	—	1,451,521	1,451,521
MetLife, Inc.	—	23,775	23,775	—	897,744	897,744
Progressive Corp.	189,000	—	189,000	3,538,080	—	3,538,080
Renaissance Reinsurance Holdings Ltd.	13,700	—	13,700	770,899	—	770,899
Travelers Cos., Inc.	—	7,412	7,412	—	365,041	365,041
Validus Holdings Ltd.	—	1,172	1,172	—	28,620	28,620

				4,308,979	6,328,798	10,637,777	0.61%

Real Estate Investment Trusts (REIT’s)
AMB Property Corp. (REIT)	—	2,017	2,017	—	47,823	47,823
Apartment Investment & Management Co. (REIT), Class A	—	7,430	7,430	—	143,919	143,919
Digital Realty Trust, Inc. (REIT)	—	9,486	9,486	—	547,153	547,153
Equity Residential (REIT)	—	2,336	2,336	—	97,271	97,271
Essex Property Trust, Inc. (REIT)	—	1,510	1,510	—	147,285	147,285
Federal Realty Investment Trust (REIT)	—	4,733	4,733	—	332,588	332,588
General Growth Properties, Inc. (REIT)	—	26,082	26,082	—	345,847	345,847
Plum Creek Timber Co., Inc. (REIT)	—	8,934	8,934	—	308,491	308,491
ProLogis (REIT)	—	3,811	3,811	—	38,606	38,606
Public Storage (REIT)	—	16,412	16,412	—	1,442,779	1,442,779
Rayonier, Inc. (REIT)	—	3,070	3,070	—	135,141	135,141
Simon Property Group, Inc. (REIT)	—	26,129	26,129	—	2,109,917	2,109,917
UDR, Inc. (REIT)	—	1,380	1,380	—	26,399	26,399
Ventas, Inc. (REIT)	—	5,503	5,503	—	258,366	258,366
Vornado Realty Trust (REIT)	—	1,875	1,875	—	136,781	136,781

				—	6,118,366	6,118,366	0.35%

Real Estate Management & Development
CB Richard Ellis Group, Inc., Class A*	—	36,934	36,934	—	502,672	502,672
Jones Lang LaSalle, Inc.	—	5,422	5,422	—	355,900	355,900
St. Joe Co.*	—	10,733	10,733	—	248,576	248,576

				—	1,107,148	1,107,148	0.06%

Thrifts & Mortgage Finance
Capitol Federal Financial	—	176	176	—	5,836	5,836
Hudson City Bancorp, Inc.	—	5,113	5,113	—	62,583	62,583

				—	68,419	68,419	0.00%

Total Financials				17,459,090	92,404,648	109,863,738	6.27%

Health Care
Biotechnology
Abraxis Bioscience, Inc.*	—	353	353	—	26,193	26,193

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
Alexion Pharmaceuticals, Inc.*	—	11,555	11,555	—	591,500	591,500
Amylin Pharmaceuticals, Inc.*	—	18,523	18,523	—	348,232	348,232
BioMarin Pharmaceutical, Inc.*	—	13,106	13,106	—	248,490	248,490
Celgene Corp.*	129,500	59,446	188,946	6,581,190	3,021,046	9,602,236
Dendreon Corp.*	—	17,407	17,407	—	562,768	562,768
Genzyme Corp.*	—	26,195	26,195	—	1,329,920	1,329,920
Gilead Sciences, Inc.*	—	114,790	114,790	—	3,935,001	3,935,001
Human Genome Sciences, Inc.*	—	24,166	24,166	—	547,602	547,602
Myriad Genetics, Inc.*	—	12,609	12,609	—	188,504	188,504
Regeneron Pharmaceuticals, Inc.	—	8,368	8,368	—	186,774	186,774
Talecris Biotherapeutics Holdings Corp.	—	6,606	6,606	—	139,387	139,387
United Therapeutics Corp.*	—	6,390	6,390	—	311,896	311,896
Vertex Pharmaceuticals, Inc.*	—	26,081	26,081	—	858,065	858,065

				6,581,190	12,295,378	18,876,568	1.08%

Health Care Equipment & Supplies
Alcon, Inc.	—	8,946	8,946	—	1,325,708	1,325,708
Baxter International, Inc.	29,100	64,087	93,187	1,182,624	2,604,496	3,787,120
Becton, Dickinson and Co.	—	30,097	30,097	—	2,035,159	2,035,159
Boston Scientific Corp.*	242,300	—	242,300	1,405,340	—	1,405,340
C.R. Bard, Inc.	—	12,266	12,266	—	950,983	950,983
CareFusion Corp.*	—	5,082	5,082	—	115,361	115,361
Cooper Cos., Inc.	—	1,119	1,119	—	44,525	44,525
Covidien plc	—	64,659	64,659	—	2,597,999	2,597,999
DENTSPLY International, Inc.	—	18,783	18,783	—	561,800	561,800
Edwards Lifesciences Corp.*	—	14,615	14,615	—	818,732	818,732
Gen-Probe, Inc.*	—	6,398	6,398	—	290,597	290,597
Hill-Rom Holdings, Inc.	—	6,863	6,863	—	208,841	208,841
Hospira, Inc.*	—	21,397	21,397	—	1,229,258	1,229,258
IDEXX Laboratories, Inc.*	—	7,436	7,436	—	452,852	452,852
Intuitive Surgical, Inc.*	—	44,626	44,626	—	14,084,858	14,084,858
Inverness Medical Innovations, Inc.*	—	3,164	3,164	—	84,352	84,352
Kinetic Concepts, Inc.*	—	708	708	—	25,849	25,849
Medtronic, Inc.	173,400	109,264	282,664	6,289,218	3,963,005	10,252,223
ResMed, Inc.*	—	9,780	9,780	—	594,722	594,722
St. Jude Medical, Inc.*	—	42,150	42,150	—	1,521,193	1,521,193
Stryker Corp.	—	40,628	40,628	—	2,033,838	2,033,838
Teleflex, Inc.	—	802	802	—	43,533	43,533
Thoratec Corp.*	—	7,395	7,395	—	315,988	315,988
Varian Medical Systems, Inc.*	—	15,934	15,934	—	833,030	833,030

				8,877,182	36,736,679	45,613,861	2.60%

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
Health Care Providers & Services
AmerisourceBergen Corp.	—	36,443	36,443	—	1,157,065	1,157,065
Brookdale Senior Living, Inc.*	—	1,512	1,512	—	22,680	22,680
Cardinal Health, Inc.	—	16,066	16,066	—	539,978	539,978
Community Health Systems, Inc.*	—	8,481	8,481	—	286,743	286,743
DaVita, Inc.*	11,128	13,401	24,529	694,832	836,759	1,531,591
Emdeon, Inc., Class A*	—	3,115	3,115	—	39,031	39,031
Emergency Medical Services Corp., Class A	—	3,829	3,829	—	187,736	187,736
Express Scripts, Inc.*	—	70,699	70,699	—	3,324,267	3,324,267
Health Management Associates, Inc., Class A	—	32,290	32,290	—	250,893	250,893
Henry Schein, Inc.*	—	11,786	11,786	—	647,052	647,052
Laboratory Corp. of America Holdings*	—	13,461	13,461	—	1,014,286	1,014,286
Lincare Holdings, Inc.*	—	12,820	12,820	—	416,762	416,762
McKesson Corp.	—	15,122	15,122	—	1,015,594	1,015,594
Medco Health Solutions, Inc.*	—	58,929	58,929	—	3,245,809	3,245,809
MEDNAX, Inc.*	—	5,730	5,730	—	318,645	318,645
Omnicare, Inc.	—	1,517	1,517	—	35,953	35,953
Patterson Cos., Inc.	—	13,172	13,172	—	375,797	375,797
Quest Diagnostics, Inc.	—	16,642	16,642	—	828,272	828,272
Tenet Healthcare Corp.*	—	45,080	45,080	—	195,647	195,647
Universal Health Services, Inc., Class B	46,100	775	46,875	1,758,715	29,566	1,788,281
VCA Antech, Inc.*	—	11,086	11,086	—	274,490	274,490

				2,453,547	15,043,025	17,496,572	1.00%

Health Care Technology
Allscripts-Misys Healthcare Solutions, Inc.*	—	8,386	8,386	—	135,014	135,014
Cerner Corp.*	143,800	8,876	152,676	10,912,982	673,600	11,586,582
SXC Health Solutions Corp.*	—	3,949	3,949	—	289,264	289,264

				10,912,982	1,097,878	12,010,860	0.68%

Life Sciences Tools & Services
Charles River Laboratories International, Inc.*	—	2,030	2,030	—	69,446	69,446
Covance, Inc.*	—	8,341	8,341	—	428,060	428,060
Illumina, Inc.*	—	15,775	15,775	—	686,686	686,686
Life Technologies Corp.*	—	16,676	16,676	—	787,941	787,941
Mettler-Toledo International, Inc.	—	4,339	4,339	—	484,363	484,363
Millipore Corp.*	—	7,253	7,253	—	773,532	773,532
PerkinElmer, Inc.	—	6,914	6,914	—	142,912	142,912
Pharmaceutical Product Development, Inc.	—	13,606	13,606	—	345,728	345,728
Techne Corp.	—	4,808	4,808	—	276,220	276,220
Waters Corp.*	—	11,988	11,988	—	775,624	775,624

				—	4,770,512	4,770,512	0.27%

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
Pharmaceuticals
Abbott Laboratories, Inc.	—	179,593	179,593	—	8,401,361	8,401,361
Allergan, Inc.	85,600	39,223	124,823	4,987,056	2,285,132	7,272,188
Eli Lilly and Co.	—	30,173	30,173	—	1,010,795	1,010,795
Johnson & Johnson	—	53,364	53,364	—	3,151,678	3,151,678
Merck & Co., Inc.	39,800	408,995	448,795	1,391,806	14,302,555	15,694,361
Mylan, Inc.*	—	33,544	33,544	—	571,590	571,590
Perrigo Co.	—	10,419	10,419	—	615,450	615,450
Shire plc (ADR)	107,000	—	107,000	6,567,660	—	6,567,660
Teva Pharmaceutical Industries Ltd. (ADR)	44,584	—	44,584	2,317,922	—	2,317,922
Valeant Pharmaceuticals International*	—	7,341	7,341	—	383,861	383,861
Warner Chilcott plc, Class A*	—	11,612	11,612	—	265,334	265,334

				15,264,444	30,987,756	46,252,200	2.64%

Total Health Care				44,089,345	100,931,228	145,020,573	8.27%

Industrials
Aerospace & Defense
Alliant Techsystems, Inc.*	—	3,885	3,885	—	241,103	241,103
Boeing Co.	—	79,307	79,307	—	4,976,514	4,976,514
General Dynamics Corp.	—	181,729	181,729	—	10,642,050	10,642,050
Goodrich Corp.	—	167,385	167,385	—	11,089,256	11,089,256
Honeywell International, Inc.	—	98,831	98,831	—	3,857,374	3,857,374
Lockheed Martin Corp.	—	31,299	31,299	—	2,331,776	2,331,776
Precision Castparts Corp.	—	18,315	18,315	—	1,884,980	1,884,980
Rockwell Collins, Inc.	—	10,678	10,678	—	567,322	567,322
Spirit AeroSystems Holdings, Inc., Class A*	—	2,064	2,064	—	39,340	39,340
TransDigm Group, Inc.	—	6,352	6,352	—	324,143	324,143
United Technologies Corp.	—	110,009	110,009	—	7,140,684	7,140,684

				—	43,094,542	43,094,542	2.46%

Air Freight & Logistics
C.H. Robinson Worldwide, Inc.	—	21,397	21,397	—	1,190,957	1,190,957
Expeditors International of Washington, Inc.	—	27,459	27,459	—	947,610	947,610
FedEx Corp.	50,000	124,858	174,858	3,505,500	8,753,795	12,259,295
United Parcel Service, Inc., Class B	—	92,117	92,117	—	5,240,536	5,240,536
UTi Worldwide, Inc.	—	10,974	10,974	—	135,858	135,858

				3,505,500	16,268,756	19,774,256	1.13%

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
Airlines
AMR Corp.*	—	13,853	13,853	—	93,923	93,923
Continental Airlines, Inc., Class B*	—	18,012	18,012	—	396,264	396,264
Copa Holdings S.A., Class A	—	2,521	2,521	—	111,479	111,479
Delta Air Lines, Inc.*	—	102,236	102,236	—	1,201,273	1,201,273
Southwest Airlines Co.	—	12,766	12,766	—	141,830	141,830
UAL Corp.*	—	16,258	16,258	—	334,265	334,265

				—	2,279,034	2,279,034	0.13%

Building Products
Armstrong World Industries, Inc.*	—	213	213	—	6,428	6,428
Lennox International, Inc.	—	6,059	6,059	—	251,872	251,872
Masco Corp.	—	13,875	13,875	—	149,295	149,295
Owens Corning, Inc.*	—	8,191	8,191	—	244,993	244,993
USG Corp.*	—	3,559	3,559	—	42,993	42,993

				—	695,581	695,581	0.04%

Commercial Services & Supplies
Avery Dennison Corp.	—	810	810	—	26,025	26,025
Copart, Inc.*	—	9,316	9,316	—	333,606	333,606
Corrections Corp. of America*	—	2,447	2,447	—	46,689	46,689
Covanta Holding Corp.*	—	968	968	—	16,059	16,059
Iron Mountain, Inc.	116,900	23,572	140,472	2,625,574	529,427	3,155,001
KAR Auction Services, Inc.*	—	326	326	—	4,033	4,033
Pitney Bowes, Inc.	—	19,140	19,140	—	420,314	420,314
R.R. Donnelley & Sons Co.	—	1,406	1,406	—	23,016	23,016
Republic Services, Inc.	—	12,515	12,515	—	372,071	372,071
Stericycle, Inc.*	—	10,915	10,915	—	715,806	715,806
Waste Connections, Inc.*	—	7,919	7,919	—	276,294	276,294

				2,625,574	2,763,340	5,388,914	0.31%

Construction & Engineering
Aecom Technology Corp.*	—	4,030	4,030	—	92,932	92,932
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)*	—	5,278	5,278	—	99,279	99,279
Fluor Corp.	—	1,382	1,382	—	58,735	58,735
Jacobs Engineering Group, Inc.*	22,000	9,739	31,739	801,680	354,889	1,156,569
KBR, Inc.	—	1,201	1,201	—	24,428	24,428
Shaw Group, Inc.*	—	6,264	6,264	—	214,354	214,354

				801,680	844,617	1,646,297	0.09%

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
Electrical Equipment
AMETEK, Inc.	—	13,717	13,717	—	550,738	550,738
Cooper Industries plc	—	21,609	21,609	—	950,796	950,796
Emerson Electric Co.	42,600	97,151	139,751	1,861,194	4,244,527	6,105,721
General Cable Corp.*	—	2,405	2,405	—	64,093	64,093
Hubbell, Inc., Class B	—	3,112	3,112	—	123,515	123,515
Regal-Beloit Corp.	—	4,162	4,162	—	232,156	232,156
Rockwell Automation, Inc.	—	18,393	18,393	—	902,913	902,913
Roper Industries, Inc.	—	12,121	12,121	—	678,291	678,291
Thomas & Betts Corp.*	—	1,183	1,183	—	41,050	41,050

				1,861,194	7,788,079	9,649,273	0.55%

Industrial Conglomerates
3M Co.	—	91,922	91,922	—	7,260,919	7,260,919
Carlisle Cos., Inc.	—	556	556	—	20,088	20,088
General Electric Co.	—	319,506	319,506	—	4,607,277	4,607,277
McDermott International, Inc.*	—	23,550	23,550	—	510,093	510,093
Textron, Inc.	—	18,156	18,156	—	308,107	308,107
Tyco International Ltd.	—	9,550	9,550	—	336,446	336,446

				—	13,042,930	13,042,930	0.74%

Machinery
Bucyrus International, Inc.	—	9,696	9,696	—	460,075	460,075
Caterpillar, Inc.	—	81,031	81,031	—	4,867,532	4,867,532
CNH Global N.V.*	—	566	566	—	12,820	12,820
Cummins, Inc.	—	25,873	25,873	—	1,685,109	1,685,109
Danaher Corp.	115,800	63,518	179,318	4,298,496	2,357,788	6,656,284
Deere & Co.	—	51,732	51,732	—	2,880,438	2,880,438
Donaldson Co., Inc.	—	9,944	9,944	—	424,112	424,112
Dover Corp.	—	15,224	15,224	—	636,211	636,211
Eaton Corp.	—	191,303	191,303	—	12,518,868	12,518,868
Flowserve Corp.	—	6,146	6,146	—	521,181	521,181
Gardner Denver, Inc.	—	6,389	6,389	—	284,886	284,886
Graco, Inc.	—	7,817	7,817	—	220,361	220,361
Harsco Corp.	—	776	776	—	18,236	18,236
IDEX Corp.	—	8,654	8,654	—	247,245	247,245
Illinois Tool Works, Inc.	82,700	56,844	139,544	3,413,856	2,346,520	5,760,376
Joy Global, Inc.	—	13,278	13,278	—	665,095	665,095
Kennametal, Inc.	—	7,886	7,886	—	200,541	200,541
Lincoln Electric Holdings, Inc.	—	5,493	5,493	—	280,088	280,088
Manitowoc Co., Inc.	—	16,935	16,935	—	154,786	154,786
Navistar International Corp.*	—	9,175	9,175	—	451,410	451,410

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
Oshkosh Corp.*	—	11,579	11,579	—	360,802	360,802
PACCAR, Inc.	—	47,069	47,069	—	1,876,641	1,876,641
Pall Corp.	—	15,079	15,079	—	518,265	518,265
Parker Hannifin Corp.	—	5,878	5,878	—	325,994	325,994
Pentair, Inc.	—	6,617	6,617	—	213,067	213,067
SPX Corp.	—	1,248	1,248	—	65,907	65,907
Timken Co.	—	8,219	8,219	—	213,612	213,612
Toro Co.	—	4,337	4,337	—	213,033	213,033
Valmont Industries, Inc.	—	2,858	2,858	—	207,662	207,662
WABCO Holdings, Inc.*	—	8,421	8,421	—	265,093	265,093
Wabtec Corp.	—	964	964	—	38,454	38,454

				7,712,352	35,531,832	43,244,184	2.47%

Marine
Kirby Corp.*	—	451	451	—	17,251	17,251	0.00%

Professional Services
Dun & Bradstreet Corp.	—	6,499	6,499	—	436,213	436,213
FTI Consulting, Inc.*	—	4,888	4,888	—	213,068	213,068
IHS, Inc., Class A*	—	6,247	6,247	—	364,950	364,950
Robert Half International, Inc.	—	19,350	19,350	—	455,693	455,693
Towers Watson & Co., Class A	—	838	838	—	32,556	32,556
Verisk Analytics, Inc., Class A*	—	13,326	13,326	—	398,447	398,447

				—	1,900,927	1,900,927	0.11%

Road & Rail
Con-way, Inc.	—	553	553	—	16,601	16,601
Hertz Global Holdings, Inc.*	—	21,316	21,316	—	201,650	201,650
J.B. Hunt Transport Services, Inc.	—	11,758	11,758	—	384,134	384,134
Kansas City Southern*	—	7,786	7,786	—	283,021	283,021
Landstar System, Inc.	—	6,468	6,468	—	252,187	252,187
Ryder System, Inc.	—	3,616	3,616	—	145,472	145,472
Union Pacific Corp.	—	254,777	254,777	—	17,709,549	17,709,549

				—	18,992,614	18,992,614	1.08%

Trading Companies & Distributors
Fastenal Co.	—	17,076	17,076	—	857,045	857,045
GATX Corp.	—	1,602	1,602	—	42,741	42,741
MSC Industrial Direct Co., Class A	—	5,632	5,632	—	285,317	285,317
W.W. Grainger, Inc.	20,800	7,983	28,783	2,068,560	793,909	2,862,469
WESCO International, Inc.*	—	1,772	1,772	—	59,663	59,663

				2,068,560	2,038,675	4,107,235	0.23%

Total Industrials				18,574,860	145,258,178	163,833,038	9.34%

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets

Information Technology
Communications Equipment
Ciena Corp.*	—	11,940	11,940	—	151,399	151,399
Cisco Systems, Inc.*	372,880	1,206,370	1,579,250	7,946,073	25,707,745	33,653,818
F5 Networks, Inc.*	—	10,338	10,338		708,877	708,877
Harris Corp.	—	16,747	16,747	—	697,513	697,513
JDS Uniphase Corp.*	—	27,836	27,836	—	273,906	273,906
Juniper Networks, Inc.*	273,300	67,865	341,165	6,236,706	1,548,679	7,785,385
Polycom, Inc.*	—	10,991	10,991	—	327,422	327,422
QUALCOMM, Inc.	216,700	211,593	428,293	7,116,428	6,948,714	14,065,142
Research in Motion Ltd.*	54,200	—	54,200	2,669,892	—	2,669,892

				23,969,099	36,364,255	60,333,354	3.44%

Computers & Peripherals
Apple, Inc.*	39,790	243,739	283,529	10,008,379	61,307,671	71,316,050
Dell, Inc.*	—	219,487	219,487	—	2,647,013	2,647,013
Diebold, Inc.	—	1,826	1,826	—	49,758	49,758
EMC Corp.*	—	265,156	265,156	—	4,852,355	4,852,355
Hewlett-Packard Co.	—	302,498	302,498	—	13,092,113	13,092,113
NCR Corp.*	—	20,677	20,677	—	250,605	250,605
NetApp, Inc.*	86,400	44,570	130,970	3,223,584	1,662,907	4,886,491
QLogic Corp.*	—	14,411	14,411	—	239,511	239,511
SanDisk Corp.*	—	29,665	29,665	—	1,248,007	1,248,007
Seagate Technology*	—	45,391	45,391	—	591,899	591,899
Teradata Corp.*	—	21,528	21,528	—	656,173	656,173
Western Digital Corp.*	—	6,768	6,768	—	204,123	204,123

				13,231,963	86,802,135	100,034,098	5.70%

Electronic Equipment, Instruments & Components
Agilent Technologies, Inc.*	—	45,061	45,061	—	1,281,084	1,281,084
Amphenol Corp., Class A	—	22,385	22,385	—	879,283	879,283
Arrow Electronics, Inc.*	—	1,720	1,720	—	38,442	38,442
AVX Corp.	—	467	467	—	5,987	5,987
Corning, Inc.	—	25,162	25,162	—	406,366	406,366
Dolby Laboratories, Inc., Class A*	—	6,906	6,906	—	432,937	432,937
FLIR Systems, Inc.*	—	19,777	19,777	—	575,313	575,313
Ingram Micro, Inc., Class A*	—	1,237	1,237	—	18,790	18,790
Itron, Inc.*	—	4,823	4,823	—	298,158	298,158

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
Jabil Circuit, Inc.	69,100	16,418	85,518	919,030	218,360	1,137,390
National Instruments Corp.	—	7,458	7,458	—	237,015	237,015
Trimble Navigation Ltd.*	—	15,645	15,645	—	438,060	438,060

				919,030	4,829,795	5,748,825	0.33%

Internet Software & Services
Akamai Technologies, Inc.*	55,200	22,200	77,400	2,239,464	900,654	3,140,118
Baidu, Inc. (ADR)*	—	180,905	180,905	—	12,316,012	12,316,012
eBay, Inc.*	76,600	56,375	132,975	1,502,126	1,105,514	2,607,640
Equinix, Inc.*	—	5,871	5,871	—	476,843	476,843
Google, Inc., Class A*	23,380	54,964	78,344	10,402,931	24,456,232	34,859,163
IAC/InterActiveCorp*	—	4,586	4,586	—	100,754	100,754
Monster Worldwide, Inc.*	—	8,385	8,385	—	97,685	97,685
VeriSign, Inc.*	—	23,538	23,538	—	624,934	624,934
VistaPrint N.V.*	—	5,642	5,642	—	267,939	267,939
WebMD Health Corp.*	—	6,905	6,905	—	320,599	320,599
Yahoo!, Inc.*	—	75,391	75,391	—	1,042,657	1,042,657

				14,144,521	41,709,823	55,854,344	3.19%

IT Services
Accenture plc, Class A	—	78,852	78,852	—	3,047,630	3,047,630
Alliance Data Systems Corp.*	—	6,920	6,920	—	411,878	411,878
Amdocs Ltd.*	—	7,455	7,455	—	200,167	200,167
Automatic Data Processing, Inc.	—	64,880	64,880	—	2,612,069	2,612,069
Broadridge Financial Solutions, Inc.	—	16,003	16,003	—	304,857	304,857
Cognizant Technology Solutions Corp., Class A*	—	38,622	38,622	—	1,933,417	1,933,417
DST Systems, Inc.	—	4,572	4,572	—	165,232	165,232
Fiserv, Inc.*	—	13,129	13,129	—	599,470	599,470
Gartner, Inc.*	—	9,429	9,429	—	219,224	219,224
Genpact Ltd.*	—	8,492	8,492	—	131,881	131,881
Global Payments, Inc.	—	10,526	10,526	—	384,620	384,620
Hewitt Associates, Inc., Class A*	—	12,076	12,076	—	416,139	416,139
International Business Machines Corp.	15,400	165,412	180,812	1,901,592	20,425,074	22,326,666
Lender Processing Services, Inc.	—	12,229	12,229	—	382,890	382,890
Mastercard, Inc., Class A	—	12,554	12,554	—	2,504,900	2,504,900
NeuStar, Inc., Class A*	—	9,668	9,668	—	199,354	199,354
Paychex, Inc.	61,600	41,629	103,229	1,599,752	1,081,105	2,680,857
SAIC, Inc.*	—	39,902	39,902	—	667,960	667,960
Visa, Inc., Class A	78,800	60,227	139,027	5,575,100	4,261,060	9,836,160
Western Union Co.	—	86,697	86,697	—	1,292,652	1,292,652

				9,076,444	41,241,579	50,318,023	2.87%

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets

Office Electronics
Zebra Technologies Corp., Class A*	—	4,257	4,257	—	108,000	108,000	0.01%

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.*	—	29,666	29,666	—	217,155	217,155
Altera Corp.	—	38,911	38,911	—	965,382	965,382
Analog Devices, Inc.	—	38,435	38,435	—	1,070,799	1,070,799
Applied Materials, Inc.	—	173,270	173,270	—	2,082,705	2,082,705
Atheros Communications, Inc.*	—	9,019	9,019	—	248,383	248,383
Atmel Corp.*	—	53,185	53,185	—	255,288	255,288
Avago Technologies Ltd.*	—	13,692	13,692	—	288,354	288,354
Broadcom Corp., Class A	146,400	64,014	210,414	4,826,808	2,110,542	6,937,350
Cree, Inc.*	—	13,865	13,865	—	832,316	832,316
Cypress Semiconductor Corp.*	—	21,147	21,147	—	212,316	212,316
First Solar, Inc.*	45,700	7,151	52,851	5,202,031	813,998	6,016,029
Intel Corp.	—	490,914	490,914	—	9,548,277	9,548,277
Intersil Corp., Class A	—	5,694	5,694	—	68,954	68,954
KLA-Tencor Corp.	—	1,206	1,206	—	33,623	33,623
Lam Research Corp.*	—	16,320	16,320	—	621,139	621,139
Linear Technology Corp.	—	28,912	28,912	—	804,043	804,043
Marvell Technology Group Ltd.*	—	69,832	69,832	—	1,100,552	1,100,552
Maxim Integrated Products, Inc.	78,000	39,000	117,000	1,304,940	652,470	1,957,410
MEMC Electronic Materials, Inc.*	—	12,227	12,227	—	120,803	120,803
Microchip Technology, Inc.	—	23,765	23,765	—	659,241	659,241
National Semiconductor Corp.	—	28,139	28,139	—	378,751	378,751
Novellus Systems, Inc.*	—	10,989	10,989	—	278,681	278,681
NVIDIA Corp.*	—	73,808	73,808	—	753,580	753,580
ON Semiconductor Corp.*	—	55,418	55,418	—	353,567	353,567
PMC-Sierra, Inc.*	—	1,567	1,567	—	11,784	11,784
Rambus, Inc.*	—	13,534	13,534	—	237,116	237,116
Silicon Laboratories, Inc.*	—	5,934	5,934	—	240,683	240,683
Skyworks Solutions, Inc.*	—	22,804	22,804	—	382,879	382,879
SunPower Corp., Class A*	—	4,910	4,910	—	59,411	59,411
Teradyne, Inc.*	—	23,249	23,249	—	226,678	226,678
Texas Instruments, Inc.	—	71,416	71,416	—	1,662,565	1,662,565
Varian Semiconductor Equipment Associates, Inc.*	—	9,620	9,620	—	275,709	275,709
Xilinx, Inc.	—	35,685	35,685	—	901,403	901,403

				11,333,779	28,469,147	39,802,926	2.27%

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets

Software
Activision Blizzard, Inc.	—	18,126	18,126	—	190,142	190,142
Adobe Systems, Inc.*	182,200	67,902	250,102	4,815,546	1,794,650	6,610,196
ANSYS, Inc.*	—	11,673	11,673	—	473,574	473,574
Autodesk, Inc.*	—	29,573	29,573	—	720,398	720,398
BMC Software, Inc.*	—	23,413	23,413	—	810,792	810,792
CA, Inc.	—	40,848	40,848	—	751,603	751,603
Cadence Design Systems, Inc.*	—	34,854	34,854	—	201,805	201,805
Citrix Systems, Inc.*	—	23,960	23,960	—	1,011,831	1,011,831
Compuware Corp.*	—	16,399	16,399	—	130,864	130,864
Electronic Arts, Inc.*	—	39,970	39,970	—	575,568	575,568
FactSet Research Systems, Inc.	—	6,082	6,082	—	407,433	407,433
Informatica Corp.*	—	11,846	11,846	—	282,882	282,882
Intuit, Inc.*	—	36,181	36,181	—	1,258,013	1,258,013
McAfee, Inc.*	—	20,125	20,125	—	618,240	618,240
MICROS Systems, Inc.*	—	10,356	10,356	—	330,046	330,046
Microsoft Corp.	—	660,986	660,986	—	15,209,288	15,209,288
Nintendo Co., Ltd. (ADR)	133,100	—	133,100	4,960,903	—	4,960,903
Nuance Communications, Inc.*	—	29,338	29,338	—	438,603	438,603
Oracle Corp.	220,200	491,390	711,590	4,725,492	10,545,229	15,270,721
Red Hat, Inc.*	—	24,331	24,331	—	704,139	704,139
Rovi Corp.*	—	13,164	13,164	—	499,047	499,047
Salesforce.com, Inc.*	—	14,775	14,775	—	1,267,990	1,267,990
Solera Holdings, Inc.	—	9,028	9,028	—	326,814	326,814
Sybase, Inc.*	—	11,204	11,204	—	724,451	724,451
Symantec Corp.*	—	9,682	9,682	—	134,386	134,386
Synopsys, Inc.*	—	1,195	1,195	—	24,940	24,940
VMware, Inc., Class A*	—	9,479	9,479	—	593,291	593,291

				14,501,941	40,026,019	54,527,960	3.11%

Total Information Technology				87,176,777	279,550,753	366,727,530	20.91%

Materials
Chemicals
Air Products & Chemicals, Inc.	—	27,392	27,392	—	1,775,276	1,775,276
Airgas, Inc.	—	10,767	10,767	—	669,707	669,707
Albemarle Corp.	—	11,789	11,789	—	468,141	468,141
Ashland, Inc.	—	901	901	—	41,824	41,824
Celanese Corp., Class A	—	20,207	20,207	—	503,356	503,356
CF Industries Holdings, Inc.	—	6,607	6,607	—	419,214	419,214
Dow Chemical Co.	—	711,695	711,695	—	16,881,405	16,881,405
E.I. du Pont de Nemours & Co.	—	40,321	40,321	—	1,394,703	1,394,703

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
Eastman Chemical Co.	—	1,932	1,932	—	103,092	103,092
Ecolab, Inc.	47,400	30,102	77,502	2,128,734	1,351,881	3,480,615
FMC Corp.	—	6,413	6,413	—	368,299	368,299
International Flavors & Fragrances, Inc.	—	10,257	10,257	—	435,102	435,102
Lubrizol Corp.	—	8,799	8,799	—	706,648	706,648
Monsanto Co.	88,700	163,396	252,096	4,099,714	7,552,163	11,651,877
Mosaic Co.	—	20,394	20,394	—	794,958	794,958
Nalco Holding Co.	—	16,710	16,710	—	341,887	341,887
Potash Corp. of Saskatchewan, Inc.	—	49,594	49,594	—	4,276,987	4,276,987
PPG Industries, Inc.	—	3,518	3,518	—	212,522	212,522
Praxair, Inc.	—	172,874	172,874	—	13,136,695	13,136,695
RPM International, Inc.	—	8,358	8,358	—	149,107	149,107
Scotts Miracle-Gro Co., Class A	—	5,924	5,924	—	263,085	263,085
Sherwin-Williams Co.	—	7,335	7,335	—	507,509	507,509
Sigma-Aldrich Corp.	—	14,451	14,451	—	720,093	720,093
Valspar Corp.	—	1,293	1,293	—	38,945	38,945

				6,228,448	53,112,599	59,341,047	3.38%

Construction Materials
Eagle Materials, Inc.	—	5,654	5,654	—	146,608	146,608
Martin Marietta Materials, Inc.	—	5,861	5,861	—	497,072	497,072
Vulcan Materials Co.	101,100	—	101,100	4,431,213	—	4,431,213

				4,431,213	643,680	5,074,893	0.29%

Containers & Packaging
Ball Corp.	—	2,500	2,500	—	132,075	132,075
Crown Holdings, Inc.*	—	20,894	20,894	—	523,185	523,185
Owens-Illinois, Inc.*	—	6,573	6,573	—	173,856	173,856
Pactiv Corp.*	—	15,393	15,393	—	428,695	428,695
Temple-Inland, Inc.	—	2,567	2,567	—	53,060	53,060

				—	1,310,871	1,310,871	0.07%

Metals & Mining
AK Steel Holding Corp.	—	2,112	2,112	—	25,175	25,175
Alcoa, Inc.	—	19,091	19,091	—	192,055	192,055
Allegheny Technologies, Inc.	138,100	12,711	150,811	6,102,639	561,699	6,664,338
BHP Billiton plc (ADR)	—	242,238	242,238	—	12,460,723	12,460,723
Carpenter Technology Corp.	—	5,673	5,673	—	186,245	186,245
Cliffs Natural Resources, Inc.	46,700	17,469	64,169	2,202,372	823,838	3,026,210
Compass Minerals International, Inc.	—	4,221	4,221	—	296,652	296,652
Freeport-McMoRan Copper & Gold, Inc.	—	55,808	55,808	—	3,299,927	3,299,927

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
Gerdau Ameristeel Corp.*	—	2,173	2,173	—	23,686	23,686
Newmont Mining Corp.	—	61,363	61,363	—	3,788,552	3,788,552
Nucor Corp.	—	17,438	17,438	—	667,527	667,527
Reliance Steel & Aluminum Co.	—	1,081	1,081	—	39,078	39,078
Royal Gold, Inc.	—	869	869	—	41,712	41,712
Schnitzer Steel Industries, Inc., Class A	—	572	572	—	22,422	22,422
Southern Copper Corp.	—	21,819	21,819	—	579,076	579,076
Titanium Metals Corp.*	—	11,024	11,024	—	193,912	193,912
United States Steel Corp.	—	3,477	3,477	—	134,038	134,038
Walter Energy, Inc.	—	5,440	5,440	—	331,024	331,024

				8,305,011	23,667,341	31,972,352	1.82%

Paper & Forest Products
International Paper Co.	—	43,814	43,814	—	991,511	991,511	0.06%

Total Materials				18,964,672	79,726,002	98,690,674	5.63%

Telecommunication Services
Diversified Telecommunication Services
Frontier Communications Corp.	—	15,679	15,679	—	111,478	111,478
Level 3 Communications, Inc.*	—	82,467	82,467	—	89,889	89,889
tw telecom, Inc.*	—	19,568	19,568	—	326,394	326,394
Windstream Corp.	—	25,865	25,865	—	273,135	273,135

				—	800,896	800,896	0.05%

Wireless Telecommunication Services
American Tower Corp., Class A*	151,858	52,095	203,953	6,757,681	2,318,227	9,075,908
Clearwire Corp., Class A*	—	14,950	14,950	—	108,836	108,836
Crown Castle International Corp.	—	37,464	37,464	—	1,395,909	1,395,909
MetroPCS Communications, Inc.*	—	15,498	15,498	—	126,929	126,929
NII Holdings, Inc.*	—	17,047	17,047	—	554,368	554,368
SBA Communications Corp., Class A*	—	15,093	15,093	—	513,313	513,313

				6,757,681	5,017,582	11,775,263	0.67%

Total Telecommunication Services				6,757,681	5,818,478	12,576,159	0.72%

Utilities
Electric Utilities
ITC Holdings Corp.	—	5,684	5,684	—	300,740	300,740	0.02%

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets
Gas Utilities
EQT Corp.	—	17,876	17,876	—	646,039	646,039	0.04%

Independent Power Producers & Energy Traders
Calpine Corp.*	—	20,938	20,938	—	266,331	266,331
Ormat Technologies, Inc.	—	1,291	1,291	—	36,523	36,523

				—	302,854	302,854	0.02%

Total Utilities				—	1,249,633	1,249,633	0.07%

Total Common Stocks				289,715,160	1,020,058,268	1,309,773,428	74.69%

(Cost $1,195,337,724)	283,260,098	912,077,626	1,195,337,724

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)
iShares Morningstar Large Core Index Fund	—	16,923	16,923	—	1,004,719	1,004,719
iShares Morningstar Large Growth Index Fund	—	804,865	804,865	—	41,861,029	41,861,029
iShares Morningstar Large Value Index Fund	—	162,568	162,568	—	7,993,469	7,993,469
iShares NYSE 100 Index Fund	—	11,194	11,194	—	558,916	558,916
iShares Russell 1000 Growth Index Fund	—	637,618	637,618	—	29,228,409	29,228,409
iShares Russell 1000 Index Fund	—	42,225	42,225	—	2,412,736	2,412,736
iShares Russell 1000 Value Index Fund	—	54,590	54,590	—	2,959,324	2,959,324
iShares S&P 100 Index Fund	—	47,087	47,087	—	2,206,968	2,206,968
iShares S&P 500 Growth Index Fund	—	682,750	682,750	—	36,144,785	36,144,785
iShares S&P 500 Index Fund	—	27,879	27,879	—	2,884,361	2,884,361
iShares S&P 500 Value Index Fund	—	77,104	77,104	—	3,828,985	3,828,985

Total Investment Companies				—	131,083,701	131,083,701	7.48%

(Cost $121,456,555)	—	121,456,555	121,456,555

	Principal Amount

SHORT-TERM INVESTMENTS:
Short-Term Investment
BlackRock Liquidity Funds TempFund
0.16%#	$—	$254,031,186	$254,031,186	—	254,031,186	254,031,186	14.49%

Time Deposit
JP Morgan Chase Nassau
0.000%, 7/1/10	20,730,876	11,431,662	32,162,538	20,730,876	11,431,662	32,162,538	1.83%

Total Short-Term Investments				20,730,876	265,462,848	286,193,724	16.32%

(Cost/Amortized Cost $286,193,724)	20,730,876	265,462,848	286,193,724

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	EQ/Large Cap Growth PLUS Pro Forma	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	Adjustment	EQ/Large Cap Growth PLUS Pro Forma	% of Net Assets

Total Investments				310,446,036	1,416,604,817	—	1,727,050,853	98.49%

(Cost/Amortized Cost $1,602,988,003)	303,990,974	1,298,997,029	1,602,988,003
Other Assets Less Liabilities				(174,773)	26,645,546	(64,000)	26,406,773	1.51%

Net Assets (100%)				$310,271,263	$1,443,250,363	(64,000)	$1,753,457,626	100.00%

See notes to pro-forma financial statements.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

*	Non-income producing.
#	Affiliated company as defined under the Investment Company Act of 1940.

As of June 30, 2010, all of the portfolio holdings of the EQ/Capital Guardian Growth Portfolio complied with the investment objective, policies and restrictions of the EQ/Large Cap Growth PLUS Portfolio.

Glossary:

ADR — American Depositary Receipt

As of June 30, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	Combined Pro Forma
Aggregate gross unrealized appreciation	$32,878,448	$80,307,151	$113,185,599
Aggregate gross unrealized depreciation	(27,029,558)	(38,184,700)	$(65,214,258)

Net unrealized depreciation	$5,848,890	$42,122,451	$47,971,341

Federal income tax cost of investments	$304,597,146	$1,374,482,366	$1,679,079,512

Investments in companies which were affiliates for the twelve months ended June 30, 2010 were as follows:

	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	Combined Pro Forma
BlackRock Liquidity Funds TempFund
Market Value June 30, 2009	$—	$—	$—

Purchase at Cost	$—	$342,311,179	$342,311,179

Sales at Cost	$—	$88,279,993	$88,279,993

Market Value June 30, 2010	$—	$254,031,186	$254,031,186

Dividend Income	$—	$47,499	$47,499

Realized Gain (Loss)	$—	$—	$—

At June 30, 2010, the Portfolio had the following futures contracts open:

Purchase
NASDAQ 100 E-Mini Index
Number of Contracts	—	1,605	1,605
Expiration Date		September-10	September-10
Original Value	$—	$58,747,034	$58,747,034
Value at 6/30/2010	$—	$55,789,800	$55,789,800
Unrealized Appreciation (Depreciation)	$—	$(2,957,234)	$(2,957,234)

S&P 500 E-Mini Index
Number of Contracts	—	4,390	4,390
Expiration Date		September-10	September-10
Original Value	$—	$237,839,472	$237,839,472
Value at 6/30/2010	$—	$225,338,700	$225,338,700
Unrealized Appreciation (Depreciation)	$—	$(12,500,772)	$(12,500,772)

			$(15,458,006)

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	Combined Pro Forma
Level 1
Assets
Investments in Securities	$289,715,160	$1,151,141,969	$1,440,857,129
Other Investments*	—	—	—
Liabilities
Investments in Securities	—	—	—
Other Investments*	—	(15,458,006)	(15,458,006)

Level 1 Total	$289,715,160	$1,135,683,963	$1,425,399,123

Level 2
Assets
Investments in Securities	$20,730,876	$265,462,848	$286,193,724
Other Investments*	—	—	—
Liabilities
Investments in Securities	—	—	—
Other Investments*	—	—	—

Level 2 Total	$20,730,876	$265,462,848	$286,193,724

Level 3
Assets
Investments in Securities	—	—	—
Other Investments*	—	—	—
Liabilities
Investments in Securities	—	—	—
Other Investments*	—	—	—

Level 3 Total	—	—	—

Total	$310,446,036	$1,401,146,811	$1,711,592,847

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/deprecation on the investment.

		EQ/Capital Guardian Growth		EQ/Large Cap Growth PLUS		Combined Pro Forma
Derivatives Not Accounted for as
Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets -Unrealized appreciation	$—	*	$—	*	$—	*
Foreign exchange contracts	Receivables	—		—		—
Credit contracts	Receivables	—		—		—
Equity contracts	Receivables, Net Assets -Unrealized appreciation	—	*	—	*	—	*
Commodity contracts	Receivables	—		—		—
Other contracts	Receivables	—		—		—

Total		$—		$—		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets -Unrealized depreciation	$—	*	$—	*	$—	*
Foreign exchange contracts	Payables	—		—		—
Credit contracts	Payables	—		—		—
Equity contracts	Payables, Net Assets -Unrealized depreciation	—	*	(15,458,006	)*	(15,458,006	)*
Commodity contracts	Payables	—		—		—
Other contracts	Payables	—		—		—

Total		$—		$(15,458,006)		$(15,458,006)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	EQ/Capital Guardian Growth					EQ/Large Cap Growth PLUS					Combined Pro Forma
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total	Options	Futures	Forward Currency Contracts	Swaps	Total	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Credit contracts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Equity contracts	—	—	—	—	—	—	(20,322,338)	—	—	(20,322,338)	—	(20,322,338)	—	—	(20,322,338)
Commodity contracts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other contracts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	$—	$—	$—	$—	$—	$—	$(20,322,338)	$—	$—	$(20,322,338)	$—	$(20,322,338)	$—	$—	$(20,322,338)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	EQ/Capital Guardian Growth					EQ/Large Cap Growth PLUS					Combined Pro Forma
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total	Options	Futures	Forward Currency Contracts	Swaps	Total	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Credit contracts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Equity contracts	—	—	—	—	—	—	(15,221,547)	—	—	(15,221,547)	—	(15,221,547)	—	—	(15,221,547)
Commodity contracts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other contracts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	$—	$—	$—	$—	$—	$—	$(15,221,547)	$—	$—	$(15,221,547)	$—	$(15,221,547)	$—	$—	$(15,221,547)

The Portfolio held futures contracts with an average notional balance of approximately $76,823,000 during the six months ended June 30, 2010.

^	This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	Combined Pro Forma
Cost of Purchases:
Stocks and long-term corporate debt securities	$43,947,327	$394,798,080	$438,745,407
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$73,006,628	$723,346,162	$796,352,790

ProForma

The Portfolio has a net capital loss carryforward of $1,273,490,896 of which $466,299,140 expires in the year 2010, $68,612,394 expires in the year 2011, $87,529,724 expires in the year 2016, and $651,049,638 expires in the year 2017.

	EQ/Capital Guardian Growth	EQ/Large Cap Growth PLUS	Adjustment	EQ/Large Cap Growth PLUS Pro Forma
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

(Investments at Cost - Affiliated Issuers)	$—	$254,031,186		$254,031,186
(Investments at Cost - Unaffiliated Issuers)	$303,990,974	$1,044,965,843		$1,348,956,817
ASSETS
Investments at value - Affiliated Issuers	$—	$254,031,186		$254,031,186
Investments at value - Unaffiliated Issuers	310,446,036	1,162,573,631		1,473,019,667
Cash held as collateral at broker	—	29,328,000		29,328,000
Receivable for securities sold	—	2,387,624		2,387,624
Dividends, interest, and other receivables	231,923	1,505,916		1,737,839
Receivable from Separate Accounts for Trust shares sold	22,249	186,723		208,972
Receivable from investment sub-adviser	—	20,440		20,440
Other assets	4,274	6,938		11,212

Total assets	310,704,482	1,450,040,458	—	1,760,744,940

LIABILITIES
Overdraft payable	—	248,998		248,998
Variation margin payable on futures contracts	—	2,727,886		2,727,886
Payable for securities purchased	—	1,546,442		1,546,442
Investment management fees payable	151,593	790,094		941,687
Payable to Separate Accounts for Trust shares redeemed	94,175	745,250		839,425
Administrative fees payable	30,054	200,509		230,563
Distribution fees payable- Class IB	64,542	129,304		193,846
Trustees’ fees payable	1,226	—		1,226
Accrued expenses	91,629	401,612	64,000 (a)	557,241

Total liabilities	433,219	6,790,095	64,000	7,287,314

NET ASSETS	$310,271,263	$1,443,250,363	$(64,000)	$1,753,457,626

Net assets were comprised of:
Paid in capital	$470,347,066	$2,408,078,783		$2,878,425,849
Accumulated undistributed net investment income (loss)	1,029,852	4,931,760	(64,000)	5,897,612
Accumulated undistributed net realized gain (loss) on investments and futures	(167,560,717)	(1,071,909,338)		(1,239,470,055)
Net Unrealized appreciation (depreciation) on investments, futures and foreign currency translations	6,455,062	102,149,158		108,604,220

Net Assets	$310,271,263	$1,443,250,363	$(64,000)	$1,753,457,626

Class IA Shares:
Net Assets	1,021,617	851,738,883	(31,360)	852,729,140
Shares outstanding	97,067	62,619,171	(24,043)*	62,691,974

Net asset value, offering and redemption price per share	$10.52	$13.60		$13.60

Class IB Shares:
Net Assets	309,249,646	591,511,480	(32,640)	900,728,486
Shares outstanding	29,435,313	44,734,875	(6,049,624)*	68,120,361

Net asset value, offering and redemption price per share	$10.51	$13.22		$13.22

*	Reflects retired shares of the Acquired Portfolio
(a)	Reflects adjustment due to expenses of the Reorganization.

	STATEMENT OF OPERATIONS
	For the Twelve Months Ended June 30, 2010 (Unaudited)	EQ/ Capital Guardian Growth	EQ/ Large Cap Growth PLUS	Adjustment		EQ/Large Cap Growth PLUS Pro Forma

	(Foreign withholding tax)	$3,346	$8,975			$12,321
	(Dividend income received from affiliates)	$—	$47,499			$47,499
	INVESTMENT INCOME
	Dividends	3,588,583	27,224,226			30,812,809
	Interest	—	5,697			5,697

	Total income	3,588,583	27,229,923	—		30,818,506

EXPENSES
	Investment management fees	2,237,165	8,287,030	(72,695	) (b)	10,451,500
	Administrative fees	382,530	2,626,124	256,796	(b)	3,265,450
	Distribution fees - Class IB	858,929	1,631,893			2,490,822
	Recoupment fees	—	—			—
	Printing and mailing expenses	64,006	255,900	(90,906	) (e)(f)	229,000
	Custodian fees	17,563	135,734	(43,297	) (a)	110,000
	Professional fees	14,857	50,359	(20,216	) (a)	45,000
	Trustees’ fees	8,233	48,529			56,762
	Miscellaneous	10,742	70,572	(15,308	) (a)	66,006

	Gross expenses	3,594,025	13,106,141	14,374		16,714,540

Less:	Waiver from investment advisor	(324,619)	—	324,619	(d)	—
	Reimbursement from sub-adviser	—	(20,440)			(20,440)
	Fees paid indirectly	(27,323)	(19,233)	27,323	(c)	(19,233)

	Net expenses	3,242,083	13,066,468	366,316		16,674,867

	NET INVESTMENT INCOME (LOSS)	346,500	14,163,455	(366,316)		14,143,639

	REALIZED AND UNREALIZED GAIN (LOSS)
	Realized gain (loss) on:
	Securities	(4,304,762)	237,796,300			233,491,538
	Foreign currency translations	—	567			567
	Futures	—	(20,322,338)			(20,322,338)

	Net realized gain (loss)	(4,304,762)	217,474,529	—		213,169,767

	Change in unrealized appreciation (depreciation) on:
	Securities	32,488,531	(2,597,754)			29,890,777
	Foreign currency translations	—	(1,215)			(1,215)
	Futures	—	(15,221,547)			(15,221,547)

	Net change in unrealized appreciation (depreciation)	32,488,531	(17,820,516)	—		14,668,015

	NET REALIZED AND UNREALIZED GAIN (LOSS)	28,183,769	199,654,013	—		227,837,782

	NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,530,269	$213,817,468	$(366,316)		$241,981,421

(a) Reflects adjustment in expenses due to elimination of duplicative expenses.

(b) Reflects adjustment in expenses due to effects of new contract rate.

(c) Reflects adjustment to eliminate EQ/Capital Guardian Growth’s fees paid indirectly.

(d) Reflects decrease in waiver due to expense adjustment.

(e) Reflects adjustment due to reduced shareholder fees in 2010 due to mailing of CDs.

(f) Reflects adjustment due to proxy costs associated with the reorganization.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(UNAUDITED - As of June 30, 2010)

NOTE 1 – BASIS OF COMBINATION:

On December 7-8, 2010 the Board of Trustees of EQ Advisors Trust (the “Trust”) approved a proposed Plan of Reorganization and Termination (“Reorganization Plan”) that provides for the transfer of all of the assets of the EQ/Capital Guardian Growth Portfolio (“Cap Guardian Portfolio”) to the EQ/Large Cap Growth PLUS Portfolio (“LC Growth PLUS Portfolio”), each a series of the Trust, and the assumption by the LC Growth PLUS Portfolio of all of the liabilities of the Cap Guardian Portfolio in exchange for shares of the LC Growth PLUS Portfolio having an aggregate value equal to the net assets of the Cap Guardian Portfolio, the distribution of the LC Growth PLUS Portfolio shares to the Cap Guardian Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Cap Guardian Portfolio.

The Cap Guardian Portfolio’s annual contractual management fee equals 0.650% of average daily net assets for the first $1 billion, 0.600% of average daily net assets for the next $1 billion, 0.575% for the next $3 billion, 0.550% for the next $5 billion, and 0.525% of average daily net assets thereafter. The LC Growth PLUS Portfolio’s annual contractual management fee rate equals 0.500% of average daily net assets for the first $2 billion, 0.450% of average daily net assets for the next $1 billion, 0.425% of average daily net assets for the next $3 billion, 0.400% of average daily net assets for the next $5 billion, and 0.375% of average daily net assets thereafter. The Reorganization Plan is subject to the approval of the Cap Guardian Portfolio’s shareholders. A special meeting of shareholders of the Cap Guardian Portfolio will be held on or about April 20, 2011.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2010. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the Cap Guardian Portfolio and the LC Growth PLUS Portfolio at June 30, 2010. The unaudited pro forma statement of operations reflects the results of operations of the LC Growth PLUS Portfolio as if it had acquired the Cap Guardian Portfolio at the beginning of the 12 month period ended June 30, 2010. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the LC Growth PLUS Portfolio for pre-combination periods will not be restated.

The unaudited pro forma portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial

NOTES TO PRO FORMA FINANCIAL STATEMENTS—(Continued)

(UNAUDITED - As of June 30, 2010)

statements of the Portfolios included in the Trust’s Statement of Additional Information. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimated.

Following the Reorganization, the LC Growth PLUS Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the LC Growth PLUS Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management – The merged entity will be managed by the Manager, Adviser and portfolio managers to the LC Growth PLUS Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition – The merged entity’s portfolio holdings are expected to be consistent with the LC Growth PLUS Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the LC Growth PLUS Portfolio than those of the Cap Guardian Portfolio.

c.)	Investment Objective, Policies and Restrictions – The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the LC Growth PLUS Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)	Expense Structure and Expense Ratios – The merged entity’s expense structure will be the same as that of LC Growth PLUS Portfolio. The expense ratio of the merged entity will be the same as that of the LC Growth PLUS Portfolio and the Cap Guardian Portfolio.

e.)	Asset Size – The LC Growth PLUS Portfolio is significantly larger than the Cap Guardian Portfolio.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES:

Each of the Portfolios has substantially the same significant accounting policies, which are detailed in the historical financial statements referenced above in Note 1.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Equity securities (including securities issued by Exchange Traded Funds (ETFs)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ Stock Market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly, or in American Depositary Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making evaluations.

If market quotations are not readily available for a security or other financial instruments, such securities or instruments shall be referred to the Trust’s Valuation Committee, who will value the assets in good faith pursuant to procedures adopted by the Board of Trustees of the Trust.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Portfolios’ policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2010. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of or increase in available market inputs to determine price. Transfers in and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

A summary of inputs used to value the Portfolio’s assets and liabilities carried at fair value as of June 30, 2010 is included in the Portfolio of Investments.

NOTES TO PRO FORMA FINANCIAL STATEMENTS—(Continued)

(UNAUDITED - As of June 30, 2010)

NOTE 3 – SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Cap Guardian Portfolio by the LC Growth PLUS Portfolio as of June 30, 2010. The number of additional shares issued was calculated based on the net assets of the Cap Guardian Portfolio and net asset value of the LC Growth PLUS Portfolio at June 30, 2010.

NOTE 4 – UNAUDITED PRO FORMA ADJUSTMENTS:

The accompanying unaudited pro forma financial statements reflect changes in the LC Growth PLUS Portfolio’s shares as if the merger had taken place on June 30, 2010. The Cap Guardian Portfolio will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) up to $64,000 and AXA Equitable will bear the remaining expenses, which are estimated at approximately $222,000.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
COMMON STOCKS:
Consumer Discretionary
Auto Components
Autoliv, Inc.*	—	1,254	1,254	$—	$60,004	$60,004
BorgWarner, Inc.*	—	194	194	—	7,244	7,244
Federal-Mogul Corp.*	—	278	278	—	3,619	3,619
Johnson Controls, Inc.	—	826	826	—	22,195	22,195
Lear Corp.*	—	700	700	—	46,340	46,340
TRW Automotive Holdings Corp.*	—	600	600	—	16,542	16,542

				—	155,944	155,944	0.05%

Automobiles
Ford Motor Co.*	244,140	—	244,140	2,460,931	—	2,460,931	0.84%

Distributors
Genuine Parts Co.	—	3,601	3,601	—	142,059	142,059	0.05%

Diversified Consumer Services
Education Management Corp.*	—	300	300	—	4,575	4,575
H&R Block, Inc.	—	4,300	4,300	—	67,467	67,467
Service Corp. International	—	6,175	6,175	—	45,695	45,695

				—	117,737	117,737	0.04%

Hotels, Restaurants & Leisure
Brinker International, Inc.	—	300	300	—	4,338	4,338
Carnival Corp.	48,500	6,014	54,514	1,466,640	181,863	1,648,503
Choice Hotels International, Inc.	—	494	494	—	14,924	14,924
Hyatt Hotels Corp., Class A*	49,720	1,000	50,720	1,844,115	37,090	1,881,205
International Speedway Corp., Class A	—	599	599	—	15,430	15,430
Marriott International, Inc., Class A	60,953	—	60,953	1,824,933	—	1,824,933
MGM MIRAGE*	—	5,052	5,052	—	48,701	48,701
Penn National Gaming, Inc.*	—	1,480	1,480	—	34,188	34,188
Royal Caribbean Cruises Ltd.*	—	1,740	1,740	—	39,620	39,620
Wendy’s/Arby’s Group, Inc., Class A	—	4,731	4,731	—	18,924	18,924
Wyndham Worldwide Corp.	—	3,983	3,983	—	80,218	80,218

				5,135,688	475,296	5,610,984	1.92%

Household Durables
D.R. Horton, Inc.	—	6,450	6,450	—	63,403	63,403
Fortune Brands, Inc.	—	2,949	2,949	—	115,542	115,542

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Garmin Ltd.	—	2,370	2,370	—	69,157	69,157
Harman International Industries, Inc.*	—	762	762	—	22,776	22,776
Jarden Corp.	—	2,065	2,065	—	55,487	55,487
KB Home	—	1,557	1,557	—	17,127	17,127
Leggett & Platt, Inc.	—	1,252	1,252	—	25,115	25,115
Lennar Corp., Class A	—	3,722	3,722	—	51,773	51,773
M.D.C. Holdings, Inc.	—	802	802	—	21,614	21,614
Mohawk Industries, Inc.*	—	1,080	1,080	—	49,421	49,421
Newell Rubbermaid, Inc.	—	6,168	6,168	—	90,300	90,300
Pulte Group, Inc.*	102,990	7,039	110,029	852,757	58,283	911,040
Stanley Black & Decker, Inc.	—	3,551	3,551	—	179,396	179,396
Toll Brothers, Inc.*	—	3,237	3,237	—	52,957	52,957
Whirlpool Corp.	—	957	957	—	84,044	84,044

				852,757	956,395	1,809,152	0.62%

Internet & Catalog Retail
Expedia, Inc.	—	2,693	2,693	—	50,575	50,575
HSN, Inc.*	110,036	—	110,036	2,640,864	—	2,640,864
Liberty Media Corp.- Interactive, Class A*	—	13,181	13,181	—	138,400	138,400

				2,640,864	188,975	2,829,839	0.97%

Leisure Equipment & Products
Mattel, Inc.	—	3,375	3,375	—	71,415	71,415	0.02%

Media
Cablevision Systems Corp. - New York Group, Class A	—	5,380	5,380	—	129,174	129,174
CBS Corp., Class B	—	13,153	13,153	—	170,068	170,068
Central European Media Enterprises Ltd., Class A*	—	747	747	—	14,865	14,865
Clear Channel Outdoor Holdings, Inc., Class A*	—	838	838	—	7,274	7,274
Comcast Corp., Class A	135,780	62,008	197,788	2,358,499	1,077,079	3,435,578
Discovery Communications, Inc., Class A*	—	1,700	1,700	—	60,707	60,707
DISH Network Corp., Class A	—	4,484	4,484	—	81,385	81,385
Gannett Co., Inc.	—	5,414	5,414	—	72,872	72,872
Interactive Data Corp.	—	25	25	—	835	835
John Wiley & Sons, Inc., Class A	—	100	100	—	3,867	3,867
Lamar Advertising Co., Class A*	—	952	952	—	23,343	23,343
Liberty Global, Inc., Class A*	—	5,556	5,556	—	144,400	144,400
Liberty Media Corp. - Capital, Class A*	—	1,770	1,770	—	74,181	74,181
Liberty Media Corp. - Starz*	—	1,162	1,162	—	60,238	60,238
Madison Square Garden, Inc., Class A*	—	945	945	—	18,588	18,588

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
McGraw-Hill Cos., Inc.	—	2,100	2,100	—	59,094	59,094
Meredith Corp.	—	424	424	—	13,199	13,199
New York Times Co., Class A*	—	2,956	2,956	—	25,569	25,569
News Corp., Class A*	—	39,824	39,824	—	476,295	476,295
Omnicom Group, Inc.	14,130	1,300	15,430	484,659	44,590	529,249
Regal Entertainment Group, Class A	—	865	865	—	11,280	11,280
Thomson Reuters Corp.	—	5,600	5,600	—	200,648	200,648
Time Warner Cable, Inc.	18,341	7,846	26,187	955,199	408,620	1,363,819
Time Warner, Inc.	19,006	19,884	38,890	549,463	574,846	1,124,309
Viacom, Inc., Class B	—	10,759	10,759	—	337,510	337,510
Virgin Media, Inc.	—	7,299	7,299	—	121,820	121,820
Walt Disney Co.	—	43,265	43,265	—	1,362,848	1,362,848
Washington Post Co., Class B	—	144	144	—	59,109	59,109

				4,347,820	5,634,304	9,982,124	3.42%

Multiline Retail
J.C. Penney Co., Inc.	23,640	3,508	27,148	507,787	75,352	583,139
Kohl’s Corp.*	22,500	1,719	24,219	1,068,750	81,652	1,150,402
Macy’s, Inc.	—	8,334	8,334	—	149,179	149,179
Sears Holdings Corp.*	—	991	991	—	64,068	64,068
Target Corp.	63,120	—	63,120	3,103,611	—	3,103,611

				4,680,148	370,251	5,050,399	1.73%

Specialty Retail
Aaron’s Inc.	—	700	700	—	11,949	11,949
Abercrombie & Fitch Co., Class A	—	420	420	—	12,890	12,890
American Eagle Outfitters, Inc.	—	3,500	3,500	—	41,125	41,125
AutoNation, Inc.*	—	1,072	1,072	—	20,904	20,904
Foot Locker, Inc.	—	3,481	3,481	—	43,930	43,930
GameStop Corp., Class A*	—	3,348	3,348	—	62,909	62,909
Gap, Inc.	—	1,187	1,187	—	23,099	23,099
Home Depot, Inc.	13,480	—	13,480	378,384	—	378,384
J. Crew Group, Inc.*	19,340	—	19,340	711,905	—	711,905
Lowe’s Cos., Inc.	—	7,604	7,604	—	155,274	155,274
Office Depot, Inc.*	—	4,801	4,801	—	19,396	19,396
RadioShack Corp.	—	2,622	2,622	—	51,155	51,155
Signet Jewelers Ltd.*	—	2,008	2,008	—	55,220	55,220

				1,090,289	497,851	1,588,140	0.54%

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Textiles, Apparel & Luxury Goods
VF Corp.	—	1,972	1,972	—	140,367	140,367	0.05%

Total Consumer Discretionary				21,208,497	8,750,594	29,959,091	10.26%

Consumer Staples
Beverages
Brown-Forman Corp., Class B	—	542	542	—	31,019	31,019
Central European Distribution Corp.*	—	1,378	1,378	—	29,462	29,462
Coca-Cola Co.	—	11,817	11,817	—	592,268	592,268
Coca-Cola Enterprises, Inc.	—	2,730	2,730	—	70,598	70,598
Constellation Brands, Inc., Class A*	—	4,240	4,240	—	66,229	66,229
Dr. Pepper Snapple Group, Inc.	—	3,723	3,723	—	139,203	139,203
Hansen Natural Corp.*	—	200	200	—	7,822	7,822
Molson Coors Brewing Co., Class B	—	2,710	2,710	—	114,795	114,795
PepsiCo, Inc.	17,350	15,100	32,450	1,057,483	920,345	1,977,828

				1,057,483	1,971,741	3,029,224	1.04%

Food & Staples Retailing
BJ’s Wholesale Club, Inc.*	—	961	961	—	35,567	35,567
CVS Caremark Corp.	—	26,619	26,619	—	780,469	780,469
Kroger Co.	183,696	13,367	197,063	3,616,974	263,196	3,880,170
Safeway, Inc.	—	8,594	8,594	—	168,958	168,958
SUPERVALU, Inc.	—	4,713	4,713	—	51,089	51,089
Walgreen Co.	—	1,900	1,900	—	50,730	50,730
Wal-Mart Stores, Inc.	—	17,800	17,800	—	855,646	855,646

				3,616,974	2,205,655	5,822,629	1.99%

Food Products
Archer-Daniels-Midland Co.	90,070	14,144	104,214	2,325,607	365,198	2,690,805
Bunge Ltd.	—	3,072	3,072	—	151,112	151,112
Campbell Soup Co.	—	1,437	1,437	—	51,488	51,488
ConAgra Foods, Inc.	—	8,831	8,831	—	205,939	205,939
Corn Products International, Inc.	—	1,635	1,635	—	49,540	49,540
Dean Foods Co.*	—	4,000	4,000	—	40,280	40,280
Del Monte Foods Co.	—	4,371	4,371	—	62,899	62,899
Flowers Foods, Inc.	—	1,032	1,032	—	25,212	25,212
General Mills, Inc.	—	5,968	5,968	—	211,983	211,983
H.J. Heinz Co.	—	4,154	4,154	—	179,536	179,536
Hershey Co.	—	1,479	1,479	—	70,888	70,888
Hormel Foods Corp.	—	1,394	1,394	—	56,429	56,429

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
J.M. Smucker Co.	—	2,621	2,621	—	157,837	157,837
Kellogg Co.	—	600	600	—	30,180	30,180
Kraft Foods, Inc., Class A	18,089	35,285	53,374	506,492	987,980	1,494,472
McCormick & Co., Inc. (Non-Voting)	—	1,500	1,500	—	56,940	56,940
Mead Johnson Nutrition Co.	—	3,874	3,874	—	194,165	194,165
Ralcorp Holdings, Inc.*	—	1,284	1,284	—	70,363	70,363
Sara Lee Corp.	—	4,202	4,202	—	59,248	59,248
Smithfield Foods, Inc.*	—	2,803	2,803	—	41,765	41,765
Tyson Foods, Inc., Class A	—	6,822	6,822	—	111,812	111,812

				2,832,099	3,180,794	6,012,893	2.06%

Household Products
Clorox Co.	—	160	160	—	9,945	9,945
Colgate-Palmolive Co.	20,910	1,800	22,710	1,646,872	141,768	1,788,640
Energizer Holdings, Inc.*	—	1,542	1,542	—	77,532	77,532
Kimberly-Clark Corp.	—	1,863	1,863	—	112,954	112,954
Procter & Gamble Co.	—	59,602	59,602	—	3,574,927	3,574,927

				1,646,872	3,917,126	5,563,998	1.90%

Personal Products
Alberto-Culver Co.	—	1,504	1,504	—	40,743	40,743
NBTY, Inc.*	—	1,288	1,288	—	43,805	43,805

				—	84,548	84,548	0.03%

Tobacco
Altria Group, Inc.	—	19,100	19,100	—	382,764	382,764
Lorillard, Inc.	—	3,341	3,341	—	240,485	240,485
Philip Morris International, Inc.	—	6,400	6,400	—	293,376	293,376
Reynolds American, Inc.	—	3,692	3,692	—	192,427	192,427

				—	1,109,052	1,109,052	0.38%

Total Consumer Staples				9,153,428	12,468,916	21,622,344	7.40%

Energy
Energy Equipment & Services
Atwood Oceanics, Inc.*	—	981	981	—	25,035	25,035
Baker Hughes, Inc.	—	6,830	6,830	—	283,923	283,923
Cameron International Corp.*	—	2,300	2,300	—	74,796	74,796
Diamond Offshore Drilling, Inc.	—	1,000	1,000	—	62,190	62,190
Dresser-Rand Group, Inc.*	—	200	200	—	6,310	6,310

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Exterran Holdings, Inc.*	—	1,218	1,218	—	31,436	31,436
Halliburton Co.	91,430	—	91,430	2,244,607	—	2,244,607
Helmerich & Payne, Inc.	—	2,121	2,121	—	77,459	77,459
Nabors Industries Ltd.*	—	3,743	3,743	—	65,952	65,952
National Oilwell Varco, Inc.	—	9,266	9,266	—	306,427	306,427
Oceaneering International, Inc.*	—	1,200	1,200	—	53,880	53,880
Oil States International, Inc.*	—	1,089	1,089	—	43,103	43,103
Patterson-UTI Energy, Inc.	—	2,809	2,809	—	36,152	36,152
Pride International, Inc.*	—	2,016	2,016	—	45,037	45,037
Rowan Cos., Inc.*	—	2,166	2,166	—	47,522	47,522
Schlumberger Ltd.	70,469	—	70,469	3,899,754	—	3,899,754
SEACOR Holdings, Inc.*	—	538	538	—	38,015	38,015
Smith International, Inc.	—	5,475	5,475	—	206,134	206,134
Superior Energy Services, Inc.*	—	1,566	1,566	—	29,237	29,237
Tidewater, Inc.	—	1,164	1,164	—	45,070	45,070
Unit Corp.*	—	862	862	—	34,989	34,989
Weatherford International Ltd.*	—	9,700	9,700	—	127,458	127,458

				6,144,361	1,640,125	7,784,486	2.67%

Oil, Gas & Consumable Fuels
Alpha Natural Resources, Inc.*	—	2,300	2,300	—	77,901	77,901
Anadarko Petroleum Corp.	28,160	10,904	39,064	1,016,294	393,525	1,409,819
Apache Corp.	6,940	7,438	14,378	584,279	626,205	1,210,484
Arch Coal, Inc.	—	1,094	1,094	—	21,672	21,672
Atlas Energy, Inc.*	—	500	500	—	13,535	13,535
Cabot Oil & Gas Corp.	—	2,334	2,334	—	73,101	73,101
Chesapeake Energy Corp.	—	14,353	14,353	—	300,695	300,695
Chevron Corp.	78,010	41,857	119,867	5,293,759	2,840,416	8,134,175
Cobalt International Energy, Inc.*	—	1,000	1,000	—	7,450	7,450
Comstock Resources, Inc.*	—	952	952	—	26,389	26,389
ConocoPhillips	—	20,242	20,242	—	993,680	993,680
Consol Energy, Inc.	—	2,700	2,700	—	91,152	91,152
Continental Resources, Inc.*	—	67	67	—	2,990	2,990
Denbury Resources, Inc.*	—	9,084	9,084	—	132,990	132,990
Devon Energy Corp.	—	9,794	9,794	—	596,651	596,651
El Paso Corp.	151,360	12,672	164,032	1,681,609	140,786	1,822,395
EOG Resources, Inc.	10,490	—	10,490	1,031,901	—	1,031,901
Exxon Mobil Corp.	136,871	9,167	146,038	7,811,252	523,165	8,334,417
Forest Oil Corp.*	—	896	896	—	24,515	24,515
Frontier Oil Corp.	—	2,283	2,283	—	30,706	30,706

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Frontline Ltd.	—	181	181	—	5,166	5,166
Hess Corp.	17,100	6,401	23,501	860,814	322,226	1,183,040
Holly Corp.	—	300	300	—	7,974	7,974
Marathon Oil Corp.	56,930	11,483	68,413	1,769,954	357,006	2,126,960
Mariner Energy, Inc.*	—	2,072	2,072	—	44,507	44,507
Massey Energy Co.	—	2,312	2,312	—	63,233	63,233
Murphy Oil Corp.	—	3,698	3,698	—	183,236	183,236
Newfield Exploration Co.*	—	2,958	2,958	—	144,528	144,528
Noble Energy, Inc.	—	3,872	3,872	—	233,598	233,598
Occidental Petroleum Corp.	—	14,279	14,279	—	1,101,625	1,101,625
Peabody Energy Corp.	—	5,900	5,900	—	230,867	230,867
Petrohawk Energy Corp.*	—	1,900	1,900	—	32,243	32,243
Petroleo Brasileiro S.A. (ADR)	22,810	—	22,810	782,839	—	782,839
Pioneer Natural Resources Co.	—	2,601	2,601	—	154,629	154,629
Plains Exploration & Production Co.*	—	3,061	3,061	—	63,087	63,087
Quicksilver Resources, Inc.*	—	2,400	2,400	—	26,400	26,400
SandRidge Energy, Inc.*	—	3,476	3,476	—	20,265	20,265
SM Energy Co.	—	474	474	—	19,036	19,036
Southern Union Co.	—	2,477	2,477	—	54,147	54,147
Spectra Energy Corp.	—	14,259	14,259	—	286,178	286,178
Suncor Energy, Inc.	32,850	—	32,850	967,104	—	967,104
Sunoco, Inc.	—	2,741	2,741	—	95,305	95,305
Teekay Corp.	—	924	924	—	24,181	24,181
Tesoro Corp.	—	3,109	3,109	—	36,282	36,282
Valero Energy Corp.	63,850	12,488	76,338	1,148,023	224,534	1,372,557
Whiting Petroleum Corp.*	—	1,026	1,026	—	80,459	80,459
Williams Cos., Inc.	—	7,604	7,604	—	139,001	139,001

				22,947,828	10,867,237	33,815,065	11.58%

Total Energy				29,092,189	12,507,362	41,599,551	14.24%

Financials
Capital Markets
Ameriprise Financial, Inc.	—	4,499	4,499	—	162,549	162,549
Ares Capital Corp.	—	4,200	4,200	—	52,626	52,626
Bank of New York Mellon Corp.	154,037	26,668	180,705	3,803,174	658,433	4,461,607
BlackRock, Inc.	—	532	532	—	76,289	76,289
Charles Schwab Corp.	137,500	—	137,500	1,949,750	—	1,949,750
E*TRADE Financial Corp.*	—	4,800	4,800	—	56,736	56,736
Federated Investors, Inc., Class B	—	597	597	—	12,364	12,364

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Franklin Resources, Inc.	11,670	—	11,670	1,005,837	—	1,005,837
GLG Partners, Inc.*	—	300	300	—	1,314	1,314
Goldman Sachs Group, Inc.	18,740	11,356	30,096	2,460,000	1,490,702	3,950,702
Invesco Ltd.	—	6,679	6,679	—	112,408	112,408
Janus Capital Group, Inc.	—	3,715	3,715	—	32,989	32,989
Jefferies Group, Inc.	—	2,565	2,565	—	54,070	54,070
Legg Mason, Inc.	—	3,676	3,676	—	103,038	103,038
Morgan Stanley	87,950	20,977	108,927	2,041,319	486,876	2,528,195
Northern Trust Corp.	—	3,200	3,200	—	149,440	149,440
Raymond James Financial, Inc.	—	2,335	2,335	—	57,651	57,651
State Street Corp.	43,660	11,100	54,760	1,476,581	375,402	1,851,983

				12,736,661	3,882,887	16,619,548	5.69%

Commercial Banks
Associated Banc-Corp	—	3,921	3,921	—	48,071	48,071
BancorpSouth, Inc.	—	1,837	1,837	—	32,846	32,846
Bank of Hawaii Corp.	—	762	762	—	36,843	36,843
BB&T Corp.	35,300	15,278	50,578	928,743	401,964	1,330,707
BOK Financial Corp.	—	553	553	—	26,251	26,251
CapitalSource, Inc.	—	7,107	7,107	—	33,829	33,829
CIT Group, Inc.*	—	4,400	4,400	—	148,984	148,984
City National Corp./California	—	985	985	—	50,462	50,462
Comerica, Inc.	—	3,845	3,845	—	141,611	141,611
Commerce Bancshares, Inc./Missouri	—	1,557	1,557	—	56,036	56,036
Cullen/Frost Bankers, Inc.	—	1,167	1,167	—	59,984	59,984
East West Bancorp, Inc.	—	3,300	3,300	—	50,325	50,325
Fifth Third Bancorp	—	17,485	17,485	—	214,891	214,891
First Citizens BancShares, Inc./North Carolina, Class A	—	144	144	—	27,696	27,696
First Horizon National Corp.*	—	4,698	4,698	—	53,790	53,790
Fulton Financial Corp.	—	4,512	4,512	—	43,541	43,541
Huntington Bancshares, Inc./Ohio	—	15,793	15,793	—	87,493	87,493
KeyCorp	198,700	19,407	218,107	1,528,003	149,240	1,677,243
M&T Bank Corp.	16,840	1,655	18,495	1,430,558	140,592	1,571,150
Marshall & Ilsley Corp.	—	12,246	12,246	—	87,926	87,926
PNC Financial Services Group, Inc.	47,320	11,618	58,938	2,673,580	656,417	3,329,997
Popular, Inc.*	—	13,779	13,779	—	36,928	36,928
Regions Financial Corp.	135,020	26,885	161,905	888,432	176,903	1,065,335
SunTrust Banks, Inc.	150,060	11,012	161,072	3,496,398	256,580	3,752,978
Synovus Financial Corp.	—	17,239	17,239	—	43,787	43,787
TCF Financial Corp.	—	3,108	3,108	—	51,624	51,624

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
U.S. Bancorp	—	42,170	42,170	—	942,500	942,500
Valley National Bancorp	—	3,802	3,802	—	51,783	51,783
Wells Fargo & Co.	277,120	107,224	384,344	7,094,272	2,744,934	9,839,206
Wilmington Trust Corp.	—	2,048	2,048	—	22,712	22,712
Zions Bancorp	99,160	3,645	102,805	2,138,881	78,623	2,217,504

				20,178,867	6,955,166	27,134,033	9.29%

Consumer Finance
AmeriCredit Corp.*	—	1,313	1,313	—	23,923	23,923
Capital One Financial Corp.	—	10,011	10,011	—	403,443	403,443
Discover Financial Services	—	12,205	12,205	—	170,626	170,626
SLM Corp.*	—	10,695	10,695	—	111,121	111,121

				—	709,113	709,113	0.24%

Diversified Financial Services
Bank of America Corp.	255,626	220,922	476,548	3,673,346	3,174,649	6,847,995
CBOE Holdings, Inc.*	4,820	—	4,820	156,891	—	156,891
Citigroup, Inc.*	737,970	465,911	1,203,881	2,774,767	1,751,825	4,526,592
CME Group, Inc.	—	1,478	1,478	—	416,131	416,131
Interactive Brokers Group, Inc., Class A*	—	862	862	—	14,309	14,309
JPMorgan Chase & Co.	162,049	87,590	249,639	5,932,614	3,206,670	9,139,284
Leucadia National Corp.*	—	4,342	4,342	—	84,713	84,713
NASDAQ OMX Group, Inc.*	—	2,726	2,726	—	48,468	48,468
NYSE Euronext	—	4,413	4,413	—	121,931	121,931

				12,537,618	8,818,696	21,356,314	7.31%

Insurance
ACE Ltd.	—	6,300	6,300	—	324,324	324,324
Aflac, Inc.	—	600	600	—	25,602	25,602
Alleghany Corp.*	—	154	154	—	45,168	45,168
Allied World Assurance Co. Holdings Ltd./Bermuda	—	1,119	1,119	—	50,780	50,780
Allstate Corp.	—	11,876	11,876	—	341,198	341,198
American Financial Group, Inc./Ohio	—	1,897	1,897	—	51,826	51,826
American International Group, Inc.*	—	2,614	2,614	—	90,026	90,026
American National Insurance Co.	—	112	112	—	9,069	9,069
Aon Corp.	—	5,982	5,982	—	222,052	222,052
Arch Capital Group Ltd.*	—	1,077	1,077	—	80,237	80,237
Arthur J. Gallagher & Co.	—	1,755	1,755	—	42,787	42,787
Aspen Insurance Holdings Ltd.	—	1,824	1,824	—	45,126	45,126
Assurant, Inc.	—	2,602	2,602	—	90,289	90,289

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Assured Guaranty Ltd.	—	4,100	4,100	—	54,407	54,407
Axis Capital Holdings Ltd.	—	2,103	2,103	—	62,501	62,501
Berkshire Hathaway, Inc., Class B*	—	38,100	38,100	—	3,036,189	3,036,189
Brown & Brown, Inc.	—	1,182	1,182	—	22,623	22,623
Chubb Corp.	—	7,215	7,215	—	360,822	360,822
Cincinnati Financial Corp.	—	3,190	3,190	—	82,525	82,525
CNA Financial Corp.*	—	297	297	—	7,591	7,591
Endurance Specialty Holdings Ltd.	—	875	875	—	32,839	32,839
Erie Indemnity Co., Class A	—	226	226	—	10,283	10,283
Everest Reinsurance Group Ltd.	—	1,272	1,272	—	89,956	89,956
Fidelity National Financial, Inc., Class A	—	4,485	4,485	—	58,260	58,260
Genworth Financial, Inc., Class A*	—	8,764	8,764	—	114,546	114,546
Hanover Insurance Group, Inc.	—	1,074	1,074	—	46,719	46,719
Hartford Financial Services Group, Inc.	—	8,988	8,988	—	198,904	198,904
HCC Insurance Holdings, Inc.	—	2,478	2,478	—	61,355	61,355
Lincoln National Corp.	—	6,616	6,616	—	160,703	160,703
Loews Corp.	—	6,965	6,965	—	232,004	232,004
Markel Corp.*	—	224	224	—	76,160	76,160
Marsh & McLennan Cos., Inc.	—	928	928	—	20,926	20,926
MBIA, Inc.*	—	2,842	2,842	—	15,944	15,944
Mercury General Corp.	—	584	584	—	24,201	24,201
MetLife, Inc.	24,528	8,884	33,412	926,177	335,460	1,261,637
Old Republic International Corp.	—	5,437	5,437	—	65,951	65,951
OneBeacon Insurance Group Ltd., Class A	—	519	519	—	7,432	7,432
PartnerReinsurance Ltd.	—	1,702	1,702	—	119,378	119,378
Principal Financial Group, Inc.	—	7,000	7,000	—	164,080	164,080
Progressive Corp.	—	14,807	14,807	—	277,187	277,187
Protective Life Corp.	—	1,878	1,878	—	40,170	40,170
Prudential Financial, Inc.	—	10,241	10,241	—	549,532	549,532
Reinsurance Group of America, Inc.	—	1,485	1,485	—	67,879	67,879
RenaissanceReinsurance Holdings Ltd.	—	1,350	1,350	—	75,965	75,965
StanCorp Financial Group, Inc.	—	1,096	1,096	—	44,432	44,432
Symetra Financial Corp.	—	500	500	—	6,000	6,000
Torchmark Corp.	—	1,839	1,839	—	91,049	91,049
Transatlantic Holdings, Inc.	—	1,407	1,407	—	67,480	67,480
Travelers Cos., Inc.	—	9,624	9,624	—	473,982	473,982
Unitrin, Inc.	—	919	919	—	23,526	23,526
Unum Group	—	7,325	7,325	—	158,953	158,953
Validus Holdings Ltd.	—	1,763	1,763	—	43,052	43,052
W.R. Berkley Corp.	—	2,797	2,797	—	74,009	74,009

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Wesco Financial Corp.	—	68	68	—	21,978	21,978
White Mountains Insurance Group Ltd.	—	161	161	—	52,196	52,196
XL Capital Ltd., Class A	—	7,564	7,564	—	121,100	121,100

				926,177	9,068,733	9,994,910	3.42%

Real Estate Investment Trusts (REIT’s)
Alexandria Real Estate Equities, Inc. (REIT)	—	986	986	—	62,483	62,483
AMB Property Corp. (REIT)	—	3,311	3,311	—	78,504	78,504
Annaly Capital Management, Inc. (REIT)	24,500	12,545	37,045	420,175	215,147	635,322
Apartment Investment & Management Co. (REIT), Class A	—	1,332	1,332	—	25,801	25,801
AvalonBay Communities, Inc. (REIT)	—	1,844	1,844	—	172,174	172,174
Boston Properties, Inc. (REIT)	—	3,021	3,021	—	215,518	215,518
Brandywine Realty Trust (REIT)	—	2,793	2,793	—	30,025	30,025
BRE Properties, Inc. (REIT)	—	1,454	1,454	—	53,696	53,696
Camden Property Trust (REIT)	—	1,500	1,500	—	61,275	61,275
Chimera Investment Corp. (REIT)	—	17,348	17,348	—	62,626	62,626
Corporate Office Properties Trust/Maryland (REIT)	—	1,252	1,252	—	47,275	47,275
Developers Diversified Realty Corp. (REIT)	—	4,400	4,400	—	43,560	43,560
Digital Realty Trust, Inc. (REIT)	—	100	100	—	5,768	5,768
Douglas Emmett, Inc. (REIT)	—	2,633	2,633	—	37,441	37,441
Duke Realty Corp. (REIT)	—	5,263	5,263	—	59,735	59,735
Equity Residential (REIT)	—	5,845	5,845	—	243,386	243,386
Essex Property Trust, Inc. (REIT)	—	429	429	—	41,845	41,845
Federal Realty Investment Trust (REIT)	—	510	510	—	35,838	35,838
General Growth Properties, Inc. (REIT)	—	1,000	1,000	—	13,260	13,260
HCP, Inc. (REIT)	—	6,445	6,445	—	207,851	207,851
Health Care REIT, Inc. (REIT)	—	2,748	2,748	—	115,746	115,746
Hospitality Properties Trust (REIT)	—	2,910	2,910	—	61,401	61,401
Host Hotels & Resorts, Inc. (REIT)	—	14,469	14,469	—	195,042	195,042
HRPT Properties Trust (REIT)*	—	5,891	5,891	—	36,583	36,583
Kimco Realty Corp. (REIT)	—	8,922	8,922	—	119,912	119,912
Liberty Property Trust (REIT)	—	2,643	2,643	—	76,251	76,251
Macerich Co. (REIT)	—	2,939	2,939	—	109,683	109,683
Mack-Cali Realty Corp. (REIT)	—	1,895	1,895	—	56,338	56,338
Nationwide Health Properties, Inc. (REIT)	—	2,634	2,634	—	94,218	94,218
Piedmont Office Realty Trust, Inc. (REIT), Class A	—	900	900	—	16,857	16,857
Plum Creek Timber Co., Inc. (REIT)	—	2,075	2,075	—	71,650	71,650
ProLogis (REIT)	—	9,807	9,807	—	99,345	99,345
Public Storage (REIT)	—	300	300	—	26,373	26,373
Rayonier, Inc. (REIT)	—	1,270	1,270	—	55,905	55,905

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Realty Income Corp. (REIT)	—	2,403	2,403	—	72,883	72,883
Regency Centers Corp. (REIT)	—	1,892	1,892	—	65,085	65,085
Senior Housing Properties Trust (REIT)	—	2,999	2,999	—	60,310	60,310
Simon Property Group, Inc. (REIT)	—	2,034	2,034	—	164,245	164,245
SL Green Realty Corp. (REIT)	—	1,791	1,791	—	98,577	98,577
Taubman Centers, Inc. (REIT)	—	1,149	1,149	—	43,237	43,237
UDR, Inc. (REIT)	—	3,327	3,327	—	63,645	63,645
Ventas, Inc. (REIT)	—	2,520	2,520	—	118,314	118,314
Vornado Realty Trust (REIT)	—	3,269	3,269	—	238,474	238,474
Weingarten Realty Investors (REIT)	—	2,535	2,535	—	48,292	48,292

				420,175	3,821,574	4,241,749	1.45%

Real Estate Management & Development
Forest City Enterprises, Inc., Class A*	—	2,377	2,377	—	26,908	26,908
St. Joe Co.*	—	200	200	—	4,632	4,632

				—	31,540	31,540	0.01%

Thrifts & Mortgage Finance
Capitol Federal Financial	—	400	400	—	13,264	13,264
First Niagara Financial Group, Inc.	—	4,994	4,994	—	62,575	62,575
Hudson City Bancorp, Inc.	—	9,481	9,481	—	116,047	116,047
New York Community Bancorp, Inc.	—	9,880	9,880	—	150,868	150,868
People’s United Financial, Inc.	—	8,344	8,344	—	112,644	112,644
TFS Financial Corp.	—	1,601	1,601	—	19,868	19,868
Washington Federal, Inc.	—	2,439	2,439	—	39,463	39,463

				—	514,729	514,729	0.18%

Total Financials				46,799,498	33,802,438	80,601,936	27.59%

Health Care
Biotechnology
Abraxis Bioscience, Inc.*	—	100	100	—	7,420	7,420
Amgen, Inc.*	45,720	21,100	66,820	2,404,872	1,109,860	3,514,732
Biogen Idec, Inc.*	—	5,900	5,900	—	279,955	279,955
Cephalon, Inc.*	—	1,700	1,700	—	96,475	96,475
Genzyme Corp.*	—	1,400	1,400	—	71,078	71,078
Gilead Sciences, Inc.*	18,420	—	18,420	631,438	—	631,438

				3,036,310	1,564,788	4,601,098	1.58%

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Health Care Equipment & Supplies
Baxter International, Inc.	—	2,200	2,200	—	89,408	89,408
Beckman Coulter, Inc.	—	1,500	1,500	—	90,435	90,435
Boston Scientific Corp.*	—	33,388	33,388	—	193,650	193,650
CareFusion Corp.*	—	3,109	3,109	—	70,574	70,574
Cooper Cos., Inc.	—	842	842	—	33,503	33,503
Covidien plc	42,780	—	42,780	1,718,900	—	1,718,900
Hill-Rom Holdings, Inc.	—	200	200	—	6,086	6,086
Hologic, Inc.*	—	5,392	5,392	—	75,111	75,111
Inverness Medical Innovations, Inc.*	—	1,337	1,337	—	35,644	35,644
Kinetic Concepts, Inc.*	—	1,217	1,217	—	44,433	44,433
Medtronic, Inc.	—	5,600	5,600	—	203,112	203,112
Teleflex, Inc.	—	702	702	—	38,105	38,105
Zimmer Holdings, Inc.*	—	4,500	4,500	—	243,225	243,225

				1,718,900	1,123,286	2,842,186	0.97%

Health Care Providers & Services
Aetna, Inc.	—	9,322	9,322	—	245,914	245,914
Brookdale Senior Living, Inc.*	—	1,611	1,611	—	24,165	24,165
Cardinal Health, Inc.	—	5,218	5,218	—	175,377	175,377
CIGNA Corp.	5,200	5,886	11,086	161,512	182,819	344,331
Community Health Systems, Inc.*	—	626	626	—	21,165	21,165
Coventry Health Care, Inc.*	—	3,287	3,287	—	58,114	58,114
Emdeon, Inc., Class A*	—	200	200	—	2,506	2,506
Health Net, Inc.*	—	2,296	2,296	—	55,954	55,954
Humana, Inc.*	—	3,714	3,714	—	169,618	169,618
LifePoint Hospitals, Inc.*	—	1,322	1,322	—	41,511	41,511
Lincare Holdings, Inc.*	—	1	1	—	16	16
McKesson Corp.	—	3,356	3,356	—	225,389	225,389
MEDNAX, Inc.*	—	89	89	—	4,949	4,949
Omnicare, Inc.	—	2,385	2,385	—	56,525	56,525
Quest Diagnostics, Inc.	—	400	400	—	19,908	19,908
Tenet Healthcare Corp.*	—	3,324	3,324	—	14,426	14,426
UnitedHealth Group, Inc.	92,520	25,077	117,597	2,627,568	712,187	3,339,755
Universal Health Services, Inc., Class B	—	1,798	1,798	—	68,594	68,594
WellPoint, Inc.*	—	9,286	9,286	—	454,364	454,364

				2,789,080	2,533,501	5,322,581	1.82%

Life Sciences Tools & Services
Bio-Rad Laboratories, Inc., Class A*	—	400	400	—	34,596	34,596
Charles River Laboratories International, Inc.*	—	1,157	1,157	—	39,581	39,581

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Life Technologies Corp.*	—	1,165	1,165	—	55,046	55,046
PerkinElmer, Inc.	—	1,392	1,392	—	28,773	28,773
Thermo Fisher Scientific, Inc.*	—	9,032	9,032	—	443,019	443,019

				—	601,015	601,015	0.21%

Pharmaceuticals
Abbott Laboratories, Inc.	44,817	3,300	48,117	2,096,539	154,374	2,250,913
Bristol-Myers Squibb Co.	—	37,924	37,924	—	945,825	945,825
Eli Lilly and Co.	—	17,244	17,244	—	577,674	577,674
Endo Pharmaceuticals Holdings, Inc.*	—	2,673	2,673	—	58,325	58,325
Forest Laboratories, Inc.*	—	6,798	6,798	—	186,469	186,469
Johnson & Johnson	33,080	51,616	84,696	1,953,705	3,048,441	5,002,146
King Pharmaceuticals, Inc.*	—	5,825	5,825	—	44,212	44,212
Merck & Co., Inc.	32,980	68,707	101,687	1,153,311	2,402,684	3,555,995
Mylan, Inc.*	—	1,075	1,075	—	18,318	18,318
Pfizer, Inc.	46,880	177,613	224,493	668,509	2,532,761	3,201,270
Teva Pharmaceutical Industries Ltd. (ADR)	33,090	—	33,090	1,720,349	—	1,720,349
Watson Pharmaceuticals, Inc.*	—	2,525	2,525	—	102,439	102,439

				7,592,413	10,071,522	17,663,935	6.05%

Total Health Care				15,136,703	15,894,112	31,030,815	10.62%

Industrials
Aerospace & Defense
Alliant Techsystems, Inc.*	—	100	100	—	6,206	6,206
BE Aerospace, Inc.*	—	2,123	2,123	—	53,988	53,988
Boeing Co.	—	3,224	3,224	—	202,306	202,306
General Dynamics Corp.	—	7,564	7,564	—	442,948	442,948
Goodrich Corp.	—	2,000	2,000	—	132,500	132,500
Honeywell International, Inc.	18,000	—	18,000	702,540	—	702,540
ITT Corp.	—	4,044	4,044	—	181,657	181,657
L-3 Communications Holdings, Inc.	—	2,568	2,568	—	181,917	181,917
Lockheed Martin Corp.	13,030	1,500	14,530	970,735	111,750	1,082,485
Northrop Grumman Corp.	—	6,643	6,643	—	361,645	361,645
Raytheon Co.	8,920	8,434	17,354	431,639	408,121	839,760
Rockwell Collins, Inc.	—	1,600	1,600	—	85,008	85,008
Spirit AeroSystems Holdings, Inc., Class A*	—	2,019	2,019	—	38,482	38,482
United Technologies Corp.	—	1,784	1,784	—	115,799	115,799

				2,104,914	2,322,327	4,427,241	1.52%

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Air Freight & Logistics
FedEx Corp.	—	2,469	2,469	—	173,102	173,102
UTi Worldwide, Inc.	—	46	46	—	569	569

				—	173,671	173,671	0.06%

Airlines
AMR Corp.*	105,790	5,000	110,790	717,256	33,900	751,156
Copa Holdings S.A., Class A	—	200	200	—	8,844	8,844
Delta Air Lines, Inc.*	300,900	—	300,900	3,535,575	—	3,535,575
Southwest Airlines Co.	—	14,234	14,234	—	158,140	158,140
UAL Corp.*	—	900	900	—	18,504	18,504

				4,252,831	219,388	4,472,219	1.53%

Building Products
Armstrong World Industries, Inc.*	—	285	285	—	8,601	8,601
Masco Corp.	—	5,568	5,568	—	59,912	59,912
Owens Corning, Inc.*	—	1,017	1,017	—	30,419	30,419
USG Corp.*	—	867	867	—	10,473	10,473

				—	109,405	109,405	0.04%

Commercial Services & Supplies
Avery Dennison Corp.	—	2,189	2,189	—	70,333	70,333
Cintas Corp.	—	2,642	2,642	—	63,329	63,329
Corrections Corp. of America*	—	2,216	2,216	—	42,281	42,281
Covanta Holding Corp.*	—	2,734	2,734	—	45,357	45,357
KAR Auction Services, Inc.*	—	500	500	—	6,185	6,185
Pitney Bowes, Inc.	—	1,340	1,340	—	29,426	29,426
R.R. Donnelley & Sons Co.	—	4,337	4,337	—	70,997	70,997
Republic Services, Inc.	—	5,002	5,002	—	148,709	148,709
Waste Connections, Inc.*	—	415	415	—	14,479	14,479
Waste Management, Inc.	—	10,633	10,633	—	332,707	332,707

				—	823,803	823,803	0.28%

Construction & Engineering
Aecom Technology Corp.*	—	1,500	1,500	—	34,590	34,590
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)*	—	1,300	1,300	—	24,453	24,453
Fluor Corp.	7,400	3,700	11,100	314,500	157,250	471,750
Jacobs Engineering Group, Inc.*	—	1,100	1,100	—	40,084	40,084
KBR, Inc.	—	3,342	3,342	—	67,976	67,976
Quanta Services, Inc.*	—	4,858	4,858	—	100,318	100,318

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Shaw Group, Inc.*	—	745	745	—	25,494	25,494
URS Corp.*	—	1,668	1,668	—	65,636	65,636

				314,500	515,801	830,301	0.28%

Electrical Equipment
Emerson Electric Co.	22,890	—	22,890	1,000,064	—	1,000,064
General Cable Corp.*	—	703	703	—	18,735	18,735
Hubbell, Inc., Class B	—	788	788	—	31,276	31,276
Regal-Beloit Corp.	—	100	100	—	5,578	5,578
Thomas & Betts Corp.*	—	832	832	—	28,870	28,870

				1,000,064	84,459	1,084,523	0.37%

Industrial Conglomerates
Carlisle Cos., Inc.	—	1,139	1,139	—	41,152	41,152
General Electric Co.	—	180,624	180,624	—	2,604,598	2,604,598
McDermott International, Inc.*	—	1,100	1,100	—	23,826	23,826
Textron, Inc.	—	2,906	2,906	—	49,315	49,315
Tyco International Ltd.	—	9,600	9,600	—	338,208	338,208

				—	3,057,099	3,057,099	1.05%

Machinery
AGCO Corp.*	—	2,028	2,028	—	54,695	54,695
CNH Global N.V.*	—	500	500	—	11,325	11,325
Caterpillar, Inc.	31,150	—	31,150	1,871,181	—	1,871,181
Crane Co.	—	1,046	1,046	—	31,600	31,600
Danaher Corp.	—	916	916	—	34,002	34,002
Deere & Co.	—	573	573	—	31,905	31,905
Dover Corp.	—	1,514	1,514	—	63,270	63,270
Eaton Corp.	51,396	2,741	54,137	3,363,354	179,371	3,542,725
Flowserve Corp.	—	200	200	—	16,960	16,960
Gardner Denver, Inc.	—	64	64	—	2,854	2,854
Harsco Corp.	—	1,638	1,638	—	38,493	38,493
IDEX Corp.	—	301	301	—	8,599	8,599
Ingersoll-Rand plc	—	7,100	7,100	—	244,879	244,879
Kennametal, Inc.	—	439	439	—	11,164	11,164
Parker Hannifin Corp.	—	2,500	2,500	—	138,650	138,650
Pentair, Inc.	—	1,020	1,020	—	32,844	32,844
Snap-On, Inc.	—	1,303	1,303	—	53,306	53,306
SPX Corp.	—	855	855	—	45,152	45,152
Terex Corp.*	—	2,582	2,582	—	48,387	48,387

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Timken Co.	—	462	462	—	12,007	12,007
Trinity Industries, Inc.	—	1,704	1,704	—	30,195	30,195
Wabtec Corp.	—	900	900	—	35,901	35,901

				5,234,535	1,125,559	6,360,094	2.18%

Marine
Alexander & Baldwin, Inc.	—	871	871	—	25,938	25,938
Kirby Corp.*	—	952	952	—	36,414	36,414

				—	62,352	62,352	0.02%

Professional Services
Equifax, Inc.	—	2,826	2,826	—	79,297	79,297
FTI Consulting, Inc.*	—	200	200	—	8,718	8,718
Manpower, Inc.	—	1,848	1,848	—	79,797	79,797
Towers Watson & Co., Class A	—	800	800	—	31,080	31,080

				—	198,892	198,892	0.07%

Road & Rail
Con-way, Inc.	—	886	886	—	26,598	26,598
CSX Corp.	—	8,568	8,568	—	425,230	425,230
Hertz Global Holdings, Inc.*	275,410	600	276,010	2,605,378	5,676	2,611,054
Kansas City Southern*	—	891	891	—	32,388	32,388
Norfolk Southern Corp.	—	8,178	8,178	—	433,843	433,843
Ryder System, Inc.	—	558	558	—	22,448	22,448
Union Pacific Corp.	—	9,740	9,740	—	677,027	677,027

				2,605,378	1,623,210	4,228,588	1.45%

Trading Companies & Distributors
GATX Corp.	—	583	583	—	15,554	15,554
WESCO International, Inc.*	—	470	470	—	15,825	15,825

				—	31,379	31,379	0.01%

Total Industrials				15,512,222	10,347,345	25,859,567	8.85%

Information Technology
Communications Equipment
Brocade Communications Systems, Inc.*	—	9,823	9,823	—	50,687	50,687
CommScope, Inc.*	—	2,047	2,047	—	48,657	48,657
EchoStar Corp., Class A*	—	776	776	—	14,806	14,806
Motorola, Inc.*	—	51,141	51,141	—	333,439	333,439

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Tellabs, Inc.	—	8,510	8,510	—	54,379	54,379

				—	501,968	501,968	0.17%

Computers & Peripherals
Diebold, Inc.	—	1,171	1,171	—	31,910	31,910
EMC Corp.*	60,750	—	60,750	1,111,725	—	1,111,725
Hewlett-Packard Co.	30,480	—	30,480	1,319,175	—	1,319,175
Lexmark International, Inc., Class A*	—	1,773	1,773	—	58,562	58,562
Seagate Technology*	—	2,949	2,949	—	38,455	38,455
Western Digital Corp.*	—	3,860	3,860	—	116,418	116,418

				2,430,900	245,345	2,676,245	0.92%

Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.*	—	2,374	2,374	—	53,059	53,059
Avnet, Inc.*	—	3,349	3,349	—	80,744	80,744
AVX Corp.	—	791	791	—	10,141	10,141
Corning, Inc.	—	30,102	30,102	—	486,147	486,147
Ingram Micro, Inc., Class A*	—	3,599	3,599	—	54,669	54,669
Itron, Inc.*	—	26	26	—	1,607	1,607
Jabil Circuit, Inc.	—	1,116	1,116	—	14,843	14,843
Molex, Inc.	—	2,898	2,898	—	52,859	52,859
Tech Data Corp.*	—	1,110	1,110	—	39,538	39,538
Vishay Intertechnology, Inc.*	—	3,167	3,167	—	24,513	24,513

				—	818,120	818,120	0.28%

Internet Software & Services
AOL, Inc.*	—	2,434	2,434	—	50,603	50,603
eBay, Inc.*	—	15,676	15,676	—	307,406	307,406
IAC/InterActiveCorp*	—	1,163	1,163	—	25,551	25,551
Monster Worldwide, Inc.*	—	1,126	1,126	—	13,118	13,118
Yahoo!, Inc.*	—	17,621	17,621	—	243,699	243,699

				—	640,377	640,377	0.22%

IT Services
Amdocs Ltd.*	—	3,275	3,275	—	87,934	87,934
Broadridge Financial Solutions, Inc.	—	249	249	—	4,743	4,743
Computer Sciences Corp.	—	3,482	3,482	—	157,561	157,561
Convergys Corp.*	—	1,795	1,795	—	17,609	17,609
CoreLogic, Inc.	—	2,267	2,267	—	40,035	40,035
Fidelity National Information Services, Inc.	—	7,281	7,281	—	195,276	195,276

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Fiserv, Inc.*	—	1,100	1,100	—	50,226	50,226
Total System Services, Inc.	—	3,665	3,665	—	49,844	49,844

				—	603,228	603,228	0.21%

Office Electronics
Xerox Corp.	20,230	30,411	50,641	162,649	244,504	407,153
Zebra Technologies Corp., Class A*	—	223	223	—	5,658	5,658

				162,649	250,162	412,811	0.14%

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.*	—	8,118	8,118	—	59,424	59,424
Applied Materials, Inc.	69,140	—	69,140	831,063	—	831,063
Atmel Corp.*	—	1,080	1,080	—	5,184	5,184
Fairchild Semiconductor International, Inc.*	—	2,644	2,644	—	22,236	22,236
Intel Corp.	48,070	38,691	86,761	934,961	752,540	1,687,501
International Rectifier Corp.*	—	1,533	1,533	—	28,529	28,529
Intersil Corp., Class A	—	1,348	1,348	—	16,324	16,324
KLA-Tencor Corp.	—	3,586	3,586	—	99,978	99,978
LSI Corp.*	—	14,994	14,994	—	68,972	68,972
MEMC Electronic Materials, Inc.*	—	2,900	2,900	—	28,652	28,652
Micron Technology, Inc.*	—	18,859	18,859	—	160,113	160,113
National Semiconductor Corp.	—	500	500	—	6,730	6,730
Novellus Systems, Inc.*	—	267	267	—	6,771	6,771
PMC-Sierra, Inc.*	—	4,811	4,811	—	36,179	36,179
SunPower Corp., Class A*	—	1,300	1,300	—	15,730	15,730
Texas Instruments, Inc.	—	14,700	14,700	—	342,216	342,216

				1,766,024	1,649,578	3,415,602	1.17%

Software
Activision Blizzard, Inc.	—	8,368	8,368	—	87,780	87,780
CA, Inc.	—	1,607	1,607	—	29,569	29,569
Compuware Corp.*	—	2,151	2,151	—	17,165	17,165
Electronic Arts, Inc.*	—	400	400	—	5,760	5,760
Microsoft Corp.	—	55,800	55,800	—	1,283,958	1,283,958
Novell, Inc.*	—	7,714	7,714	—	43,816	43,816
Symantec Corp.*	—	15,900	15,900	—	220,692	220,692
Synopsys, Inc.*	—	3,083	3,083	—	64,342	64,342

				—	1,753,082	1,753,082	0.60%

Total Information Technology				4,359,573	6,461,860	10,821,433	3.70%

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Materials
Chemicals
Ashland, Inc.	—	1,651	1,651	—	76,639	76,639
Cabot Corp.	—	1,400	1,400	—	33,754	33,754
CF Industries Holdings, Inc.	—	367	367	—	23,286	23,286
Cytec Industries, Inc.	—	1,026	1,026	—	41,030	41,030
Dow Chemical Co.	68,370	25,524	93,894	1,621,736	605,429	2,227,165
E.I. du Pont de Nemours & Co.	—	13,042	13,042	—	451,123	451,123
Eastman Chemical Co.	—	1,312	1,312	—	70,008	70,008
FMC Corp.	—	516	516	—	29,634	29,634
Huntsman Corp.	—	3,456	3,456	—	29,964	29,964
Intrepid Potash, Inc.*	—	934	934	—	18,278	18,278
Mosaic Co.	35,390	—	35,390	1,379,502	—	1,379,502
Potash Corp. of Saskatchewan, inc.	3,840	—	3,840	331,162	—	331,162
PPG Industries, Inc.	—	3,013	3,013	—	182,015	182,015
RPM International, Inc.	—	1,322	1,322	—	23,585	23,585
Sherwin-Williams Co.	—	800	800	—	55,352	55,352
Sigma-Aldrich Corp.	—	200	200	—	9,966	9,966
Valspar Corp.	—	2,015	2,015	—	60,692	60,692

				3,332,400	1,710,755	5,043,155	1.73%

Construction Materials
Vulcan Materials Co.	—	2,844	2,844	—	124,652	124,652	0.04%

Containers & Packaging
AptarGroup, Inc.	—	1,544	1,544	—	58,394	58,394
Ball Corp.	—	1,573	1,573	—	83,102	83,102
Bemis Co., Inc.	—	2,525	2,525	—	68,175	68,175
Greif, Inc., Class A	—	801	801	—	44,487	44,487
Owens-Illinois, Inc.*	—	2,502	2,502	—	66,178	66,178
Packaging Corp. of America	—	1,998	1,998	—	43,996	43,996
Pactiv Corp.*	—	341	341	—	9,497	9,497
Sealed Air Corp.	—	3,564	3,564	—	70,282	70,282
Sonoco Products Co.	—	2,331	2,331	—	71,049	71,049
Temple-Inland, Inc.	—	1,894	1,894	—	39,149	39,149

				—	554,309	554,309	0.19%

Metals & Mining
AK Steel Holding Corp.	—	2,035	2,035	—	24,257	24,257

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Alcoa, Inc.	—	19,217	19,217	—	193,323	193,323
Barrick Gold Corp.	62,320	—	62,320	2,829,951	—	2,829,951
Cliffs Natural Resources, Inc.	26,960	—	26,960	1,271,434	—	1,271,434
Commercial Metals Co.	—	2,370	2,370	—	31,331	31,331
Gerdau Ameristeel Corp.*	—	2,700	2,700	—	29,430	29,430
Newmont Mining Corp.	42,080	—	42,080	2,598,019	—	2,598,019
Nucor Corp.	—	3,928	3,928	—	150,364	150,364
Reliance Steel & Aluminum Co.	—	1,429	1,429	—	51,658	51,658
Royal Gold, Inc.	—	741	741	—	35,568	35,568
Schnitzer Steel Industries, Inc., Class A	—	424	424	—	16,621	16,621
Steel Dynamics, Inc.	—	4,950	4,950	—	65,291	65,291
United States Steel Corp.	26,520	2,523	29,043	1,022,346	97,262	1,119,608
Walter Energy, Inc.	—	300	300	—	18,255	18,255

				7,721,750	713,360	8,435,110	2.89%

Paper & Forest Products
Domtar Corp.	—	900	900	—	44,235	44,235
International Paper Co.	—	2,089	2,089	—	47,274	47,274
MeadWestvaco Corp.	—	3,917	3,917	—	86,957	86,957
Weyerhaeuser Co.	—	4,687	4,687	—	164,983	164,983

				—	343,449	343,449	0.12%

Total Materials				11,054,150	3,446,525	14,500,675	4.96%

Telecommunication Services
Diversified Telecommunication Services
AT&T, Inc.	129,387	130,100	259,487	3,129,872	3,147,119	6,276,991
CenturyLink, Inc.	—	6,596	6,596	—	219,713	219,713
Frontier Communications Corp.	—	3,780	3,780	—	26,876	26,876
Level 3 Communications, Inc.*	—	22,433	22,433	—	24,452	24,452
Qwest Communications International, Inc.	—	38,280	38,280	—	200,970	200,970
Verizon Communications, Inc.	49,700	62,307	112,007	1,392,594	1,745,842	3,138,436
Windstream Corp.	—	6,458	6,458	—	68,196	68,196

				4,522,466	5,433,168	9,955,634	3.41%

Wireless Telecommunication Services
Clearwire Corp., Class A*	—	1,390	1,390	—	10,119	10,119
Leap Wireless International, Inc.*	—	1,350	1,350	—	17,523	17,523
MetroPCS Communications, Inc.*	—	2,900	2,900	—	23,751	23,751
NII Holdings, Inc.*	—	787	787	—	25,593	25,593

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Sprint Nextel Corp.*	—	64,963	64,963	—	275,443	275,443
Telephone & Data Systems, Inc.	—	1,948	1,948	—	59,200	59,200
U.S. Cellular Corp.*	—	345	345	—	14,197	14,197

				—	425,826	425,826	0.15%

Total Telecommunication Services				4,522,466	5,858,994	10,381,460	3.55%

Utilities
Electric Utilities
Allegheny Energy, Inc.	—	3,780	3,780	—	78,170	78,170
American Electric Power Co., Inc.	—	10,556	10,556	—	340,959	340,959
DPL, Inc.	—	2,493	2,493	—	59,583	59,583
Duke Energy Corp.	—	28,971	28,971	—	463,536	463,536
Edison International	—	7,178	7,178	—	227,686	227,686
Entergy Corp.	—	4,187	4,187	—	299,873	299,873
Exelon Corp.	—	14,591	14,591	—	554,020	554,020
FirstEnergy Corp.	—	6,711	6,711	—	236,429	236,429
Great Plains Energy, Inc.	—	2,944	2,944	—	50,107	50,107
Hawaiian Electric Industries, Inc.	—	2,021	2,021	—	46,038	46,038
ITC Holdings Corp.	—	100	100	—	5,291	5,291
NextEra Energy, Inc.	13,250	9,161	22,411	646,070	446,690	1,092,760
Northeast Utilities	—	3,942	3,942	—	100,442	100,442
NV Energy, Inc.	—	5,161	5,161	—	60,952	60,952
Pepco Holdings, Inc.	—	4,887	4,887	—	76,628	76,628
Pinnacle West Capital Corp.	—	2,396	2,396	—	87,119	87,119
PPL Corp.	37,180	8,300	45,480	927,641	207,085	1,134,726
Progress Energy, Inc.	30,010	6,373	36,383	1,176,992	249,949	1,426,941
Southern Co.	56,770	18,154	74,924	1,889,306	604,165	2,493,471
Westar Energy, Inc.	—	2,364	2,364	—	51,086	51,086

				4,640,009	4,245,808	8,885,817	3.04%

Gas Utilities
AGL Resources, Inc.	—	1,706	1,706	—	61,109	61,109
Atmos Energy Corp.	—	2,149	2,149	—	58,109	58,109
Energen Corp.	—	1,600	1,600	—	70,928	70,928
EQT Corp.	—	200	200	—	7,228	7,228
National Fuel Gas Co.	—	1,641	1,641	—	75,289	75,289
ONEOK, Inc.	—	2,321	2,321	—	100,383	100,383
Questar Corp.	—	3,902	3,902	—	177,502	177,502
UGI Corp.	—	2,399	2,399	—	61,031	61,031

				—	611,579	611,579	0.21%

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Independent Power Producers & Energy Traders
AES Corp.*	—	14,724	14,724	—	136,050	136,050
Calpine Corp.*	—	4,097	4,097	—	52,114	52,114
Constellation Energy Group, Inc.	—	4,076	4,076	—	131,451	131,451
Mirant Corp.*	—	3,089	3,089	—	32,620	32,620
NRG Energy, Inc.*	—	5,660	5,660	—	120,048	120,048
Ormat Technologies, Inc.	—	200	200	—	5,658	5,658
RRI Energy, Inc.*	—	7,546	7,546	—	28,599	28,599

				—	506,540	506,540	0.17%

Multi-Utilities
Alliant Energy Corp.	—	2,572	2,572	—	81,635	81,635
Ameren Corp.	—	5,397	5,397	—	128,287	128,287
CenterPoint Energy, Inc.	—	8,698	8,698	—	114,466	114,466
CMS Energy Corp.	—	5,313	5,313	—	77,835	77,835
Consolidated Edison, Inc.	—	6,247	6,247	—	269,246	269,246
Dominion Resources, Inc.	—	13,156	13,156	—	509,663	509,663
DTE Energy Co.	—	3,762	3,762	—	171,585	171,585
Integrys Energy Group, Inc.	—	1,691	1,691	—	73,964	73,964
MDU Resources Group, Inc.	—	4,255	4,255	—	76,718	76,718
NiSource, Inc.	—	6,166	6,166	—	89,407	89,407
NSTAR	—	2,354	2,354	—	82,390	82,390
OGE Energy Corp.	—	2,135	2,135	—	78,056	78,056
PG&E Corp.	38,910	8,196	47,106	1,599,201	336,856	1,936,057
Public Service Enterprise Group, Inc.	21,550	11,170	32,720	675,161	349,956	1,025,117
SCANA Corp.	—	2,532	2,532	—	90,544	90,544
Sempra Energy	—	5,450	5,450	—	255,005	255,005
TECO Energy, Inc.	—	4,938	4,938	—	74,416	74,416
Vectren Corp.	—	1,748	1,748	—	41,358	41,358
Wisconsin Energy Corp.	—	2,675	2,675	—	135,729	135,729
Xcel Energy, Inc.	—	10,117	10,117	—	208,511	208,511

				2,274,362	3,245,627	5,519,989	1.89%

Water Utilities
American Water Works Co., Inc.	—	3,834	3,834	—	78,981	78,981
Aqua America, Inc.	—	3,024	3,024	—	53,464	53,464

				—	132,445	132,445	0.05%

See notes to pro-forma financial statements.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

June 30, 2010 (Unaudited)

	Number of Shares			Value (Note 1)
	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	EQ/Large Cap Value Index Pro Forma	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	Adjustment	EQ/Large Cap Value Index Pro Forma	% of Net Assets
Total Utilities				6,914,371	8,741,999		15,656,370	5.36%

Total Common Stocks				163,753,097	118,280,145		282,033,242	96.55%

(Cost $279,256,089)	162,264,655	116,991,434	279,256,089

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities
U.S. Treasury Bills 0.15%, 10/14/10 #(p)	$—	$444,000	$444,000	—	443,804		443,804	0.15%

Time Deposit
JP Morgan Chase Nassau 0.000%, 7/1/10	7,405,449	1,370,307	8,775,756	7,405,449	1,370,307		8,775,756	3.00%

Total Short-Term Investments				7,405,449	1,814,111		9,219,560	3.16%

(Cost/Amortized Cost $9,219,652)	7,405,449	1,814,203	9,219,652

Total Investments				171,158,546	120,094,256		291,252,802	99.71%
(Cost/Amortized Cost $288,475,741)	169,670,104	118,805,637	288,475,741
Other Assets Less Liabilities				328,847	517,862	(36,000)	810,709	0.29%

Net Assets (100%)				$171,487,393	$120,612,118	(36,000)	$292,063,511	100.00%

See notes to pro-forma financial statements.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $443,803.
(p)	Yield to maturity.

As of June 30, 2010, all of the portfolio holdings of the EQ/Lord Abbett Growth and Income Portfolio complied with the investment objective, policies and restrictions of the EQ/Large Cap Value Index Portfolio.

Glossary:

ADR — American Depositary Receipt

As of June 30, 2010, the Portfolio had the following futures contracts open: Note (1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 6/30/2010	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	32	September-10	$1,732,609	$1,642,560	$(90,049)
S&P MidCap 400 E-Mini Index	6	September-10	435,703	426,000	(9,703)

					$(99,752)

As of June 30, 2010, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	Combined Pro Forma
Aggregate gross unrealized appreciation	$10,511,421	$2,215,360	$12,726,781
Aggregate gross unrealized depreciation	(13,483,617)	(5,382,507)	$(18,866,124)

Net unrealized depreciation	$(2,972,196)	$(3,167,147)	$(6,139,343)

Federal income tax cost of investments	$174,130,742	$123,261,403	$297,392,145

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security , but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	Combined Pro Forma
Level 1
Assets
Investments in Securities	$163,753,097	$118,280,145	$282,033,242
Other Investments*	—	—	—
Liabilities
Investments in Securities	—	—	—
Other Investments*	—	(99,752)	(99,752)
Level 1 Total	$163,753,097	$118,180,393	$281,933,490
Level 2
Assets
Investments in Securities	$7,405,449	$1,814,111	$9,219,560
Other Investments*	—	—	—
Liabilities
Investments in Securities	—	—	—
Other Investments*	—	—	—
Level 2 Total	$7,405,449	$1,814,111	$9,219,560
Level 3
Assets
Investments in Securities	—	—	—
Other Investments*	—	—	—
Liabilities
Investments in Securities	—	—	—
Other Investments*	—	—	—
Level 3 Total	—	—	—
Total	$171,158,546	$119,994,504	$291,153,050

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/deprecation on the investment.

	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	Combined Pro Forma
Cost of Purchases:
Stocks and long-term corporate debt securities	$43,575,161	$37,806,693	$81,381,854
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$31,967,665	$33,079,161	$65,046,826

Fair Values of Derivative Instruments as of June 30, 2010:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
		EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	Combined Pro Forma
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	$—	$—	*
Foreign exchange contracts	Receivables	—	—	—
Credit contracts	Receivables	—	—	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	—	—	*
Commodity contracts	Receivables	—	—	—
Other contracts	Receivables	—	—	—

Total		$—	$—	$—

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
		EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	Combined Pro Forma
Interest rate contracts	Receivables, Net Assets - Unrealized depreciation	$—	$—	$—	*
Foreign exchange contracts	Receivables	—	—	—
Credit contracts	Receivables	—	—	—
Equity contracts	Receivables, Net Assets - Unrealized depreciation	—	(99,752)	(99,752	)*
Commodity contracts	Receivables	—	—	—
Other contracts	Receivables	—	—	—

Total		$—	$(99,752)	$(99,752)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the twelve months ended June 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options			Futures			Forward Currency Contracts			Swaps			Total
	EQ/ Lord Abbett Growth and Income	EQ/ Large Cap Value Index	Combined Pro Forma	EQ/ Lord Abbett Growth and Income	EQ/Large Cap Value Index	Combined Pro Forma	EQ/ Lord Abbett Growth and Income	EQ/ Large Cap Value Index	Combined Pro Forma	EQ/ Lord Abbett Growth and Income	EQ/ Large Cap Value Index	Combined Pro Forma	EQ/ Lord Abbett Growth and Income	EQ/Large Cap Value Index	Combined Pro Forma
Interest rate contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Credit contracts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Equity contracts	—	—	—	—	2,359,449	2,359,449	—	—	—	—	—	—	—	2,359,449	2,359,449
Commodity contracts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other contracts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	$—	$—	$—	$—	$2,359,449	$2,359,449	$—	$—	$—	$—	$—	$—	$—	$2,359,449	$2,359,449

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options			Futures			Forward Currency Contracts
	EQ/ Lord Abbett Growth and Income	EQ/ Large Cap Value Index	Combined Pro Forma	EQ/ Lord Abbett Growth and Income	EQ/ Large Cap Value Index	Combined Pro Forma	EQ/ Lord Abbett Growth and Income	EQ/ Large Cap Value Index	Combined Pro Forma
Interest rate contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—	—	—	—	—
Credit contracts	—	—	—	—	—	—	—	—	—
Equity contracts	—	—	—	—	(27,363)	(27,363)	—	—	—
Commodity contracts	—	—	—	—	—	—	—	—	—
Other contracts	—	—	—	—	—	—	—	—	—

Total	$—	$—	$—	$—	$(27,363)	$(27,363)	$—	$—	$—

^	This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	Adjustment	EQ/Large Cap Value Index Pro Forma
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

(Investments at Cost)	$169,670,104	$118,805,637		$288,475,741
ASSETS
Investments at value	$171,158,546	$120,094,256		$291,252,802
Cash	—	20,910		20,910
Receivable from Separate Accounts for Trust shares sold	657,994	583,384		1,241,378
Receivable for securities sold	499,997	—		499,997
Dividends, interest, and other receivables	91,208	173,929		265,137
Other assets	2,702	1,297		3,999

Total assets	172,410,447	120,873,776	—	293,284,223

LIABILITIES
Payable for securities purchased	488,817	81,870		570,687
Payable to Separate Accounts for Trust shares redeemed	235,721	14,756		250,477
Investment management fees payable	87,277	36,265		123,542
Distribution fees payable- Class IB	30,718	25,355		56,073
Administrative fees payable	17,464	13,071		30,535
Variation margin payable on futures contracts	—	16,080		16,080
Trustees’ fees payable	656	604		1,260
Accrued expenses	62,401	73,657	36,000 (a)	172,058

Total liabilities	923,054	261,658	36,000	1,220,712

NET ASSETS	$171,487,393	$120,612,118	$(36,000)	$292,063,511

Net assets were comprised of:
Paid in capital	$229,213,597	$177,289,041		$406,502,638
Accumulated undistributed net investment income (loss)	479,794	939,555	(36,000)	1,383,349
Accumulated undistributed net realized gain (loss) on investments and futures	(59,694,440)	(58,805,345)		(118,499,785)
Net Unrealized appreciation (depreciation) on investments and futures and foreign currency translations	1,488,442	1,188,867		2,677,309

Net Assets	$171,487,393	$120,612,118	$(36,000)	$292,063,511

Class IA Shares:
Net Assets	27,431,594	2,837,528	(3,600)	30,265,522
Shares outstanding	3,262,539	643,649	2,959,891 *	6,865,262

Net asset value, offering and redemption price per share	$8.41	$4.41		$4.41

Class IB Shares:
Net Assets	144,055,799	117,774,590	(32,400)	261,797,989
Shares outstanding	17,133,227	26,827,888	15,681,261 *	59,634,996

Net asset value, offering and redemption price per share	$8.41	$4.39		$4.39

*	Reflects new shares issued of the Acquiring Portfolio
(a)	Reflects adjustment due to expenses of the Reorganization.

STATEMENT OF OPERATIONS

For the Twelve Months Ended June 30, 2010 (Unaudited)	EQ/Lord Abbett Growth and Income	EQ/Large Cap Value Index	Adjustment		EQ/Large Cap Value Index Pro Forma
(Foreign withholding tax)	$6,044	$—			$6,044
INVESTMENT INCOME
Dividends	2,438,175	7,770,796			10,208,971
Interest	(17)	747			730

Total income	2,438,158	7,771,543	—		10,209,701

EXPENSES
Investment management fees	1,104,193	1,153,960	(1,104,553	)(b)	1,153,600
Distribution fees - Class IB	347,718	303,713			651,431
Administrative fees	203,996	368,113	(205,917	)(b)	366,192
Custodian fees	2,218	112,205	(39,423	)(a)	75,000
Professional fees	14,575	23,816	(8,391	)(a)	30,000
Printing and mailing expenses	31,778	104,797	(85,575	)(e)(f)	51,000
Trustees’ fees	3,986	11,647			15,633
Miscellaneous	9,258	18,474	(10,732	)(a)	17,000

Gross expenses	1,717,722	2,096,725	(1,454,591)		2,359,856

Less: Waiver from investment advisor	(95,501)	—	95,501	(d)	—
Fees paid indirectly	(23,028)	(46,520)	23,028	(c)	(46,520)

Net expenses	1,599,193	2,050,205	(1,336,062)		2,313,336

NET INVESTMENT INCOME (LOSS)	838,965	5,721,338	1,336,062		7,896,365

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	2,808,058	210,121,716			212,929,774
Futures	—	2,359,449			2,359,449

Net realized gain (loss)	2,808,058	212,481,165	—		215,289,223

Change in unrealized appreciation (depreciation) on:
Securities	13,625,864	(57,710,045)			(44,084,181)
Futures	—	(27,363)			(27,363)

Net change in unrealized appreciation (depreciation)	13,625,864	(57,737,408)	—		(44,111,544)

NET REALIZED AND UNREALIZED GAIN (LOSS)	16,433,922	154,743,757	—		171,177,679

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,272,887	$160,465,095	$1,336,062		$179,074,044

(a) Reflects adjustment in expenses due to elimination of duplicative expenses.

(b) Reflects adjustment in expenses due to effects of new contract rate.

(c) Reflects adjustment to eliminate EQ/Lord Abbett Growth and Income’s fees paid indirectly.

(d) Reflects decrease in waiver due to expense adjustment.

(e) Reflects adjustment due to reduced shareholder fees in 2010 due to mailing of CDs.

(f) Reflects adjustment due to proxy costs associated with the reorganization.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(UNAUDITED - As of June 30, 2010)

NOTE 1 – BASIS OF COMBINATION:

On December 7-8, 2010 the Board of Trustees of EQ Advisors Trust (the “Trust”) approved a proposed Plan of Reorganization and Termination (“Reorganization Plan”) that provides for the transfer of all of the assets of the EQ/Lord Abbett Growth and Income Portfolio (“Growth and Income Portfolio”) to the EQ/Large Cap Value Index Portfolio (“LC Value Index Portfolio”), each a series of the Trust, and the assumption by the LC Value Index Portfolio of all of the liabilities of the Growth and Income Portfolio in exchange for shares of the LC Value Index Portfolio having an aggregate value equal to the net assets of the Growth and Income Portfolio, the distribution of the LC Value Index Portfolio shares to the Growth and Income Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Growth and Income Portfolio.

The Growth and Income Portfolio’s annual contractual management fee equals 0.650% of average daily net assets for the first $1 billion, 0.600% of average daily net assets for the next $1 billion, 0.575% for the next $3 billion, 0.550% for the next $5 billion, and 0.525% of average daily net assets thereafter. The LC Value Index Portfolio’s annual contractual management fee rate equals 0.35% of average daily net assets. The Reorganization Plan is subject to the approval of the Growth and Income Portfolio’s shareholders. A special meeting of shareholders of the Growth and Income Portfolio will be held on or about April 20, 2011.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2010. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the Growth and Income Portfolio and the LC Value Index Portfolio at June 30, 2010. The unaudited pro forma statement of operations reflects the results of operations of the LC Value Index Portfolio as if it had acquired the Growth and Income Portfolio at the beginning of the 12 month period ended June 30, 2010. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the LC Value Index Portfolio for pre-combination periods will not be restated.

The unaudited pro forma portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information. The preparation of financial statements in accordance with accounting principles

NOTES TO PRO FORMA FINANCIAL STATEMENTS—(Continued)

(UNAUDITED - As of June 30, 2010)

generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimated.

Following the Reorganization, the LC Value Index Portfolio will be the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the LC Value Index Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management – The merged entity will be managed by the Manager, Adviser and portfolio managers to the LC Value Index Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition – The merged entity’s investments are anticipated to be wholly composed of securities currently held by the LC Value Index Portfolio.

c.)	Investment Objective, Policies and Restrictions – The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the LC Value Index Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)	Expense Structure and Expense Ratios – The merged entity’s expense structure will be the same as that of the LC Value Index Portfolio. The expense ratio of the merged entity will closely resemble that of LC Value Index Portfolio and will be lower than that of the Growth and Income Portfolio.

e.)	Asset Size – The asset sizes of the LC Value Index Portfolio and the Growth and Income Portfolio are comparable. Although the Growth and Income Portfolio is somewhat larger than the LC Value Index Portfolio, it will not be a dominant portion of the merged entity.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES:

Each of the Portfolios has substantially the same significant accounting policies, which are detailed in the historical financial statements referenced above in Note 1.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Equity securities (including securities issued by Exchange Traded Funds (ETFs)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ Stock Market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly, or in American Depositary Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making evaluations.

If market quotations are not readily available for a security or other financial instruments, such securities or instruments shall be referred to the Trust’s Valuation Committee, who will value the assets in good faith pursuant to procedures adopted by the Board of Trustees of the Trust.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Portfolios’ policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2010. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of or increase in available market inputs to determine price. Transfers in and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

A summary of inputs used to value the Portfolio’s assets and liabilities carried at fair value as of June 30, 2010 is included in the Portfolio of Investments.

NOTES TO PRO FORMA FINANCIAL STATEMENTS—(Continued)

(UNAUDITED - As of June 30, 2010)

NOTE 3 – SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Growth and Income Portfolio by the LC Value Index Portfolio as of June 30, 2010. The number of additional shares issued was calculated based on the net assets of the Growth and Income Portfolio and net asset value of the LC Value Index Portfolio at June 30, 2010.

NOTE 4 – UNAUDITED PRO FORMA ADJUSTMENTS:

The accompanying unaudited pro forma financial statements reflect changes in the LC Value Index Portfolio’s shares as if the merger had taken place on June 30, 2010. The Growth and Income Portfolio will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) up to $36,000 and AXA Equitable will bear the remaining expenses, which are estimated at approximately $95,000.

Exhibit (17)(a)

To Vote by Telephone

1) Read the Proxy Statement/Prospectus and

have the Voting Instruction Card at hand.

2) Call toll-free 1-888-221-0697.

3) Follow the recorded instructions.

To Vote by Internet

1) Read the Proxy Statement/Prospectus and

have the Voting Instruction Card at hand.

2) Go to www.proxyweb.com

3) Follow the on-line instructions.

To Vote by Mail

1) Read the Proxy Statement/Prospectus.

2) Check the appropriate boxes on reverse side.

3) Sign, date and return the Voting Instruction Card

in the enclosed envelope provided.

If you vote by Internet or Telephone,

please do not mail your card.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

999 9999 9999 999

AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON APRIL 20, 2011

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of the portfolios being acquired in the proposed Plan of Reorganization and Termination (the “Acquired Portfolios”), each a series of EQ Advisors Trust (the “Trust”), hereby instructs AXA Equitable Life Insurance Company, MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company” and together, the “Insurance Companies”), the owners of the shares of the Trust attributable to the Contracts and, therefore, shareholders of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment thereof (the “Meeting”), as described in the Trust’s Combined Proxy Statement and Prospectus dated             , 2011 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the applicable Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Information Statement and the Trust’s Proxy Statement/Prospectus accompanying this Voting Instruction Card is acknowledged by the undersigned.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated 2011
Signature(s) (if held jointly) (Please sign in box)

NOTE: Please sign your name or names exactly as it appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil:     X

PLEASE DO NOT USE FINE POINT PENS.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

This Voting Instruction Card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANIES TO VOTE “FOR” THE FOLLOWING PROPOSAL.

FOR	AGAINST	ABSTAIN

1. To approve the Plan of Reorganization and Termination adopted by the Trust, which provides for the reorganization of the EQ/Capital Guardian Growth Portfolio into the EQ/Large Cap Growth PLUS Portfolio.

☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil:     X

PLEASE DO NOT USE FINE POINT PENS.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

This Voting Instruction Card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANIES TO VOTE “FOR” THE FOLLOWING PROPOSAL.

FOR	AGAINST	ABSTAIN

2. To approve the Plan of Reorganization and Termination adopted by the Trust, which provides for the reorganization of the EQ/Lord Abbett Growth and Income Portfolio into the EQ/Large Cap Value Index Portfolio.

☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

EQ ADVISORS TRUST

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON APRIL 20, 2011

PROXY CARD

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the portfolios being acquired in the proposed Plan of Reorganization and Termination (the “Acquired Portfolios”), each a series of the Trust. The undersigned hereby appoints as proxies Brian Walsh and Lisa Perrelli, and each of them (with power of substitution) to (i) vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment thereof (the “Meeting”), as described in the Trust’s Combined Proxy Statement and Prospectus dated February     , 2011 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Trust’s Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the undersigned.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated 2011

Signature(s) (if held jointly) (Please sign in box)

NOTE: Please sign your name or names exactly as it appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil:     X

PLEASE DO NOT USE FINE POINT PENS.

Proxies may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

This Proxy Card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL.

FOR	AGAINST	ABSTAIN

1. To approve the Plan of Reorganization and Termination adopted by the Trust, which provides for the reorganization of the EQ/Capital Guardian Growth Portfolio into the EQ/Large Cap Growth PLUS Portfolio.

☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil:     X

PLEASE DO NOT USE FINE POINT PENS.

Proxies may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

This Proxy Card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL.

FOR	AGAINST	ABSTAIN

2. To approve the Plan of Reorganization and Termination adopted by the Trust, which provides for the reorganization of the EQ/Lord Abbett Growth and Income Portfolio into the EQ/Large Cap Value Index Portfolio.

☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.